Annual Report

May 31, 2001                            U.S. Equity Funds
                                        Pilgrim MagnaCap
Class Q                                 Pilgrim Research Enhanced Index
                                        Pilgrim Growth Opportunities
                                        Pilgrim LargeCap Growth
                                        Pilgrim MidCap Opportunities
                                        Pilgrim MidCap Growth
                                        Pilgrim Growth + Value
                                        Pilgrim SmallCap Opportunities
                                        Pilgrim SmallCap Growth

                                        Equity & Income Funds

                                        Pilgrim Balanced
                                        Pilgrim Convertible

[GRAPHIC]

                                                              [LOGO] ING PILGRIM
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                                TABLE OF CONTENTS
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          Letter to Shareholders ................................    1
          Portfolio Managers' Reports:
            U.S. Equity Funds ...................................    2
            Equity & Income Funds ...............................   20
          Index Descriptions ....................................   24
          Report of Independent Auditors ........................   25
          Statements of Assets and Liabilities ..................   26
          Statements of Operations ..............................   32
          Statements of Changes in Net Assets ...................   37
          Financial Highlights ..................................   44
          Notes to Financial Statements .........................   55
          Portfolios of Investments .............................   75
          Shareholder Meetings ..................................   99
          Tax Information .......................................  101
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                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to present the Class Q May 31, 2001 Annual Report for the Pilgrim Funds.

On September 1, 2000, ING Groep N.V. (NYSE: ING) acquired ReliaStar Financial Corp., the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, Pilgrim Securities, Inc., Distributor to the Funds and Pilgrim Group, Inc., Administrator to the Funds. In conjunction with the acquisition, the Adviser, Distributor and Administrator changed their names to ING Pilgrim Investments, Inc., ING Pilgrim Securities, Inc. and ING Pilgrim Group, Inc., respectively, effective September 8, 2000. Subsequently, in February 2001, ING Pilgrim Group, Inc. and ING Pilgrim Investments, Inc. became ING Pilgrim Group, LLC and ING Pilgrim Investments, LLC, respectively.

Our fund family now has many funds of varying types

which provide core investment choices for the serious investor. There are eleven Funds included in this Annual Report.

At ING Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.(SM)

Sincerely,

ING Pilgrim Group, LLC

July 15, 2001

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                                                                       Portfolio
PILGRIM MAGNACAP FUND                                           Managers' Report
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Portfolio Management Team: Howard N. Kornblue, Senior Vice President and Senior
Portfolio Manager; G. David Underwood, CFA, Vice President and Portfolio
Manager, ING Pilgrim Investments, LLC. In June 2001, Thomas Jackson, Senior Vice President and Senior Portfolio Manager, began serving as Portfolio Manager and Howard N. Kornblue began serving as Auxiliary Portfolio Manager.

Goal: The Pilgrim MagnaCap Fund (the "Fund") seeks growth of capital, with dividend income as a secondary consideration. As a disciplined investment philosophy fund, MagnaCap invests in a very select group of companies that have been able to sustain growth over a 10-year period. In selecting portfolio securities, companies are generally assessed with reference to the following criteria as ideal:

     * A company must pay or had the financial capability from its operations to pay a dividend in 8 out of the last 10 years.

     * A company must have increased its dividend or had the financial capability from its operations to have increased its dividend at least 100% over the past 10 years.

     *    Dividend payout must be less than 65% of current earnings.

     * Long-term debt should be no more than 25% of the company's total capitalization, or a company's bonds must be rated at least A- or A-3.

     * The current price should be in the lower half of the stock's price/earnings ratio range for the past ten years, or the ratio of the price of the company's stock at the time of purchase to its anticipated future earnings must be an attractive value in relation to the average for its industry peer group or that of the S&P 500 Composite Stock Price Index.

Market Overview: We have just completed one of the most extraordinary years in stock market history. Last year's massacre of technology and Internet stocks marked the end of one of the US's biggest financial manias of the last 100 years. Yet it was a massacre that left much of the market relatively unscathed. The Nasdaq Composite Index plunged 39.3% to 2,470.5, the worst year since it was created in 1971, giving back almost all of 1999's record 86% gain. Its peak to trough 54% plunge represented a loss of $3.3 trillion, equivalent to one-third of the houses in America disappearing. The Dow Jones Industrial Average fell only 6.2% to 10,786.9 for the year. That broke a nine-year winning streak and represented its worst calendar year since 1981. The Standard & Poor's 500 stock index ("S&P 500") lost 10.1% to 1,320.3 last year, its worst since 1977. The Dow and the S&P 500 have given up less than a sixth of what they made when they tripled between 1995 and 1999, and excess in the market has been liquidated without destroying the entire market. The top performing stocks included utilities and health care stocks, including hospital companies, drug distributors, medical device makers and drug companies. Among utility stocks, the strongest were the natural gas producers, which benefited from soaring natural gas prices and worries about winter shortages. The big losers were almost all technology related, and included the names of beleaguered Internet related companies whose businesses did not hold up. Stocks ended the first quarter of 2001 with one of the worst periods ever for equity returns, further pressuring markets already under siege. The quarter started constructively with the equity markets trending upward in January, only to weaken markedly in February and be followed by a widespread rout in March. The late-quarter sell-off hit every major equity index and investment style. Investors continued to dump technology and telecommunications stocks, but pummeled the rest of the market indiscriminately. Most unusual, the sell down took place even as the Federal Reserve lowered interest rates. The S&P 500 lost 11.9%. Punished the most, the technology-dominated NASDAQ lost 25.5%.

Performance: For the eleven months ended May 31, 2001, the Fund's Class Q shares provided a total return of -2.60%, compared to the S&P 500 Index, which returned -12.70% for the same period.

Portfolio Specifics: We believe that the Fund's past success can be attributed to the very explicit investment criteria, which normally determine the kinds of companies that qualify for inclusion in the portfolio. Out of a universe of approximately 4,000 publicly traded companies, and based upon both in-house and external research, we aim to select the 40 to 60 equities which we believe will be most likely to exhibit a high degree of performance. Among the individual stocks that were significant contributors to performance were Microsoft, Best Buy, Tricon Global Restaurants, and Compaq Computer.

Market Outlook: Going forward, we will continue to draw from the pool of companies that come closest to meeting the Fund's strict investment criteria given market conditions, the circumstances of the company and the sector within which it falls. There is a question if last year's Nasdaq decline is the vanguard of a broad based bear market. The answer depends mostly on whether the economy's downshift in recent months is a pause in the longest expansion in a century or the first stage of a recession. The Federal Reserve's raising of interest rates through last May eventually sank stocks and braked the speeding economy. As the Federal Reserve now reverses course and lowers rates, the economy and stock prices should move forward. Fed easing usually outweighs earnings deceleration in driving stock prices. During the past thirty years, the equity market has risen on both a six-month and one year horizon from the initiation of a Fed easing process, with two key exceptions. Those exceptions were the mid-1970s and early 1980s, when the U.S. economy fell into deep slumps that were still underway a year after the Fed began to ease. Even including those two periods, the S&P 500 was up an average of 12% one year after the Fed began easing its policy. Excluding them, the S&P 500 was up an average of 22%. Unless one believes the U.S. economy is about to crumble, Fed easing would mark a buying opportunity for equities. We believe stock prices can continue to rise selectively in 2001 in concert with improvements in corporate earnings and cash flows. Accordingly, we intend to remain almost fully invested, selecting stocks on the basis described above.

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Portfolio
Managers' Report                                           PILGRIM MAGNACAP FUND
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                                           11/19/99       5/31/99       5/31/01
                                           --------       -------       -------
Pilgrim MagnaCap Fund Class Q               $10,000       $ 9,975       $ 9,489
S&P 500 Index                               $10,000       $10,290       $ 9,204

                 Average Annual Total Returns for
                  the Periods Ended May 31, 2001
                 --------------------------------
                                 Since Inception
                     1 Year         11/19/99
                     ------         --------
Class Q              -4.88%          -3.37%
S&P 500 Index       -10.55%          -5.38%(1)

Based upon a $10,000 intitial investment, the graph and table above illustrate the total return of Pilgrim MagnaCap Fund against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of the sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Since inception performance for the index is shown from 12/01/99.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities.

                 See accompanying index descriptions on page 24.

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                                                                       Portfolio
PILGIRM RESEARCH ENHANCED INDEX FUND                            Managers' Report
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Portfolio Management Team: J.P. Morgan Investment Management, Inc. led by
Timothy Devlin, Vice President.

Goal: The Research Enhanced Index Fund (the "Fund" or "REI") seeks capital appreciation by investing primarily in large companies that make up the S&P 500 Index. The Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility.

Market Overview: The seven months ending May 31, 2001 in the equity markets were characterized by glimpses of optimism shrouded by a cloud of negativity. November and December of 2000 saw a huge sell-off in the equity markets led by a 27% fall in the Nasdaq and an 8% drop in the S&P 500. This sell-off was driven by a number of factors. Technology stocks plummeted as a result of numerous earnings down grades and disappointments. Telecoms declined rapidly as wireless companies addressed their spectrum and capex financing needs and long distance voice providers continued to cut prices. On a larger scale, the increased fear of a recession and a prolonged Presidential election also added to the uncertainty in the market for the quarter.

The first quarter of 2001 saw a continuation of this drastic decline for equity markets as the S&P 500 and the Nasdaq declined 11.9% and 25.5%, respectively. The year began positively as the markets were buoyed by a surprise Fed rate cut of 50 basis points on January 3 and a subsequent 50 basis point cut announced at the January 31 Federal Open Market Committee (FOMC) meeting. Investors sensed the market had reached a bottom, rotated out of defensive names and returned to scoop up bargains in Telecoms and Technology. News during the months of February and March, however, did more than negate January's optimism. Signs of slowing economic growth, concerns of an inventory correction, announcements of cuts in capital spending, and deteriorating sales, profits and cash flow renewed fears of a hard landing. This environment drove the Nasdaq down to a two- year low in early March. Declines across all markets then continued as investors were disappointed by the Fed's 50 basis point interest rate cut at the March 20th FOMC meeting. At the end of the quarter, the S&P 500 and the Nasdaq had returned to levels not seen since the second half of 1998.

The markets, however, came roaring back in April. Spurred on by another surprise 50 basis point rate cut and bargain hunting following the massive sell-offs in February and March, the S&P 500 closed up 7.7% and the Nasdaq up 15.0% in April. The markets then leveled off in May. The month did see a brief rally sparked by the Fed's 50 basis point cut in the middle of the month, but most indices returned to pre-easing price levels by month end.

Performance: For the seven months ended May 31, 2000, the Fund's Class Q Shares provided a total return of -11.82% compared to a return of -11.48% for the S&P 500 Index.

Portfolio Specifics: As the Fund is sector and style neutral relative to the S&P 500, REI's performance over the period was attributable purely to stock selection within sectors. The Fund's stock selection was robust overall as stock picking added value in 12 out of 18 sectors. Security selection added most value in Industrial Cyclicals, Consumer Stable and Finance. On the other hand, stock picking in Software & Services, Telecoms and Network Technology proved troublesome as companies in these sectors gave analysts almost no guidance with regards to earnings.

More specifically, positions within the Fund that significantly added to performance included overweights in Philip Morris and Comcast and an underweight in Applied Micro Circuits. Positions that detracted from performance included overweights in Sun Microsystems and Level 3 Communications.

Market Outlook: U.S. economic data continues to be somewhat mixed. The Purchasing Managers Index suggests that the drag from the inventory cycle has peaked. Additionally, housing and autos have held up well reinforcing hopes that the GPD growth rate has bottomed. However, the economy faces major structural headwinds impeding demand growth, so a strong snapback to 3% or 4% GDP growth seems very unlikely; particularly in the short run. Households must rebuild savings now that the equity bubble has burst; and the capital spending boom of the 1990s has given way to a bust. On an inflation front, the data during the next couple of months should be market-friendly because demand growth has cooled, commodity prices are falling, the dollar is firm and incipient excess capacity suggests corporate pricing will remain low. Corporate profit growth, however, should remain below sales growth until after the unemployment rate has risen and excess capacity has been worked off. All in all, the Fund's sector neutral, stock picking strategy emphasizing company fundamentals should be able to add value across all market environments.

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Portfolio
Managers' Report                            PILGIRM RESEARCH ENHANCED INDEX FUND
--------------------------------------------------------------------------------

                                                   4/4/00     5/31/00    5/31/01
                                                   -------    -------    -------
Pilgrim Research Enhanced Index Fund Class Q       $10,000    $ 9,421    $ 8,263
S&P 500 Index                                      $10,000    $ 9,500    $ 8,497

                        Average Annual Total Returns for
                         the Periods Ended May 31, 2001
                        --------------------------------
                                        Since Inception
                           1 Year          04/04/00
                           ------          --------
Class Q                    -12.29%          -15.16%
S&P 500 Index              -10.55%          -13.03%(1)

Based on a $10,000 initial investment, the graph and table above illustrates the total return of Pilgrim Research Enhanced Index Fund against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Since inception performance for the Index is shown from 04/01/00.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities.

                 See accompanying index descriptions on page 24.

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                                                                       Portfolio
PILGRIM GROWTH OPPORTUNITIES FUND                               Managers' Report
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Portfolio Management Team: Mary Lisanti, Executive Vice-President and Portfolio
Manager; Jeff Bernstein, Senior Vice President and Portfolio Manager, ING
Pilgrim Investments, LLC.

Goal: The Fund seeks long-term growth of capital by investing primarily in the common stock of U.S. companies that the Portfolio Manager feels have above average prospects for growth.

Market Overview: The year 2001 began with surprise rate cut by the Federal Reserve, and the Fed's influence on the economy and the stock market continued to be the story of the year. At this time last year, GDP was growing close to 6%, but the effect of 175 basis points in interest rate hikes dramatically slowed growth in the second half of 2000. By the fourth quarter of 2000, US GDP had slowed to a 1.0% growth rate, and the United States faced the prospect of its first recession since 1990-91. Since the start of the year 2001, the Fed has cut interest rates by 250 basis points, as the lagging economic indicators and corporate earnings pointed to a further deterioration in the economy.

The deterioration in the growth of earnings was most apparent in the fastest growing sectors of the economy, namely technology and telecommunications. Healthcare stocks also struggled as investors sought the relative safety of value stocks, in consumer-related stocks, energy, and basic materials. The technology-heavy NASDAQ Composite was the hardest hit benchmark with a decline of 14.57% during the first five months of the year. While smaller cap stocks showed some strength with the Russell 2000 Index gaining 3.29%, the performance of other benchmarks was mixed. The Dow Jones Industrials gained 1.16% in 2001 and the S&P Midcap Index rose 1.38%, while the S&P 500 dipped 4.37%. While there was some evidence of a recovery in stocks, the signs of a classic bear market were apparent, as the S&P 500 dropped 26% from peak to trough, while the NASDAQ suffered a decline of 68%.

Performance: For the five months ended May 31, 2001, the Fund's Class Q shares provided a total return of -26.61%, compared to the S&P 500 Index, which returned -4.37% over the same period.

Portfolio Specifics: The Fund struggled in a market environment that favored value stocks over growth-oriented strategies. While the Fund started the year with weightings in "defensive" sectors such as energy, healthcare, and consumer stocks, we found the opportunity to invest in higher growth companies at attractive valuations. Thus, we increased our weightings in selected technology industries and companies.

For the year-to-date period, the Fund has seen the biggest impact from the "America's Changing Leisure Time" and "Life on the Net" investment themes, while the strongest contributors among the individual stocks were Lam Research, Brooks Automation, Peregrine Systems, and Jones Apparel.

Market Outlook: The months of April and May gave some evidence to our belief that the higher end of the growth market was close to a bottom. We still believe that the current economic decline is distinct from the last two recessions of 1980-81 and 1990-1991 in that this slowdown was not caused by structural imbalances. Rather, this slowdown was caused by a decline in capital spending, centered largely around technology. Technology spending has been slowing for close to a year in the wake of the "Y2K" boom and the Internet boom and bust, and incremental data suggest that these excesses have largely been wrung out of the system. Although we entered the current economic slowdown with unprecedented speed, the aggressive rate cuts by the Federal Reserve and the lack of excess inventory in the system could imply a more rapid recovery than in the past. Unless the current economic slowdown stretches beyond the end of 2001, we believe that we are very close to the bottom--if not beyond it. Some parts of the market, in particular technology, had priced in significantly lower growth for several years, and if the recovery plays out over the second half of the year, then the market will continue its recent good performance. We believe that this market is more similar to the 1990-1991 time frame than the 1994-1995 or 1998 corrections; the values seen at the bottom in the 1990-1991 bear market turned out to be the lows for the decade on many stocks. Thus, we are taking advantage of market volatility to initiate or add to positions in high quality growth companies. Our focus is on companies who we believe can deliver above-average earnings growth in 2002 and beyond, and we are particularly focused on those companies who are improving their business models through this downturn and have opportunities for significant improvement in profitability ahead of them.

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Portfolio
Managers' Report                               PILGRIM GROWTH OPPORTUNITIES FUND
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                                                          6/1/00       5/31/01
                                                         -------       -------
Pilgrim Growth Opportunities Fund Class Q                $10,000       $ 6,051
S&P 500 Index                                            $10,000       $ 8,945

                     Average Annual Total Returns
                         for the Period Ended
                             May 31, 2001
                     ----------------------------
                           Since Inception
                               06/01/00
                               --------
Class Q                         -39.49%
S&P 500 Index                   -10.55%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Growth Opportunities Fund against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than investing in stocks of larger companies.

                 See accompanying index descriptions on page 24.

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                                                                       Portfolio
PILGRIM LARGECAP GROWTH FUND                                    Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Mary Lisanti, Executive Vice-President and Portfolio Manager; Jeff Bernstein, Senior Vice President and Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The LargeCap Growth Fund (the "Fund") seeks long-term capital appreciation by investing primarily in stocks from a universe of U.S. companies with market capitalizations corresponding to the upper 90% of the S&P 500 Index.

Market Overview: The past year has seen a dramatic change in the outlook and the performance of the US economy, which led to an extremely volatile stock market over that time. At this time last year, GDP was growing close to 6%, but the effect of 175 basis points in interest rate hikes dramatically slowed growth in the second half of 2000. By the fourth quarter of 2000, US GDP had slowed to a 1.0% growth rate, and the United States faced the prospect of its first recession since 1990-91. Since the start of the year 2001, the Fed has cut interest rates by 250 basis points, as the lagging economic indicators and corporate earnings pointed to a further deterioration in the economy.

Equity investors clearly favored value stocks over growth in this environment, and the technology- and telecommunications-fueled rally of 1999 and early 2000 ended as market leadership shifted to utilities, energy, basic materials, and, following the rate cuts, financials. The hardest hit benchmark was the NASDAQ Composite, which plummeted 46.79% over the past 11 months, despite a rally of nearly 15% in April and May. While other sectors of the economy saw a decline in their earnings growth, none was as dramatic as the decline in NASDAQ earnings. The S&P 500 Index dropped 12.70%, while among small cap stocks, the Russell 2000 Index slid 2.79%. However, the Dow Jones Industrials gained 4.44% over the past 11 months, while the S&P Midcap Index gained 9.32% as the change to the earnings outlook was not nearly as severe as in other sectors. >From peak to trough, the S&P 500 declined 26% and the NASDAQ Composite dropped 68%--classic bear market declines on the part of the S&P 500 and the largest decline in the NASDAQ since that index was developed.

Performance: For the eleven months ended May 31, 2001, the Fund's Class Q shares provided a total return of -42.50%, compared to the Russell 1000 Growth Index, which returned -34.66% over the same period.

Portfolio Specifics: The market was clearly unkind towards funds that invest in growth stocks over this period. The Fund became increasingly "defensive" in the second half of calendar 2000, and we exited the year with significant weightings in energy, healthcare, and consumer stocks, as they showed the best opportunity for earnings growth. However, as 2001 has progressed, we have found the opportunity to invest in growth companies at attractive valuations, and our positions in technology and telecommunications shares have increased.

Over the past fiscal year, the sectors that have had the biggest positive impact on performance were utilities, healthcare, and financials, while the best performing individual stocks in the Fund were eBay, Baxter International, and Transocean Sedco Forex.

Market Outlook: The months of April and May gave some evidence to our belief that the higher end of the growth market was close to a bottom. We still believe that the current economic decline is distinct from the last two recessions of 1980-81 and 1990-1991 in that this slowdown was not caused by structural imbalances. Rather, this slowdown was caused by a decline in capital spending, centered largely around technology. Technology spending has been slowing for close to a year in the wake of the "Y2K" boom and the Internet boom and bust, and incremental data suggest that these excesses have largely been wrung out of the system. Although we entered the current economic slowdown with unprecedented speed, the aggressive rate cuts by the Federal Reserve and the lack of excess inventory in the system could imply a more rapid recovery than in the past.

Unless the current economic slowdown stretches beyond the end of 2001, we believe that we are very close to the bottom--if not beyond it. Some parts of the market, in particular technology, had priced in significantly lower growth for several years, and if the recovery plays out over the second half of the year, then the market will continue its recent good performance. We believe that this market is more similar to the 1990-1991 time frame than the 1994-1995 or 1998 corrections; the values seen at the bottom in the 1990-1991 bear market turned out to be the lows for the decade on many stocks. Thus, we are taking advantage of market volatility to initiate or add to positions in high quality growth companies. Our focus is on companies who can deliver above-average earnings growth in 2002 and beyond, and we are particularly focused on those companies who are improving their business models through this downturn and have significant improvement in profitability ahead of them.

Portfolio
Managers' Report                                    PILGRIM LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

                                        7/21/97   5/31/98   5/31/99   5/31/00   5/31/01
                                        -------   -------   -------   -------   -------
Pilgrim LargeCap Growth Fund Class Q    $10,000   $12,688   $21,841   $32,876   $20,801
Russell 1000 Growth Index               $10,000   $11,375   $14,357   $17,946   $12,614

                                     Average Annual Total Returns
                                  for the Periods Ended May 31, 2001
                                  ----------------------------------
                                                  Since Inception
                                     1 Year           7/21/97
                                     ------           -------
Class Q                              -36.73%           20.89%
Russell 1000 Growth Index            -29.71%            6.25%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim LargeCap Growth Fund against the Russell 1000 Growth Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Since inception performance for the Index is shown from 8/1/97.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities.

                 See accompanying index descriptions on page 24.

-----------
U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM MIDCAP OPPORTUNITIES FUND                               Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Mary Lisanti, Executive Vice-President and Portfolio Manager; Jeff Bernstein, Senior Vice President and Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Fund seeks long-term capital appreciation by investing primarily in the common stock of mid-sized U.S. companies that the Portfolio Manager feels have above average prospects for growth.

Market Overview: The year 2001 began with surprise rate cut by the Federal Reserve, and the Fed's influence on the economy and the stock market continued to be the story of the year. At this time last year, GDP was growing close to 6%, but the effect of 175 basis points in interest rate hikes dramatically slowed growth in the second half of 2000. By the fourth quarter of 2000, US GDP had slowed to a 1.0% growth rate, and the United States faced the prospect of its first recession since 1990-91. Since the start of the year 2001, the Fed has cut interest rates by 250 basis points, as the lagging economic indicators and corporate earnings pointed to a further deterioration in the economy.

The deterioration in the growth of earnings was most apparent in the fastest growing sectors of the economy, namely technology and telecommunications. Healthcare stocks also struggled as investors sought the relative safety of value stocks, in consumer-related stocks, energy, and basic materials. The technology-heavy NASDAQ Composite was the hardest hit benchmark with a decline of 14.57% during the first five months of the year. While smaller cap stocks showed some strength with the Russell 2000 Index gaining 3.29%, the performance of other benchmarks was mixed. The Dow Jones Industrials gained 1.16% in 2001 and the S&P Midcap Index rose 1.38%, while the S&P 500 dipped 4.37%. While there was some evidence of a recovery in stocks, the signs of a classic bear market were apparent, as the S&P 500 dropped 26% from peak to trough, while the NASDAQ suffered a decline of 68%.

Performance: For the five months ended May 31, 2001, the Fund's Class Q shares provided a total return of -23.64%, compared to the S&P Midcap 400 Index, which returned 1.38% over the same period.

Portfolio Specifics: The Fund struggled in a market environment that favored value stocks over growth-oriented strategies. While the Fund started the year with weightings in "defensive" sectors such as energy, healthcare, and consumer stocks, we found the opportunity to invest in higher growth companies at attractive valuations. Thus, we increased our weightings in selected technology industries and companies.

For the year to date period, the Fund has seen the biggest impact from the "Greying of America," "Life on the Net," and "New Age of Media" themes, while the strongest contributors among the individual stocks were Cendant Corporation, Conseco Inc., Intersil Corporation, and TyCom Limited.

Market Outlook: The months of April and May gave some evidence to our belief that the higher end of the growth market was close to a bottom. We still believe that the current economic decline is distinct from the last two recessions of 1980-81 and 1990-1991 in that this slowdown was not caused by structural imbalances. Rather, this slowdown was caused by a decline in capital spending, centered largely around technology. Technology spending has been slowing for close to a year in the wake of the "Y2K" boom and the Internet boom and bust, and incremental data suggest that these excesses have largely been wrung out of the system. Although we entered the current economic slowdown with unprecedented speed, the aggressive rate cuts by the Federal Reserve and the lack of excess inventory in the system could imply a more rapid recovery than in the past.

Unless the current economic slowdown stretches beyond the end of 2001, we believe that we are very close to the bottom--if not beyond it. Some parts of the market, in particular technology, had priced in significantly lower growth for several years, and if the recovery plays out over the second half of the year, then the market will continue its recent good performance. We believe that this market is more similar to the 1990-1991 time frame than the 1994-1995 or 1998 corrections; the values seen at the bottom in the 1990-1991 bear market turned out to be the lows for the decade on many stocks. Thus, we are taking advantage of market volatility to initiate or add to positions in high quality growth companies. Our focus is on companies who we believe can deliver above-average earnings growth in 2002 and beyond, and we are particularly focused on those companies who are improving their business models through this downturn and have opportunities for significant improvement in profitability ahead of them.

Portfolio
Managers' Report                               PILGRIM MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                              4/4/00       5/31/00      5/31/01
                                              -------      -------      -------
Pilgrim MidCap Opportunities Fund Class Q     $10,000      $ 9,366      $ 7,188
S&P MidCap 400 Index                          $10,000      $ 9,530      $10,571

                               Average Annual Total Returns for
                                the Periods Ended May 31, 2001
                               --------------------------------
                                               Since Inception
                                  1 Year          04/04/00
                                  ------          --------
Class Q                          -23.26%           -24.77%
S&P MidCap 400 Index              10.92%             4.88%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim MidCap Opportunities Fund against the S&P MidCap 400 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Since inception performance for the index is shown from 4/1/00.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than investing in stocks of larger companies.

                 See accompanying index descriptions on page 24.

-----------
U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM MIDCAP GROWTH FUND                                      Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Mary Lisanti, Executive Vice-President and Portfolio Manager; Jeff Bernstein, Senior Vice President and Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The MidCap Growth Fund (the "Fund") seeks maximum long-term capital appreciation by investing at least 65% of its total assets in equity securities of medium-sized U.S. companies, and at least 75% of its total assets in common stock that the portfolio managers feel have above average prospects for growth.

Market Overview: The past year has seen a dramatic change in the outlook and the performance of the US economy, which led to an extremely volatile stock market over that time. At this time last year, GDP was growing close to 6%, but the effect of 175 basis points in interest rate hikes dramatically slowed growth in the second half of 2000. By the fourth quarter of 2000, US GDP had slowed to a 1.0% growth rate, and the United States faced the prospect of its first recession since 1990-91. Since the start of the year 2001, the Fed has cut interest rates by 250 basis points, as the lagging economic indicators and corporate earnings pointed to a further deterioration in the economy.

Equity investors clearly favored value stocks over growth in this environment, and the technology- and telecommunications-fueled rally of 1999 and early 2000 ended as market leadership shifted to utilities, energy, basic materials, and, following the rate cuts, financials. The hardest hit benchmark was the NASDAQ Composite, which plummeted 46.67% over the past 11 months, despite a rally of nearly 15% in April and May. While other sectors of the economy saw a decline in their earnings growth, none was as dramatic as the decline in NASDAQ earnings. The S&P 500 Index dropped 12.70%, while among small cap stocks, the Russell 2000 Index slid 2.79%. However, the Dow Jones Industrials gained 4.44% over the past 11 months, while the S&P Midcap Index gained 9.32% as the change to the earnings outlook was not nearly as severe as in other sectors. >From peak to trough, the S&P 500 declined 26% and the NASDAQ Composite dropped 68%--classic bear market declines on the part of the S&P 500 and the largest decline in the NASDAQ since that index was developed.

Performance: For the eleven months ended May 31, 2001, the Fund's Class Q shares provided a total return of -33.14%, compared to the Russell Midcap Growth Index, which returned -31.55% over the same period.

Portfolio Specifics: The market was clearly unkind towards funds that invest in growth stocks over this period. The Fund became increasingly "defensive" in the second half of calendar 2000, and we exited the year with significant weightings in energy, healthcare, and consumer stocks, as they showed the best opportunity for earnings growth. However, as 2001 has progressed, we have found the opportunity to invest in growth companies at attractive valuations, and our positions in technology and telecommunications shares have increased.

Over the past fiscal year, the themes that have had the biggest positive impact on performance were "Re-Energizing America," the "Greying of America," and "Flourishing in the Managed Care Environment," while the best performing individual stocks in the Fund were Community Health Systems, IDEC
Pharmaceuticals, EOG Resources, and Talbots.

Market Outlook: The months of April and May gave some evidence to our belief that the higher end of the growth market was close to a bottom. We still believe that the current economic decline is distinct from the last two recessions of 1980-81 and 1990-1991 in that this slowdown was not caused by structural imbalances. Rather, this slowdown was caused by a decline in capital spending, centered largely around technology. Technology spending has been slowing for close to a year in the wake of the "Y2K" boom and the Internet boom and bust, and incremental data suggest that these excesses have largely been wrung out of the system. Although we entered the current economic slowdown with unprecedented speed, the aggressive rate cuts by the Federal Reserve and the lack of excess inventory in the system could imply a more rapid recovery than in the past.

Unless the current economic slowdown stretches beyond the end of 2001, we believe that we are very close to the bottom--if not beyond it. Some parts of the market, in particular technology, had priced in significantly lower growth for several years, and if the recovery plays out over the second half of the year, then the market will continue its recent good performance. We believe that this market is more similar to the 1990-1991 time frame than the 1994-1995 or 1998 corrections; the values seen at the bottom in the 1990-1991 bear market turned out to be the lows for the decade on many stocks. Thus, we are taking advantage of market volatility to initiate or add to positions in high quality growth companies. Our focus is on companies who we believe can deliver above-average earnings growth in 2002 and beyond, and we are particularly focused on those companies who are improving their business models through this downturn and have opportunities for significant improvement in profitability ahead of them.

Portfolio
Managers' Report                                      PILGRIM MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

                                      6/30/94   5/31/95   5/31/96   5/31/97   5/31/98   5/31/99   5/31/00   5/31/01
                                      -------   -------   -------   -------   -------   -------   -------   -------
Pilgrim MidCap Growth Fund Class Q    $10,000   $11,296   $16,380   $16,298   $19,817   $24,432   $42,057   $31,420
Russell MidCap Growth Index           $10,000   $12,092   $16,112   $17,879   $22,159   $25,625   $36,829   $27,885

                                    Average Annual Total Returns for
                                     the Periods Ended May 31, 2001
                                    --------------------------------
                                                        Since Inception
                                    1 Year     5 Year       6/30/94
                                    ------     ------       -------
Class Q                            -25.29%     13.91%        17.99%
Russell MidCap Growth Index        -24.28%     11.60%        15.98%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim MidCap Growth Fund against the Russell MidCap Growth Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Since inception performance for the index is shown form 07/01/94.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. To the extent the Fund invests in mid-size companies, stocks of mid-size companies may entail greater price volatility than those of larger companies.

                 See accompanying index descriptions on page 24.

-----------
U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM GROWTH + VALUE FUND                                     Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Navellier Fund Management, Inc. is the Sub-Advisor to the Pilgrim Growth + Value Fund. Louis Navellier is the Chief Investment Officer and President.

Goal: The Pilgrim Growth + Value Fund (the "Fund") seeks to provide capital appreciation by investing in equity securities of companies the Portfolio Manager believes are poised to rise in price.

Market Overview: There were few bright spots for investors during the period between October 31, 2000 and May 31, 2001.The volatility exhibited in the stock market during previous six months continued unabated as many companies warned of revenue and profit slowdowns. Any brief attempts at rallies in the stock market could not be sustained as bearish sentiment and falling consumer confidence swamped the market early in the year. There was little room to hide during the period as evidenced by the fact that the S&P 500 Index fell -18.75%. The technology heavy NASDAQ Composite also fell a dramatic -37.19%. Much of the relentless selling was fueled from tax selling (investors paying taxes on last year's capital gains), insider selling on 144 stock and margin call selling. For most of the period investors continued to punish tech stocks and other high P/E sectors. GARP (Growth At a Reasonable Price) strategies were favored by equity investors who typically sought refuge in value stocks over this tumultuous period.

In the first quarter of the year, consumer spending was responsible for virtually all of the U.S. economy's growth. However, the consensus of economists is that the U.S. economy weakened considerably late in the first quarter. This weakness has carried into the current quarter, which is why the Federal Reserve Board cut key interest rates for the fifth time this year. Furthermore, productivity recently fell, which is a big concern for the Federal Reserve Board since declining productivity will continue to erode business profits and investor confidence. Tentative investor confidence appeared to come back late in the period as respectable returns for the broad market were posted in April and May.

Performance: The Fund's Class Q shares returned -38.00% during the seven months ended May 31, 2001 compared to the NASDAQ Composite which returned -37.26%, the Russell 2000 Growth Index which returned -15.58% and the Russell 2000 Index which returned 0.69%.

Portfolio Specifics: At the end of October the portfolio was heavily weighted in healthcare and technology stocks. As we revised our models at the end of the fourth and first quarters, the portfolio became more broadly diversified and shifted away from the more vulnerable technology stocks. Over the period the portfolio's average market capitalization has moved from an average of $4.9 billion down to approximately $4.1 billion. Significantly, the portfolio started the period with a median P/E of approximately 54.1 and currently has a median P/E of 24.2, evidencing the shift toward more defensive stocks.

Two recent changes have been incorporated into our stock selection process. First, our primary reward to risk measure has been supplemented with short-term reward to risk measures. Second, we have enhanced our fundamental models with new fundamental variables derived from forecasted earnings and earnings growth data. Extensive research indicates the addition of the short-term measures and the new fundamental variables should provide significant opportunities for downside portfolio protection in declining markets without altering upside potential in rising markets.

Market Outlook: Much of good news that will likely drive the stock market higher in the short term has already been announced. The Federal Reserve Board cut key interest rates for the fifth time this year to help insure that the U.S. economy recovers rapidly. In the upcoming months, the $1.35 trillion tax cut will become effective and should stimulate the U.S. economy as tax cuts are gradually phased in over the next several years. The capital gains tax reform brewing in Congress, will further stimulate the stock market later this year due to the tax advantage that stocks will have over fixed income instruments. Retail sales appear to be rising and it is now evident that a consumer-led economic recovery may be underway. The only problem on the investment horizon is that the first quarter earnings declined for both the S&P 500 and the NASDAQ market. Unfortunately, the second quarter earnings results are also expected to decline as much as -20% for many of the large NASDAQ stocks. The quantitative stock selection models that we utilize to sort, grade and ultimately select the stocks for our portfolios are forecasting a narrow stock market in the upcoming months. We believe only the top 10% of large capitalization stocks and top 20% of small-to-mid capitalization stocks will likely outperform the overall stock market in the upcoming months due to the weak and deteriorating fundamentals associated with many companies. There is currently a record $2 trillion in money market accounts. This money will cascade into the market once investors truly believe that the market has bottomed and will provide plenty of fuel to drive stocks higher. Although, near term indicators are not overly positive, we believe the market environment should improve this fall when corporate profits are expected to turnaround. Until then, the portfolio will assume a more defensive stance by holding predominately recession-resistant companies that are posting strong sales and earnings in an anemic economic environment.

Portfolio
Managers' Report                                     PILGRIM GROWTH + VALUE FUND
--------------------------------------------------------------------------------

                                                          6/5/00      5/31/01
                                                         -------      -------
Pilgrim Growth + Value Fund Class Q                      $10,000      $ 5,775
Russell 2000 Index                                       $10,000      $10,569

                               Average Annual Total Returns
                                   for the Period Ended
                                       May 31, 2001
                               ----------------------------
                                     Since Inception
                                          6/5/00
                                          ------
Class Q                                   -42.24%
Russell 2000 Index                          5.69%(1)
Russell 2000 Growth Index                 -15.74%(1)

Based on a $10,000 initial investment, the graph and table above illustrates the total return of Pilgrim Growth + Value Fund against the Russell 2000 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Since inception performance for the Index is shown from 06/01/00.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller and mid-sized companies may entail greater price volatility than investing in stocks of larger companies.

                 See accompanying index descriptions on page 24.

-----------
U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM SMALLCAP OPPORTUNITIES FUND                             Manager's Report
--------------------------------------------------------------------

Portfolio Management Team: Mary Lisanti, Executive Vice-President and Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Fund seeks capital appreciation by investing at least 65% of its total assets in the common stock of smaller, lesser-known U.S. companies that the Portfolio Manager feels have above average prospects for growth.

Market Overview: The year 2001 began with surprise rate cut by the Federal Reserve, and the Fed's influence on the economy and the stock market continued to be the story of the year. At this time last year, GDP was growing close to 6%, but the effect of 175 basis points in interest rate hikes dramatically slowed growth in the second half of 2000. By the fourth quarter of 2000, US GDP had slowed to a 1.0% growth rate, and the United States faced the prospect of its first recession since 1990-91. Since the start of the year 2001, the Fed has cut interest rates by 250 basis points, as the lagging economic indicators and corporate earnings pointed to a further deterioration in the economy.

The deterioration in the growth of earnings was most apparent in the fastest growing sectors of the economy, namely technology and telecommunications. Healthcare stocks also struggled as investors sought the relative safety of value stocks, in consumer-related stocks, energy, and basic materials. The technology-heavy NASDAQ Composite was the hardest hit benchmark with a decline of 14.57% during the first five months of the year. While smaller cap stocks showed some strength with the Russell 2000 Index gaining 3.29%, the performance of other benchmarks was mixed. The Dow Jones Industrials gained 1.16% in 2001 and the S&P Midcap Index rose 1.38%, while the S&P 500 dipped 4.37%. While there was some evidence of a recovery in stocks, the signs of a classic bear market were apparent, as the S&P 500 dropped 26% from peak to trough, while the NASDAQ suffered a decline of 68%.

Performance: For the five months ended May 31, 2001, the Fund's Class Q shares provided a total return of -17.78%, compared to the Russell 2000 Index, which returned 3.29% over the same period.

Portfolio Specifics: The spread between growth and value remained wide during the first five months of 2001, as the Russell 2000 Growth Index dropped 2.62%, while the Russell 2000 Value Index gained 8.36%. While the Fund started the year with weightings in "defensive" sectors such as energy, healthcare, and consumer stocks, we found the opportunity to invest in higher growth companies at attractive valuations. Thus, we increased our weightings in selected technology industries and companies.

For the year to date period, the Fund has seen the biggest impact from the "Re-Energizing America" and the "New Consumer" themes, while the strongest contributors among the individual stocks were HS Resources, Hot Topic, Abercrombie & Fitch, and Wet Seal.

Market Outlook: The months of April and May gave some evidence to our belief that the higher end of the growth market was close to a bottom. We still believe that the current economic decline is distinct from the last two recessions of 1980-81 and 1990-1991 in that this slowdown was not caused by structural imbalances. Rather, this slowdown was caused by a decline in capital spending, centered largely around technology. Technology spending has been slowing for close to a year in the wake of the "Y2K" boom and the Internet boom and bust, and incremental data suggest that these excesses have largely been wrung out of the system. Although we entered the current economic slowdown with unprecedented speed, the aggressive rate cuts by the Federal Reserve and the lack of excess inventory in the system could imply a more rapid recovery than in the past.

Unless the current economic slowdown stretches beyond the end of 2001, we believe that we are very close to the bottom--if not beyond it. Some parts of the market, in particular technology, had priced in significantly lower growth for several years, and if the recovery plays out over the second half of the year, then the market will continue its recent good performance. We believe that this market is more similar to the 1990-1991 time frame than the 1994-1995 or 1998 corrections; the values seen at the bottom in the 1990-1991 bear market turned out to be the lows for the decade on many stocks. Thus, we are taking advantage of market volatility to initiate or add to positions in high quality growth companies. Our focus is on companies who we believe can deliver above-average earnings growth in 2002 and beyond, and we are particularly focused on those companies who are improving their business models through this downturn and have significant opportunities for improvement in profitability ahead of them.

Portfolio
Manager's Report                             PILGRIM SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                                  4/4/00     5/31/00     5/31/01
                                                 -------     -------     -------
Pilgrim SmallCap Opportunities Fund Class Q      $10,000     $ 8,835     $ 7,541
Russell 2000 Index                               $10,000     $ 8,850     $ 9,354

                             Average Annual Total Returns for
                              the Periods Ended May 31, 2001
                             --------------------------------
                                             Since Inception
                                1 Year           4/4/00
                                ------           ------
Class Q                         -14.64%          -21.59%
Russell 2000 Index                5.69%           -5.56%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim SmallCap Opportunities Fund against the Russell 2000 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Since inception performance for the index is shown from 4/1/00.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than investing in stocks of larger companies.

                 See accompanying index descriptions on page 24.

-----------
U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM SMALLCAP GROWTH FUND                                    Manager's Report
--------------------------------------------------------------------------------

Portfolio Management Team: Mary Lisanti, Executive Vice-President and Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The SmallCap Growth Fund (the "Fund") seeks maximum long-term capital appreciation by investing at least 65% of its total assets in equity securities of small U.S. companies, and at least 75% of its total assets in common stocks that the portfolio manager feels have above average prospects for growth.

Market Overview: The past year has seen a dramatic change in the outlook and the performance of the US economy, which led to an extremely volatile stock market over that time. At this time last year, GDP was growing close to 6%, but the effect of 175 basis points in interest rate hikes dramatically slowed growth in the second half of 2000. By the fourth quarter of 2000, US GDP had slowed to a 1.0% growth rate, and the United States faced the prospect of its first recession since 1990-91. Since the start of the year 2001, the Fed has cut interest rates by 250 basis points, as the lagging economic indicators and corporate earnings pointed to a further deterioration in the economy.

Equity investors clearly favored value stocks over growth in this environment, and the technology- and telecommunications-fueled rally of 1999 and early 2000 ended as market leadership shifted to utilities, energy, basic materials, and, following the rate cuts, financials. The hardest hit benchmark was the NASDAQ Composite, which plummeted 46.67% over the past 11 months, despite a rally of nearly 15% in April and May. While other sectors of the economy saw a decline in their earnings growth, none was as dramatic as the decline in NASDAQ earnings. The S&P 500 Index dropped 12.70%, while among small cap stocks, the Russell 2000 Index slid 2.79%. However, the Dow Jones Industrials gained 4.44% over the past 11 months, while the S&P Midcap Index gained 9.32% as the change to the earnings outlook was not nearly as severe as in other sectors. >From peak to trough, the S&P 500 declined 26% and the NASDAQ Composite dropped 68%--classic bear market declines on the part of the S&P 500 and the largest decline in the NASDAQ since that index was developed.

Performance: For the eleven months ended May 31, 2001, the Fund's Class Q shares provided a total return of -25.46%, compared to the Russell 2000 Growth Index, which returned -25.37% over the same period.

Portfolio Specifics: The market was clearly unkind towards funds that invest in growth stocks over this period. The Fund became increasingly "defensive" in the second half of calendar 2000, and we exited the year with significant weightings in energy, healthcare, and consumer stocks, as they showed the best opportunity for earnings growth. However, as 2001 has progressed, we have found the opportunity to invest in growth companies at attractive valuations, and our positions in technology and telecommunications shares have increased.

Over the past fiscal year, the themes that have had the biggest positive impact on performance were "Re-Energizing America," the "New Consumer," and "Flourishing in the Managed Care Environment," while the best performing individual stocks in the Fund were XTO Energy, Laboratory Corporation of America, Abercrombie & Fitch, and American Eagle Outfitters.

Market Outlook: The months of April and May gave some evidence to our belief that the higher end of the growth market was close to a bottom. We still believe that the current economic decline is distinct from the last two recessions of 1980-81 and 1990-1991 in that this slowdown was not caused by structural imbalances. Rather, this slowdown was caused by a decline in capital spending, centered largely around technology. Technology spending has been slowing for close to a year in the wake of the "Y2K" boom and the Internet boom and bust, and incremental data suggest that these excesses have largely been wrung out of the system. Although we entered the current economic slowdown with unprecedented speed, the aggressive rate cuts by the Federal Reserve and the lack of excess inventory in the system could imply a more rapid recovery than in the past.

Unless the current economic slowdown stretches beyond the end of 2001, we believe that we are very close to the bottom--if not beyond it. Some parts of the market, in particular technology, had priced in significantly lower growth for several years, and if the recovery plays out over the second half of the year, then the market will continue its recent good performance. We believe that this market is more similar to the 1990-1991 time frame than the 1994-1995 or 1998 corrections; the values seen at the bottom in the 1990-1991 bear market turned out to be the lows for the decade on many stocks. Thus, we are taking advantage of market volatility to initiate or add to positions in high quality growth companies. Our focus is on companies who we believe can deliver above-average earnings growth in 2002 and beyond, and we are particularly focused on those companies who are improving their business models through this downturn and have opportunities for significant improvement in profitability ahead of them.

Portfolio
Manager's Report                                    PILGRIM SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

                                               8/31/95   5/31/96   5/31/97   5/31/98   5/31/99   5/31/00   5/31/01
                                               -------   -------   -------   -------   -------   -------   -------
Pilgrim SmallCap Opportunities Fund Class Q    $10,000   $13,280   $12,146   $14,414   $16,062   $25,250   $21,670
Russell 2000 Growth Index                      $10,000   $12,397   $11,728   $13,586   $14,120   $16,900   $14,241

                                    Average Annual Total Returns for
                                     the Periods Ended May 31, 2001
                                    --------------------------------
                                                      Since Inception
                                    1 Year    5 Year      8/31/95
                                    ------    ------      -------
Class Q                             -14.18%   10.29%       14.40%
Russell 2000 Growth Index           -15.74%    2.81%        6.34%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim SmallCap Growth Fund against the Russell 2000 Growth Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Since inception performance for index is shown from 9/1/95.

Principal Risk Factor(s): In exchange for higher growth potential, stocks of smaller companies may entail greater price volatility than those of larger companies.

                 See accompanying index descriptions on page 24.

------------
Equity &
Income Funds
------------

                                                                       Portfolio
PILGRIM BALANCED FUND                                           Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: G. David Underwood, CFA, Vice President and Portfolio Manager; Robert K. Kinsey, Vice President and Senior Portfolio Manager; Ed Schriver, Senior Vice President and Senior Portfolio Manager, ING Pilgrim Investments, LLC. In June 2001, Thomas Jackson, Senior Vice President and Senior Portfolio Manager, began serving as Portfolio Manager.

Goal: The Pilgrim Balanced Fund (the "Fund") seeks a balance of long-term capital appreciation and current income by investing in a blended portfolio of equity and debt securities with an emphasis on overall total return.

Market Overview: Stocks ended the first quarter of 2001 with one of the worst periods ever for equity returns, further pressuring markets already under siege. The quarter started constructively with the equity markets trending upward in January, only to weaken markedly in February and be followed by a widespread rout in March. The late-quarter sell-off hit every major equity index and investment style. Investors continued to dump technology and telecommunications stocks, but pummeled the rest of the market indiscriminately. Most unusual, the sell down took place even as the Federal Reserve lowered interest rates. The S&P 500 lost 11.9%. Punished the most, the technology-dominated NASDAQ lost 25.5%.

The investment grade bond market posted handsome returns for the one year leading up to May 31, 2001; the widely watched Lehman Aggregate Bond Index returned 13.12%. Although corporate bonds experienced many set-backs in the Summer and Fall of 2000, repeated Fed easings triggered a dramatic rally in credit sensitive securities and the front end of the yield curve during early 2001. Despite the fact that issuers such as Motorola, Lucent, Xerox, Finova, PGE, and Comdisco entered the ranks of the credit-impaired, overall returns on investment grade bonds were very robust. New issue volume set multi-year records in the first five months of 2001.

The high yield market exhibited very high volatility during the twelve months ending May 31, 2001. Returns were significantly negative during the calendar year 2000, then during the first five calendar months of 2001, high yield returned 6.18% (as measured by the Merrill Lynch High Yield Master II index). Repeated interest rate cuts by the Federal Reserve during 2001, has improved the outlook for the economy and the prospects for highly leveraged companies. Mutual fund flows have been positive in 2001 following outflows during 2000. Investors continue to favor higher quality credits while continuing to shun the telecommunications sector.

Performance: For the eleven months ended May 31, 2001, the Fund's Class Q Shares provided a total return of -0.70% compared to the 60% S&P 500/40% Lehman Brothers Aggregate Bond Index which returned -3.52% for the same period.

Portfolio Specifics: In the equities portion of the Fund, the energy sector contributed most to portfolio returns. We were overweight the market with a strong representation in exploration and production companies and secondarily in integrated majors and the oil service companies. Basic materials, also overweight, were the next best performing led by Alcoa and MMM. Other somewhat overweight, positively performing sectors were consumer nondurables and industrials. An underweight in technology nonetheless helped relative performance, though the stocks were off. Modestly overweight sectors that were off slightly were consumer cyclicals, utilities and healthcare. The equally weighted sectors were financials, off slightly and telecommunications, which had flat performance.

We increased the fund's high yield allocation following the Fed's first cut in rates in January. The investment grade component of the funds also posted positive returns, but the results were not as compelling due in large part to our style of taking credit risk in the front of the curve. Fortunately we liquidated our positions in Motorola and Lucent very early in 2000, and we avoided the California utility debacle entirely. We added a variety of new issue corporate bonds at attractive levels in the Winter of 2000.

With respect to the high yield portion of the Fund, at the end of 2000 we positioned the Fund for what we expected to be an improving high yield market. This positioning has proven very beneficial during the first five months of 2001. We continue to have a positive outlook for high yield over the coming year and we remain positioned accordingly. While we expect more volatility going forward, we continue to see very attractively priced investment opportunities.

Market Outlook: The Federal Reserve's raising of interest rates through last May eventually sank stocks and braked the speeding economy. As the Federal Reserve now reverses course and lowers rates, the economy and stock prices should move forward. Fed easing usually outweighs earnings deceleration in driving stock prices. During the past thirty years, the equity market has risen on both a six-month and one year horizon from the initiation of a Fed easing process. Unless one believes the U.S. economy is about to crumble, Fed easing would mark a buying opportunity for equities. We believe stock prices can continue to rise selectively in 2001 in concert with improvements in corporate earnings and cash flows.

Overall interest rates have dropped appreciably, and we are now concerned about the potential for a rise in inflation as a result of aggressive Fed easings. Consequently we added TIPS (Treasury Inflation Protection Securities), and we trimmed our duration modestly. Finally, we increased our mortgage exposure to a slight overweight while loosening up on corporate bonds. With respect to high yield, we look forward to increased economic activity as a result of the Fed easing. Default rates are expected to peak over the next nine months or so and then trend lower. Strong mutual fund inflows are providing a positive technical backdrop and we continue to see excellent investment opportunities. Therefore, we remain bullish on high yield and are invested accordingly.

Portfolio
Managers' Report                                           PILGRIM BALANCED FUND
--------------------------------------------------------------------------------

                                                                8/31/95   5/31/96   5/31/97   5/31/98   5/31/99   5/31/00   5/31/01
                                                                -------   -------   -------   -------   -------   -------   -------
Pilgrim Balanced Fund Class Q                                   $10,000   $11,233   $12,245   $15,530   $18,159   $18,183   $18,223
60% S&P 500 Index / 40% Lehman Brothers Aggregate Bond Index    $10,000   $11,346   $13,700   $16,806   $19,282   $20,701   $20,434

                                   Average Annual Total Returns for
                                    the Periods Ended May 31, 2001
                                   --------------------------------
                                                    Since Inception
                                   1 Year   5 Year      8/31/95
                                   ------   ------      -------
Class Q                             0.31%   10.18%       11.02%
60% S&P 500 Index/40% Lehman
  Brothers Aggregate Bond Index    -1.29    12.49%       13.23%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Balanced Fund against the 60% S&P 500 Index, 40% Lehman Brothers Aggregate Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Since inception performance for the index is shown from 9/1/95.

Principal Risk Factor(s): Price volatility and other risks that accompany an investment in equity securities. Credit, interest rate and other risks that accompany debt investments. The Fund may invest up to 20% of its total assets in foreign securities. International investing does pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments.

                See accompanying index descriptions on page 24.

------------
Equity &
Income Funds
------------
                                                                       Portfolio
PILGRIM CONVERTIBLE FUND                                        Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Andrew Chow, Vice President and Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Pilgrim Convertible Fund (the "Fund") seeks to maximize total return by investing primarily in convertible securities, while maintaining aggregate risk measures similar to that of the overall convertible universe.

Market Overview: The twelve-month period ending May 31, 2001 provided a severe rebuke to investors whose prior experience consisted of trying to pick which dot-com stock would double in the next three days. However investors with a longer frame of reference recognized that the decline in the equity markets merely brought valuations into line with long-run historical averages and thus did not move the market into a "new era". This was not a market crash presaging a 20 year bear market, nor was this a once in a lifetime buying opportunity. It simply was a correction, albeit a large one, that brought overall valuations back to more or less normal levels.

Now, of course, within that broader picture, certain sectors of the market fared differently. The sectors that had run up the most in the past two years, namely the New Economy players such as Internet, telecommunications and to a lesser extent the traditional technology firms, were the ones hardest hit when the bubble burst. In fact, now that the rose colored glasses through which investors once gazed upon the landscape have been removed, it can be seen that many firms in the Internet and software areas probably don't have a viable future, even at today's lower valuations.

The convertible securities market was of course not immune to these changes. Since the convertible securities universe is overweighted in technology, one might have even expected convertibles to fare worse in the sell-off of the last year. But that would have been a bad guess. Actually the defensive nature of convertibles emerged as one of the major stories of the past year. As an asset class convertibles outperformed stocks and trounced technology-heavy indicies such as the Nasdaq Composite.

Performance: Below we present the total return information for various categories for the eleven-month period ended May 31, 2001:

S&P 500                                              -12.70%
Nasdaq Composite                                     -46.67
Merrill Lynch Convertible Index(1)                   -13.67
Credit Suisse First Boston Convertible Index         -10.14
Pilgrim Convertible Fund, Class Q shares             -17.50

However as favorable as the past year's returns for convertibles have been relative to other asset categories, the astute long-run investor should not be entirely focused on such figures. The astute long-run investor instinctively knows that convertible securities should outperform stocks in a bear market and should underperform stocks in a bull market. Instead the astute long-run investor looks at how asset classes perform over a cycle that encompasses both up and down moves and compares returns for that entire cycle, while taking into account the expectation that lower volatility asset classes should expect lower average returns. Well, the US equity markets have indeed been through just such a cycle and it is instructive to observe the results for the period of December 31, 1997 to May 31, 2000.

                                              Average Annual
                                               Total Return
                                               ------------
S&P 500                                            9.25%
Nasdaq Composite                                   9.36
Merrill Lynch Convertible Index(1)                 9.76
Pilgrim Convertible Fund, Class Q shares          27.58

For the period of the entire recent cycle, the average annual return on stocks in the US exceeded 9% per annum and was quite close to the long-run historical return to this asset class which is approximately 10% per year. Convertible securities, despite having lower volatility, actually posted higher returns for the period as a whole. Food for thought for the person who invests for the longer term rather than trying to time the market based on short-run expectations.

Portfolio Specifics: Moving to the Pilgrim Convertible Fund specifically, your fund saw many changes over the past twelve months. There was a large capital gain distribution made in November 2000, which was the result of fairly heavy trading activity during the twelve-month period preceding the distribution. Looking forward we do not expect capital gain distributions of this magnitude to occur since I have shifted the fund's investment style towards having a longer holding period and investment horizon as opposed to the more transaction oriented, momentum based style of the prior portfolio manager.

Which of course brings me to my next topic. Since taking over stewardship of your fund, the market has had a major correction and I've also changed the composition of the portfolio significantly. The size of the portfolio's allocation to the New Economy type stocks has decreased and we have increased our exposure to healthcare, energy and financial firms. Of course that is not to say that we no longer have exposure to the technology sector. Since the convertible universe remains heavily tilted towards technology, we will always have considerable technology exposure. However it is significantly less than when I assumed the duties of running your fund.

Market Outlook: Despite the moves in the market, I believe the big picture remains the same. The fund's raison d'etre is to provide investors access to an underutilized asset class (convertible securities) that have demonstrated an ability to provide more attractive risk adjusted returns than other asset classes. On top of the returns generated by the passive index we attempt to add value by using fundamental analysis to pick firms we think will outperform their peers.

There will of course be investors who would rather time, or attempt to time, the market. For those folks, a convertible securities fund will probably not be their cup of tea. Those folks will logically be 100% invested in an aggressive technology growth fund (when they think the market is going up), or 100% invested in a money market fund (or bear fund) when they think the market is going down. Yet I honestly doubt whether most investors really have the confidence to follow such a strategy. I

----------
(1)  All Qualities, Excluding Mandatories

Portfolio
Manager's Report                                        PILGRIM CONVERTIBLE FUND
--------------------------------------------------------------------------------

seriously dispute the claim that most investors can successfully execute such a strategy. For investors who know their own limitations and decline to attempt to time the market, the logical alternative is to invest for longer time frames and pick vehicles that can outperform throughout a full market cycle. Nothing has occurred recently to challenge the view that convertible securities can offer such an alternative. In fact, recent events simply reinforce that view.

                                                8/31/95   5/31/96   5/31/97   5/31/98   5/31/99   5/31/00   5/31/01
                                                -------   -------   -------   -------   -------   -------   -------
Pilgrim Convertible Fund Class Q                $10,000   $11,761   $13,476   $16,485   $20,321   $27,740   $24,648
Credit Suisse First Boston Convertible Index    $10,000   $11,333   $12,379   $14,446   $15,548   $19,801   $18,950

                                               Average Annual Total Returns for
                                                the Periods Ended May 31, 2001
                                               --------------------------------
                                                                 Since Inception
                                               1 Year    5 Year      8/31/95
                                               ------    ------      -------
Class Q                                        -11.15%   15.95%       16.99%
Credit Suisse First Boston Convertible Index    -5.21%   10.48%       11.76%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Convertible Fund against the Credit Suisse First Boston Convertible Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Since inception performance for index is shown from 9/1/95.

Principal Risk Factor(s): The credit standing of the issuer and other factors may affect the investment value of a convertible security. The market value of convertible debt securities tends to vary inversely with the level of interest rates. Lower rated securities may be less liquid than higher quality investments. This fund also has exposure to financial, market and interest rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments. The Fund may also invest in small and medium sized companies, which may be more susceptible to greater price volatility than larger companies.

                 See accompanying index descriptions on page 24.

-------
Pilgrim
Funds
-------

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 Index is a widely recognized index of 500 common stocks.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

The Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & SmallCap stocks.

The Russell MidCap Growth Index consists of securities with capitalizations between $450 million and $3.8 billion with greater than average growth orientation.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index consists of the smallest 2000 companies in the Russell 3000 Index.

The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

The Russell 2000 Value Index is an index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Lehman Brothers Aggregate Bond Index is an index of fixed income securities.

The Merrill Lynch High Yield Master II Index is an index that measures the performance of the non-investment grade U.S. domestic bond market.

The Credit Suisse First Boston Convertible Index is an index representing the universe of convertible securities.

The Merrill Lynch Convertible Index is an index representing the entire domestic convertible market, including all credit qualities, but excluding mandatory preferred stock securities.

                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

-------
Pilgrim
Funds
-------

                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Boards of Directors and Trustees of Pilgrim Mutual Funds, Pilgrim Investment Funds, Inc., Pilgrim Mayflower Trust, Pilgrim Growth Opportunities Fund, Pilgrim SmallCap Opportunities Fund, and Pilgrim Equity
Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Pilgrim MagnaCap Fund, Pilgrim Research Enhanced Index Fund, Pilgrim Growth Opportunities Fund, Pilgrim LargeCap Growth Fund, Pilgrim MidCap Opportunities Fund, Pilgrim MidCap Growth Fund, Pilgrim Growth + Value Fund, Pilgrim SmallCap Opportunities Fund, Pilgrim SmallCap Growth Fund, Pilgrim Balanced Fund, and Pilgrim Convertible Fund as of May 31, 2001, and the statements of operations, statements of changes in net assets and financial highlights for all years and periods as indicated herein for the Pilgrim MagnaCap Fund, the statements of operations, statements of changes in net assets and financial highlights for all years and periods as indicated herein ending on or after December 31, 2000 for the Pilgrim Growth Opportunities Fund, Pilgrim MidCap Opportunities Fund, and Pilgrim SmallCap Opportunities Fund, and the statements of operations, statements of changes in net assets, and financial highlights for all years and periods as indicated herein ending on or after June 30, 1999 for the Pilgrim LargeCap Growth Fund, Pilgrim MidCap Growth Fund, Pilgrim SmallCap Growth Fund, Pilgrim Balanced Fund, and Pilgrim Convertible Fund, and the statements of operations, statements of changes in net assets, and financial highlights for the seven months ended May 31, 2001 for the Pilgrim Research Enhanced Index Fund and Pilgrim Growth + Value Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For all periods ending prior to January 1, 2000 the statements of changes in net assets and financial highlights of the Pilgrim Growth Opportunities Fund, Pilgrim MidCap Opportunities Fund, and Pilgrim SmallCap Opportunities Fund have been audited by other auditors whose report thereon dated February 17, 2000 expressed an unqualified opinion on those financial statements and financial highlights. For all periods ending prior to November 1, 2000, the statements of operations, statements of changes in net assets, and financial highlights of the Pilgrim Research Enhanced Index Fund and Pilgrim Growth + Value Fund have been audited by other auditors whose report thereon dated December 5, 2000 expressed an unqualified opinion on those financial statements and financial highlights. For all periods ending prior to April 1, 1999, the financial highlights of the Pilgrim LargeCap Growth Fund, Pilgrim MidCap Growth Fund, Pilgrim SmallCap Growth Fund, Pilgrim Balanced Fund and Pilgrim Convertible Fund have been audited by other auditors whose report thereon dated May 7, 1999 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001 by correspondence with the custodian and brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, excluding those financial statements and financial highlights which were indicated above as having been audited by others, present fairly, in all material respects, the financial position of each of the aforementioned funds as of May 31, 2001, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP


Los Angeles, California
July 9, 2001

-----------
U.S. Equity
Funds
-----------

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2001
--------------------------------------------------------------------------------

                                                     Pilgrim          Pilgrim         Pilgrim          Pilgrim
                                     Pilgrim        Research          Growth          LargeCap          MidCap
                                    MagnaCap      Enhanced Index   Opportunities       Growth        Opportunities
                                      Fund            Fund             Fund             Fund             Fund
                                  -------------   -------------    -------------    -------------    -------------
ASSETS:
Investments in securities, at
 value*                           $ 410,557,277   $ 182,189,329    $ 529,001,445    $ 489,264,436    $ 124,076,329
Short-term securities, at value      19,926,000         192,051       13,374,000        8,757,000          985,000
Cash                                     10,494          52,976              836           10,617              296
Receivables:
 Fund shares sold                       738,057          83,625        1,033,823        1,941,450           72,083
 Dividends and interest                 575,843         263,803           74,018          147,679           15,005
 Investment securities sold          10,905,321         208,213       54,421,443       20,234,381        6,045,144
 Futures variation margin                    --           1,850               --               --               --
 Other                                   56,143              --               --           67,114               --
Prepaid expenses                         55,797           8,307          264,002          106,291          100,694
                                  -------------   -------------    -------------    -------------    -------------
  Total assets                      442,824,932     183,000,154      598,169,567      520,528,968      131,294,551
                                  -------------   -------------    -------------    -------------    -------------
LIABILITIES:
Payable for investment
 securities purchased                11,960,744         211,281       64,345,205        1,943,552        4,046,061
Payable for fund shares
 redeemed                               589,482         871,815        1,535,842        1,404,446          272,035
Payable to affiliates                   489,776         254,187          794,149          752,980          182,202
Other accrued expenses and
 liabilities                            265,253         308,321          310,054          277,126          102,951
                                  -------------   -------------    -------------    -------------    -------------
  Total liabilities                  13,305,255       1,645,604       66,985,250        4,378,104        4,603,249
                                  -------------   -------------    -------------    -------------    -------------
NET ASSETS                        $ 429,519,677   $ 181,354,550    $ 531,184,317    $ 516,150,864    $ 126,691,302
                                  =============   =============    =============    =============    =============
NET ASSETS WERE
 COMPRISED OF:
Paid-in capital                   $ 353,992,865   $ 200,708,816    $ 789,149,124    $ 713,369,308    $ 150,268,036
Accumulated net investment
 income                                      --              --               --               --               --
Accumulated net realized gain
 (loss) on investments and
 futures contracts                   45,407,692     (11,618,507)    (264,906,207)    (180,607,777)     (31,047,554)
Net unrealized appreciation
 (depreciation) of investments
 and futures contracts               30,119,120      (7,735,759)       6,941,400      (16,610,667)       7,470,820
                                  -------------   -------------    -------------    -------------    -------------
NET ASSETS                        $ 429,519,677   $ 181,354,550    $ 531,184,317    $ 516,150,864    $ 126,691,302
                                  =============   =============    =============    =============    =============
*Cost of securities               $ 380,438,157   $ 190,317,451    $ 522,060,045    $ 505,875,103    $ 116,605,509

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2001
--------------------------------------------------------------------------------



                                                               Pilgrim         Pilgrim         Pilgrim         Pilgrim
                                                Pilgrim        Research        Growth          LargeCap         MidCap
                                               MagnaCap     Enhanced Index  Opportunities       Growth      Opportunities
                                                 Fund            Fund           Fund             Fund            Fund
                                             ------------    ------------    ------------    ------------    ------------
Class A:
 Net assets                                  $277,722,319    $ 12,748,328    $158,754,226    $161,823,992    $ 24,264,616
 Shares authorized                             80,000,000       unlimited       unlimited       unlimited       unlimited
 Par value                                   $       0.00    $       0.01    $       0.01    $       0.00    $       0.01
 Shares outstanding                            20,517,756       1,291,781       8,521,032       6,632,137       1,664,228
 Net asset value and redemption price per
  share                                      $      13.54    $       9.87    $      18.63    $      24.40    $      14.58
 Maximum offering price per share
  (5.75%)(1)                                 $      14.37    $      10.47    $      19.77    $      25.89    $      15.47
Class B:
 Net assets                                  $112,286,027    $ 76,725,798    $162,106,365    $224,571,649    $ 28,447,745
 Shares authorized                             80,000,000       unlimited       unlimited       unlimited       unlimited
 Par value                                   $       0.00    $       0.01    $       0.01    $       0.00    $       0.01
 Shares outstanding                             8,546,140       7,908,698       9,218,985       9,303,018       1,989,367
 Net asset value and redemption price per
  share(2)                                   $      13.14    $       9.70    $      17.58    $      24.14    $      14.30
 Maximum offering price per share            $      13.14    $       9.70    $      17.58    $      24.14    $      14.30
Class C:
 Net assets                                  $ 10,887,238    $ 66,251,803    $ 93,537,073    $117,221,506    $ 18,900,592
 Shares authorized                             20,000,000       unlimited       unlimited       unlimited       unlimited
 Par value                                   $       0.00    $       0.01    $       0.01    $       0.00    $       0.01
 Shares outstanding                               828,333       6,826,719       5,309,113       4,870,390       1,327,151
 Net asset value and redemption price per
  share(2)                                   $      13.14    $       9.70    $      17.62    $      24.07    $      14.24
 Maximum offering price per share            $      13.14    $       9.70    $      17.62    $      24.07    $      14.24
Class I:
 Net assets                                           n/a    $ 25,172,327    $ 79,173,560             n/a    $ 52,007,043
 Shares authorized                                    n/a       unlimited       unlimited             n/a       unlimited
 Par value                                            n/a    $       0.01    $       0.01             n/a    $       0.01
 Shares outstanding                                   n/a       2,531,789       4,146,235             n/a       3,531,454
 Net asset value and redemption price per
  share                                               n/a    $       9.94    $      19.10             n/a    $      14.73
 Maximum offering price per share                     n/a    $       9.94    $      19.10             n/a    $      14.73
Class M:
 Net assets                                  $ 17,440,257             n/a             n/a             n/a             n/a
 Shares authorized                              5,000,000             n/a             n/a             n/a             n/a
 Par value                                   $       0.00             n/a             n/a             n/a             n/a
 Shares outstanding                             1,304,963             n/a             n/a             n/a             n/a
 Net asset value and redemption price per
  share                                      $      13.36             n/a             n/a             n/a             n/a
 Maximum offering price per share
  (3.50%)(3)                                 $      13.85             n/a             n/a             n/a             n/a
Class Q:
 Net assets                                  $ 11,183,836    $    456,294    $  7,946,905    $ 12,533,717    $  3,071,306
 Shares authorized                             20,000,000       unlimited       unlimited       unlimited       unlimited
 Par value                                   $       0.00    $       0.01    $       0.01    $       0.00    $       0.01
 Shares outstanding                               825,558          46,301         424,881         505,163         209,901
 Net asset value and redemption price per
  share                                      $      13.55    $       9.85    $      18.70    $      24.81    $      14.63
 Maximum offering price per share            $      13.55    $       9.85    $      18.70    $      24.81    $      14.63
Class T:
 Net assets                                           n/a             n/a    $ 29,666,188             n/a             n/a
 Shares authorized                                    n/a             n/a       unlimited             n/a             n/a
 Par value                                            n/a             n/a    $       0.01             n/a             n/a
 Shares outstanding                                   n/a             n/a       1,672,788             n/a             n/a
 Net asset value and redemption price per
  share                                               n/a             n/a    $      17.73             n/a             n/a
 Maximum offering price per share(2)                  n/a             n/a    $      17.73             n/a             n/a

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2001
--------------------------------------------------------------------------------

                                     Pilgrim          Pilgrim          Pilgrim         Pilgrim
                                     MidCap          Growth +          SmallCap        SmallCap
                                     Growth            Value        Opportunities       Growth
                                      Fund             Fund             Fund             Fund
                                  -------------    -------------    -------------    -------------
ASSETS:
Investments in securities,
 at value*                        $ 347,565,679    $ 639,324,197    $ 463,728,199    $ 364,432,818
Short-term securities, at value       4,270,000       10,860,000               --        1,592,000
Cash                                     10,677              979        4,005,501        3,590,465
Receivables:
 Fund shares sold                       352,332        1,528,708          648,697          642,147
 Dividends and interest                  37,615          126,722               --              177
 Investment securities sold          18,298,645       43,311,222        3,911,280        3,767,819
 Other                                    7,958               --               --               --
Prepaid expenses                         60,581          239,793          188,946           52,506
                                  -------------    -------------    -------------    -------------
  Total assets                      370,603,487      695,391,621      472,482,623      374,077,932
                                  -------------    -------------    -------------    -------------
LIABILITIES:
Payable for investment
 securities purchased                11,392,808       22,091,958        5,890,746        8,464,200
Payable for fund shares
 redeemed                             1,743,417        1,812,844        1,217,184        1,208,560
Payable to affiliates                   519,286        1,115,734          744,655          699,285
Other accrued expenses and
 liabilities                            366,852          489,714          216,120          275,506
                                  -------------    -------------    -------------    -------------
  Total liabilities                  14,022,363       25,510,250        8,068,705       10,647,551
                                  -------------    -------------    -------------    -------------
NET ASSETS                        $ 356,581,124    $ 669,881,371    $ 464,413,918    $ 363,430,381
                                  =============    =============    =============    =============
NET ASSETS WERE
 COMPRISED OF:
Paid-in capital                   $ 382,566,690    $ 937,392,517    $ 446,061,280    $ 331,520,753
Undistributed net investment
 income                                      --               --               --               --
Accumulated net realized loss
 on investments                     (47,189,003)    (308,945,663)     (41,431,517)     (24,163,696)
Net unrealized appreciation of
 investments                         21,203,437       41,434,517       59,784,155       56,073,324
                                  -------------    -------------    -------------    -------------
NET ASSETS                        $ 356,581,124    $ 669,881,371    $ 464,413,918    $ 363,430,381
                                  =============    =============    =============    =============
*Cost of securities               $ 326,362,242    $ 597,889,680    $ 403,944,044    $ 308,359,494

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2001
--------------------------------------------------------------------------------

                                      Pilgrim          Pilgrim          Pilgrim          Pilgrim
                                       MidCap          Growth +         SmallCap         SmallCap
                                       Growth           Value         Opportunities       Growth
                                        Fund             Fund             Fund             Fund
                                    ------------     ------------     ------------     ------------
Class A:
 Net assets                         $ 98,529,696     $160,251,249     $159,640,668     $119,135,822
 Shares authorized                     unlimited        unlimited        unlimited        unlimited
 Par value                          $       0.00     $       0.01     $       0.01     $       0.00
 Shares outstanding                    6,417,555       11,546,622        4,116,358        9,897,451
 Net asset value and
  redemption price per share        $      15.35     $      13.88     $      38.78     $      12.04
 Maximum offering price per
  share (5.75%)(1)                  $      16.29     $      14.73     $      41.15     $      12.77
Class B:
 Net assets                         $ 85,111,123     $326,139,099     $206,967,557     $ 75,304,291
 Shares authorized                     unlimited        unlimited        unlimited        unlimited
 Par value                          $       0.00     $       0.01     $       0.01     $       0.00
 Shares outstanding                    4,754,523       24,410,440        5,654,371        5,019,038
 Net asset value and
  redemption price per
  share(2)                          $      17.90     $      13.36     $      36.60     $      15.00
 Maximum offering price per
  share                             $      17.90     $      13.36     $      36.60     $      15.00
Class C:
 Net assets                         $156,528,141     $183,036,538     $ 78,657,813     $159,910,378
 Shares authorized                     unlimited        unlimited        unlimited        unlimited
 Par value                          $       0.00     $       0.01     $       0.01     $       0.00
 Shares outstanding                   11,138,747       13,706,008        2,153,520       13,616,035
 Net asset value and
  redemption price per
  share(2)                          $      14.05     $      13.35     $      36.53     $      11.74
 Maximum offering price per
  share                             $      14.05     $      13.35     $      36.53     $      11.74
Class I:
 Net assets                                  n/a              n/a     $        218              n/a
 Shares authorized                           n/a              n/a        unlimited              n/a
 Par value                                   n/a              n/a     $       0.01              n/a
 Shares outstanding                          n/a              n/a                6              n/a
 Net asset value and
  redemption price per share                 n/a              n/a     $      39.02              n/a
 Maximum offering price per
  share                                      n/a              n/a     $      39.02              n/a
Class Q:
 Net assets                         $ 16,412,164     $    454,485     $  2,831,854     $  9,079,890
 Shares authorized                     unlimited        unlimited        unlimited        unlimited
 Par value                          $       0.00     $       0.01     $       0.01     $       0.00
 Shares outstanding                      842,194           32,745           72,960          674,733
 Net asset value and
  redemption price per share        $      19.49     $      13.88     $      38.81     $      13.46
 Maximum offering price per
  share                             $      19.49     $      13.88     $      38.81     $      13.46
Class T:
 Net assets                                  n/a              n/a     $ 16,315,808              n/a
 Shares authorized                           n/a              n/a        unlimited              n/a
 Par value                                   n/a              n/a     $       0.01              n/a
 Shares outstanding                          n/a              n/a          441,696              n/a
 Net asset value and
  redemption price per share                 n/a              n/a     $      36.94              n/a
 Maximum offering price per
  share (2)                                  n/a              n/a     $      36.94              n/a

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

------------
Equity &
Income Funds
------------

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2001
--------------------------------------------------------------------------------

                                                              Pilgrim           Pilgrim
                                                              Balanced        Convertible
                                                                Fund             Fund
                                                            -------------    -------------
ASSETS:
Investments in securities, at value*                        $ 118,257,663    $ 357,525,287
Short-term securities, at value                                11,844,000       14,676,000
Cash                                                                  762           10,848
Receivables:
 Fund shares sold                                                  42,480          801,976
 Dividends and interest                                         1,017,734        1,506,475
 Investment securities sold                                     3,671,439               --
Prepaid expenses                                                   69,713           61,942
Reimbursement due from manager                                    159,582               --
                                                            -------------    -------------
  Total assets                                                135,063,373      374,582,528
                                                            -------------    -------------
LIABILITIES:
Payable for investment securities purchased                     6,407,398          500,000
Payable for fund shares redeemed                                  276,500        1,111,530
Payable to affiliates                                             155,754          513,891
Other accrued expenses and liabilities                            141,871          204,096
                                                            -------------    -------------
  Total liabilities                                             6,981,523        2,329,517
                                                            -------------    -------------
NET ASSETS                                                  $ 128,081,850    $ 372,253,011
                                                            =============    =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                             $ 128,047,437    $ 417,064,163
Undistributed net investment income                               776,758        2,222,925
Accumulated net realized gain (loss) on investments            (2,005,733)      (1,078,952)
Net unrealized appreciation (depreciation) of investments       1,263,388      (45,955,125)
                                                            -------------    -------------
NET ASSETS                                                  $ 128,081,850    $ 372,253,011
                                                            =============    =============
*Cost of securities                                         $ 116,994,275    $ 403,480,412

                 See Accompanying Notes to Financial Statements

------------
Equity &
Income Funds
------------

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2001
--------------------------------------------------------------------------------

                                                       Pilgrim        Pilgrim
                                                      Balanced      Convertible
                                                        Fund           Fund
                                                     ------------   ------------
Class A:
 Net assets                                          $ 61,477,190   $ 98,895,557
 Shares authorized                                      unlimited      unlimited
 Par value                                           $       0.00   $       0.00
 Shares outstanding                                     4,623,365      5,526,844
 Net asset value and redemption price per share      $      13.30   $      17.89
 Maximum offering price per share (5.75%)(1)         $      14.11   $      18.99
Class B:
 Net assets                                          $ 35,828,427   $125,365,806
 Shares authorized                                      unlimited      unlimited
 Par value                                           $       0.00   $       0.00
 Shares outstanding                                     2,509,226      6,409,406
 Net asset value and redemption price per share(2)   $      14.28   $      19.56
 Maximum offering price per share                    $      14.28   $      19.56
Class C:
 Net assets                                          $ 22,678,633   $118,362,840
 Shares authorized                                      unlimited      unlimited
 Par value                                           $       0.00   $       0.00
 Shares outstanding                                     1,774,339      6,456,963
 Net asset value and redemption price per share(2)   $      12.78   $      18.33
 Maximum offering price per share                    $      12.78   $      18.33
Class Q:
 Net assets                                          $    372,810   $ 29,628,808
 Shares authorized                                      unlimited      unlimited
 Par value                                           $       0.00   $       0.00
 Shares outstanding                                        28,173      1,705,648
 Net asset value and redemption price per share      $      13.23   $      17.37
 Maximum offering price per share                    $      13.23   $      17.37
Class T:
 Net assets                                          $  7,724,790            n/a
 Shares authorized                                      unlimited            n/a
 Par value                                           $       0.00            n/a
 Shares outstanding                                       542,743            n/a
 Net asset value and redemption price per share      $      14.23            n/a
 Maximum offering price per share (2)                $      14.23            n/a

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                              Pilgrim MagnaCap Fund        Pilgrim Research Enhanced Index Fund
                                           ----------------------------    ------------------------------------
                                              Eleven           Year               Seven             Year
                                           Months Ended        Ended          Months Ended          Ended
                                              May 31,        June 30,            May 31,         October 31,
                                               2001            2000               2001              2000
                                           ------------    ------------       ------------       ------------
INVESTMENT INCOME:
 Dividends, net of foreign taxes           $  5,360,188    $  6,411,880       $  1,496,923       $  3,189,778
 Interest                                       852,753       1,359,240             30,745            215,827
                                           ------------    ------------       ------------       ------------
  Total investment income                     6,212,941       7,771,120          1,527,668          3,405,605
                                           ------------    ------------       ------------       ------------
EXPENSES:
 Investment management fees                   2,711,207       3,251,123            815,269          1,741,851
 Distribution fees
  Class A                                       801,313         994,817             27,937             84,544
  Class B                                       822,246       1,030,869            478,131          1,023,994
  Class C                                        52,661          26,458            442,861            891,570
  Class M                                        93,774         108,690                 --                 --
  Class Q                                        24,454          14,864                482                260
 Administrative fees                                 --              --            116,467                 --
 Transfer agent fees                            550,664         721,472            112,706            236,223
 Shareholder reporting fees                     132,901         146,421             84,634             24,884
 Registration and filing fees                    97,133         100,509             53,924            104,627
 Recordkeeping and pricing fees                  68,367          82,218                 --                 --
 Professional fees                               57,009          60,170             44,996             36,875
 Custody fees                                    51,225          52,887             74,003            211,510
 Shareholder servicing fees                      24,130          31,735             11,180            272,002
 Director's fees                                 25,833          29,515              6,360             10,980
 Insurance fees                                   8,229          21,139                 --                 --
 Miscellaneous fees                               8,137          13,160              4,240              7,572
 Interest and credit facility fees                   --           6,126                 --                 --
 Merger fees                                     52,548              --                 --                 --
                                           ------------    ------------       ------------       ------------
  Total expenses                              5,581,831       6,692,173          2,273,190          4,646,892
                                           ------------    ------------       ------------       ------------
Less:
 Earnings credits                                    --             740                 --                 --
                                           ------------    ------------       ------------       ------------
  Net expenses                                5,581,831       6,691,433          2,273,190          4,646,892
                                           ------------    ------------       ------------       ------------
 Net investment income (loss)                   631,110       1,079,687           (745,522)        (1,241,287)
                                           ------------    ------------       ------------       ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FUTURES:
 Net realized gain (loss) on investments     63,559,889      29,968,024         (9,758,933)        (1,264,718)
 Net change in unrealized appreciation
  (depreciation) of investments and
  futures                                   (72,272,816)    (35,597,984)       (17,931,672)         4,751,252
                                           ------------    ------------       ------------       ------------
  Net realized and unrealized gain
   (loss) on investments and futures         (8,712,927)     (5,629,960)       (27,690,605)         3,486,534
                                           ------------    ------------       ------------       ------------
 Increase (decrease) in net assets
  resulting from operations                $ (8,081,817)   $ (4,550,273)      $(28,436,127)      $  2,245,247
                                           ============    ============       ============       ============

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                         Pilgrim Growth Opportunities Fund     Pilgrim LargeCap Growth Fund
                                         ---------------------------------    ------------------------------
                                               Five             Year             Eleven            Year
                                           Months Ended        Ended          Months Ended        Ended
                                              May 31,        December 31,        May 31,         June 30,
                                               2001             2000              2001             2000
                                           -------------    -------------     -------------    -------------
INVESTMENT INCOME:
 Dividends, net of foreign taxes           $     781,394    $   2,931,434     $   1,920,959    $     979,861
 Interest                                        187,511        1,364,416         2,083,969        1,001,252
                                           -------------    -------------     -------------    -------------
  Total investment income                        968,905        4,295,850         4,004,928        1,981,113
                                           -------------    -------------     -------------    -------------
EXPENSES:
 Investment management fees                    2,339,228        5,951,486         4,287,057        2,997,541
 Distribution fees
  Class A                                        218,699          606,227           586,867          375,756
  Class B                                        754,553        2,064,851         2,674,191        1,990,735
  Class C                                        434,962        1,053,127         1,319,351          824,123
  Class Q                                          8,746           17,579            43,024           38,960
  Class T                                        140,433          645,962                --               --
 Administrative fees                             246,235               --                --               --
 Transfer agent fees                             241,629          555,472         1,136,272          638,226
 Shareholder reporting fees                      142,601          266,464           420,631          145,839
 Registration and filing fees                    117,867          344,099           158,010           87,246
 Recordkeeping and pricing fees                       --               --           103,300           66,942
 Professional fees                                57,995           99,148           126,868           39,618
 Custody fees                                     86,372          176,223            98,748           45,643
 Shareholder servicing fees                      215,400          868,829            30,990           27,554
 Director's fees                                   4,466           24,758            47,229           16,842
 Insurance fees                                    1,822               --             7,605              998
 Miscellaneous fees                                5,000              523            24,168            7,788
 Interest and credit facility fees                    --               --                --           15,244
 Merger fees                                          --               --            51,582               --
                                           -------------    -------------     -------------    -------------
  Total expenses                               5,016,008       12,674,748        11,115,893        7,319,055
                                           -------------    -------------     -------------    -------------
Less:
 Waived and reimbursed
  fees/(recoupment)                                   --               --           (10,162)              --
 Earnings credits                                     --               --                --           19,972
                                           -------------    -------------     -------------    -------------
  Net expenses                                 5,016,008       12,674,748        11,126,055        7,299,083
                                           -------------    -------------     -------------    -------------
 Net investment income (loss)                 (4,047,103)      (8,378,898)       (7,121,127)      (5,317,970)
                                           -------------    -------------     -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on investments    (186,849,526)     (44,978,445)     (174,109,898)      13,498,698
 Net change in unrealized appreciation
  (depreciation) of investments               (9,865,713)    (137,522,500)     (173,014,281)     147,558,169
                                           -------------    -------------     -------------    -------------
  Net realized and unrealized gain
   (loss) on investments                    (196,715,239)    (182,500,945)     (347,124,179)     161,056,867
                                           -------------    -------------     -------------    -------------
 Increase (decrease) in net assets
  resulting from operations                $(200,762,342)   $(190,879,843)    $(354,245,306)   $ 155,738,897
                                           =============    =============     =============    =============

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                            Pilgrim MidCap Opportunities Fund     Pilgrim MidCap Growth Fund
                                            ---------------------------------   ------------------------------
                                                  Five            Year              Eleven           Year
                                              Months Ended        Ended          Months Ended       Ended
                                                 May 31,       December 31,         May 31,        June 30,
                                                  2001            2000               2001            2000
                                             -------------    -------------     -------------    -------------
INVESTMENT INCOME:
 Dividends, net of foreign taxes             $     179,172    $     413,143     $   1,247,144    $     240,274
 Interest                                          124,492          560,889         1,380,116          831,678
                                             -------------    -------------     -------------    -------------
  Total investment income                          303,664          974,032         2,627,260        1,071,952
                                             -------------    -------------     -------------    -------------
EXPENSES:
 Investment management fees                        567,295        1,439,697         3,249,540        3,101,608
 Distribution fees
  Class A                                           34,653           61,730           424,676          389,998
  Class B                                          125,218          273,856           989,467          822,217
  Class C                                           86,072          198,779         1,960,515        2,056,051
  Class Q                                            3,089            3,614            43,758           40,692
 Administrative fees                                56,730               --                --               --
 Transfer agent fees                                62,971          109,413           752,079          561,763
 Shareholder reporting fees                         22,875           50,978           326,079          172,610
 Registration and filing fees                       17,122           48,244            93,252           82,483
 Recordkeeping and pricing fees                      5,000               --            85,709           77,837
 Professional fees                                  48,405           35,368            68,393           45,075
 Custody fees                                       23,842           49,422            72,989           54,743
 Shareholder servicing fees                         37,630          155,988            24,790           23,703
 Director's fees                                     4,228            4,892            15,745           16,500
 Insurance fees                                        448               --             5,461            4,793
 Miscellaneous fees                                 36,742              662             8,085           86,883
 Interest and credit facility fees                      --               --                --            3,556
 Merger fees                                        50,373               --                --               --
                                             -------------    -------------     -------------    -------------
  Total expenses                                 1,182,693        2,432,643         8,120,538        7,540,512
                                             -------------    -------------     -------------    -------------
Less:
 Waived and reimbursed
  fees/(recoupment)                                     --               --           (29,600)          10,354
 Earnings credits                                       --               --                --            5,832
                                             -------------    -------------     -------------    -------------
  Net expenses                                   1,182,693        2,432,643         8,150,138        7,524,326
                                             -------------    -------------     -------------    -------------
 Net investment loss                              (879,029)      (1,458,611)       (5,522,878)      (6,452,374)
                                             -------------    -------------     -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on investments       (25,966,455)       7,746,077       (18,681,763)      85,093,448
 Net change in unrealized appreciation
  (depreciation) of investments                (14,150,486)     (15,822,878)     (163,691,749)     119,946,995
                                             -------------    -------------     -------------    -------------
  Net realized and unrealized gain
   (loss) on investments                       (40,116,941)      (8,076,801)     (182,373,512)     205,040,443
                                             -------------    -------------     -------------    -------------
 Increase (decrease) in net assets
  resulting from operations                  $ (40,995,970)   $  (9,535,412)    $(187,896,390)   $ 198,588,069
                                             =============    =============     =============    =============

                                              Pilgrim Growth + Value Fund
                                             ------------------------------
                                                Seven             Year
                                             Months Ended        Ended
                                                May 31,        October 31,
                                                 2001             2000
                                             -------------    -------------
INVESTMENT INCOME:
 Dividends, net of foreign taxes             $     346,205    $     221,045
 Interest                                          785,243        2,463,831
                                             -------------    -------------
  Total investment income                        1,131,448        2,684,876
                                             -------------    -------------
EXPENSES:
 Investment management fees                      4,401,021        7,639,602
 Distribution fees
  Class A                                          321,026          510,815
  Class B                                        2,136,886        3,956,212
  Class C                                        1,189,813        1,978,306
  Class Q                                            1,058              591
 Administrative fees                               440,102               --
 Transfer agent fees                               410,197          763,960
 Shareholder reporting fees                        479,562           82,396
 Registration and filing fees                       45,557           78,985
 Recordkeeping and pricing fees                         --               --
 Professional fees                                 176,748           53,616
 Custody fees                                      128,900          229,188
 Shareholder servicing fees                        282,099          836,071
 Director's fees                                    59,370           17,980
 Insurance fees                                         --               --
 Miscellaneous fees                                 32,932           16,501
 Interest and credit facility fees                      --               --
 Merger fees                                            --               --
                                             -------------    -------------
  Total expenses                                10,105,271       16,164,223
                                             -------------    -------------
Less:
 Waived and reimbursed
  fees/(recoupment)                                     --               --
 Earnings credits                                       --               --
                                             -------------    -------------
  Net expenses                                  10,105,271       16,164,223
                                             -------------    -------------
 Net investment loss                            (8,973,823)     (13,479,347)
                                             -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on investments      (301,751,046)      96,147,664
 Net change in unrealized appreciation
  (depreciation) of investments               (104,576,146)      50,016,590
                                             -------------    -------------
  Net realized and unrealized gain
   (loss) on investments                      (406,327,192)     146,164,254
                                             -------------    -------------
 Increase (decrease) in net assets
  resulting from operations                  $(415,301,015)   $ 132,684,907
                                             =============    =============

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                         Pilgrim SmallCap Opportunities Fund     Pilgrim SmallCap Growth Fund
                                         -----------------------------------    ------------------------------
                                                Five             Year              Eleven            Year
                                            Months Ended        Ended           Months Ended        Ended
                                              May 31,        December 31,          May 31,         June 30,
                                                2001            2000                2001             2000
                                           -------------    -------------       -------------    -------------
INVESTMENT INCOME:
 Dividends, net of foreign taxes           $     188,929    $     614,237       $     426,546    $     413,944
 Interest                                        363,842        2,120,653           1,511,456          913,329
                                           -------------    -------------       -------------    -------------
  Total investment income                        552,771        2,734,890           1,938,002        1,327,273
                                           -------------    -------------       -------------    -------------
EXPENSES:
 Investment management fees                    1,954,402        5,594,488           4,007,172        4,206,863
 Distribution fees
  Class A                                        196,303          585,069             461,866          488,534
  Class B                                        878,520        3,213,859             807,309          727,465
  Class C                                        338,772        1,261,617           1,777,357        1,977,269
  Class Q                                          2,392            3,349              25,674           26,579
  Class T                                         69,541          284,800                  --               --
 Administrative fees                             195,440               --                  --               --
 Transfer agent fees                             221,132          542,846             787,229          610,182
 Shareholder reporting fees                       60,278          268,242             249,881          167,232
 Registration and filing fees                     16,952           85,229              84,723           91,096
 Recordkeeping and pricing fees                       --               --              97,700           81,596
 Professional fees                                49,303          180,320              73,329           56,326
 Custody fees                                     48,301          210,233              87,405           85,460
 Shareholder servicing fees                       92,991          826,269              26,800           25,209
 Director's fees                                   5,083           32,598              20,100           22,000
 Insurance fees                                    2,263               --               5,531            5,699
 Miscellaneous fees                                5,600          182,082              27,338          185,057
 Interest and credit facility fees                    --               --                  --           34,152
 Merger fees                                      58,589               --                  --               --
                                           -------------    -------------       -------------    -------------
  Total expenses                               4,195,862       13,271,001           8,539,414        8,790,719
                                           -------------    -------------       -------------    -------------
Less:
 Waived and reimbursed
  fees/(recoupment)                                   --               --             (47,191)         204,352
                                           -------------    -------------       -------------    -------------
  Net expenses                                 4,195,862       13,271,001           8,586,605        8,586,367
                                           -------------    -------------       -------------    -------------
 Net investment loss                          (3,643,091)     (10,536,111)         (6,648,603)      (7,259,094)
                                           -------------    -------------       -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on investments     (21,202,558)     (16,488,885)          5,605,591       85,003,902
 Net change in unrealized appreciation
  (depreciation) of investments              (81,917,523)     (45,920,205)       (130,267,810)     102,235,975
                                           -------------    -------------       -------------    -------------
  Net realized and unrealized gain
   (loss) on investments                    (103,120,081)     (62,409,090)       (124,662,219)     187,239,877
                                           -------------    -------------       -------------    -------------
 Increase (decrease) in net assets
  resulting from operations                $(106,763,172)   $ (72,945,201)      $(131,310,822)   $ 179,980,783
                                           =============    =============       =============    =============

                 See Accompanying Notes to Financial Statements

-------------
Equity &
Income Funds
-------------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                               Pilgrim Balanced Fund            Pilgrim Convertible Fund
                                           ------------------------------    ------------------------------
                                              Eleven            Year            Eleven            Year
                                           Months Ended         Ended        Months Ended        Ended
                                             May 31,          June 30,         May 31,          June 30,
                                               2001             2000             2001             2000
                                           -------------    -------------    -------------    -------------
INVESTMENT INCOME:
 Dividends, net of foreign taxes           $     968,015    $     623,513    $   4,926,859    $   3,844,668
 Interest                                      4,941,149        2,269,878        9,777,380        7,216,183
                                           -------------    -------------    -------------    -------------
  Total investment income                      5,909,164        2,893,391       14,704,239       11,060,851
                                           -------------    -------------    -------------    -------------
EXPENSES:
 Investment management fees                      913,795          476,583        3,050,129        2,652,928
 Distribution fees
  Class A                                        197,467           81,266          387,083          317,132
  Class B                                        348,399          162,089        1,259,355        1,028,519
  Class C                                        217,645          210,792        1,288,620        1,267,593
  Class Q                                            787              495          104,120           83,759
  Class T                                         63,756           21,291               --               --
 Transfer agent fees                             225,412          186,550          663,018          444,782
 Shareholder reporting fees                       98,542           44,134          166,058          126,626
 Registration and filing fees                     51,274           13,913          101,565           62,729
 Recordkeeping and pricing fees                       --           21,505           80,065           69,402
 Professional fees                                47,582           38,871           61,190           48,814
 Custody fees                                     52,656           14,996           44,455           56,900
 Shareholder servicing fees                       16,100            7,816           26,465           24,890
 Director's fees                                   4,049            3,180           16,878           15,000
 Insurance fees                                       --              801            4,781            2,892
 Miscellaneous fees                               30,399           15,536           28,639           74,289
 Interest and credit facility fees                    --              347               --            9,316
 Merger fees                                          --           29,494               --               --
                                           -------------    -------------    -------------    -------------
  Total expenses                               2,267,863        1,329,659        7,282,421        6,285,571
                                           -------------    -------------    -------------    -------------
Less:
 Waived and reimbursed
  fees/(recoupment)                              262,968          179,601          (28,211)              --
 Earnings credits                                     --            1,211               --           51,091
                                           -------------    -------------    -------------    -------------
  Net expenses                                 2,004,895        1,148,847        7,310,632        6,234,480
                                           -------------    -------------    -------------    -------------
 Net investment income                         3,904,269        1,744,544        7,393,607        4,826,371
                                           -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on investments      (1,616,640)      10,481,616       25,240,635       70,655,086
 Net change in unrealized appreciation
  (depreciation) of investments               (3,330,551)     (17,791,175)    (125,518,453)      29,680,606
                                           -------------    -------------    -------------    -------------
  Net realized and unrealized gain
   (loss) on investments                      (4,947,191)      (7,309,559)    (100,277,818)     100,335,692
                                           -------------    -------------    -------------    -------------
 Increase (decrease) in net assets
  resulting from operations                $  (1,042,922)   $  (5,565,015)   $ (92,884,211)   $ 105,162,063
                                           =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          Pilgrim MagnaCap Fund
                                             -----------------------------------------------
                                             Eleven Months         Year            Year
                                                 Ended            Ended            Ended
                                              May 31, 2001    June 30, 2000    June 30, 1999
                                             -------------    -------------    -------------
FROM OPERATIONS:
Net investment income                        $     631,110    $   1,079,687    $   1,122,179
Net realized gain on investments                63,559,889       29,968,024       49,186,475
Net change in unrealized appreciation
 (depreciation) of investments                 (72,272,816)     (35,597,984)      17,754,811
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from operations                   $  (8,081,817)   $  (4,550,273)   $  68,063,465
                                             -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                       (1,630,626)      (1,038,566)        (713,703)
  Class B                                          (22,115)              --               --
  Class C                                             (945)              --               --
  Class M                                           (4,626)         (12,763)            (963)
  Class Q                                          (66,993)              --               --
Net realized gain from investments             (47,090,684)     (48,878,271)     (45,964,037)
                                             -------------    -------------    -------------
Total distributions                            (48,815,989)     (49,929,600)     (46,678,703)
                                             -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                36,855,285      169,844,202      272,199,176
Net proceeds from shares issued in merger       69,632,639               --               --
Shares resulting from dividend
 reinvestments                                  40,302,303       45,853,052       37,748,339
                                             -------------    -------------    -------------
                                               146,790,227      215,697,254      309,947,515
Cost of shares redeemed                        (78,040,728)    (245,236,862)    (270,865,970)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions      68,749,499      (29,539,608)      39,081,545
                                             -------------    -------------    -------------
Net increase (decrease) in net assets           11,851,693      (84,019,481)      60,466,307
                                             -------------    -------------    -------------
NET ASSETS:
Beginning of period                            417,667,984      501,687,465      441,221,158
                                             -------------    -------------    -------------
End of period                                $ 429,519,677    $ 417,667,984    $ 501,687,465
                                             =============    =============    =============
Undistributed net investment income at end
 of period                                   $          --    $     872,876    $     536,313
                                             =============    =============    =============

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      Pilgrim Research Enhanced Index Fund
                                             ---------------------------------------------------------
                                             Seven Months            Year                Period
                                                Ended               Ended                Ended
                                             May 31, 2001      October 31, 2000    October 31, 1999(1)
                                             ------------      ----------------    -------------------
FROM OPERATIONS:
Net investment loss                          $    (745,522)     $  (1,241,287)       $    (160,475)
Net realized gain (loss) on investments         (9,758,933)        (1,264,718)           2,844,931
Net change in unrealized appreciation
 (depreciation) of investments                 (17,931,672)         4,751,252            5,444,661
                                             -------------      -------------        -------------
Net increase (decrease) in net assets
 resulting from operations                   $ (28,436,127)     $   2,245,247        $   8,129,117
                                             -------------      -------------        -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gain from investments                      --         (3,268,200)                  --
                                             -------------      -------------        -------------
Total distributions                                     --         (3,268,200)                  --
                                             -------------      -------------        -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                22,144,706         70,474,849          231,460,935
Shares resulting from dividend
 reinvestments                                          --          1,900,825                   --
                                             -------------      -------------        -------------
                                                22,144,706         72,375,674          231,460,935
Cost of shares redeemed                        (47,147,064)       (66,766,343)          (9,383,395)
                                             -------------      -------------        -------------
Net increase (decrease) in net assets
 resulting from capital share transactions     (25,002,358)         5,609,331          222,077,540
                                             -------------      -------------        -------------
Net increase (decrease) in net assets          (53,438,485)         4,586,378          230,206,657
                                             -------------      -------------        -------------
NET ASSETS:
Beginning of period                            234,793,035        230,206,657                   --
                                             -------------      -------------        -------------
End of period                                $ 181,354,550      $ 234,793,035        $ 230,206,657
                                             =============      =============        =============
Undistributed net investment income at
 end of period                               $          --      $          --        $          --
                                             =============      =============        =============

----------
(1)  Fund commenced operations on December 30, 1998.

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                      Pilgrim Growth Opportunities Fund
                                            -------------------------------------------------------
                                             Five Months            Year                Year
                                                Ended              Ended               Ended
                                            May 31, 2001     December 31, 2000    December 31, 1999
                                            ------------     -----------------    -----------------
FROM OPERATIONS:
Net investment loss                         $  (4,047,103)     $  (8,378,898)       $  (2,696,734)
Net realized gain (loss) on investments      (186,849,526)       (44,978,445)          99,757,033
Net change in unrealized appreciation
 (depreciation) of investments                 (9,865,713)      (137,522,500)          83,704,065
                                            -------------      -------------        -------------
Net increase (decrease) in net assets
 resulting from operations                  $(200,762,342)     $(190,879,843)       $ 180,764,364
                                            -------------      -------------        -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gain from investments                     --        (41,120,168)        (103,343,720)
                                            -------------      -------------        -------------
Total distributions                                    --        (41,120,168)        (103,343,720)
                                            -------------      -------------        -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares               85,048,337        726,623,810          138,399,126
Net proceeds from shares issued in merger              --                 --                   --
Shares resulting from dividend
 reinvestments                                         --         30,960,648           94,714,507
Redemption of Class I shares                           --                 --                   --
                                            -------------      -------------        -------------
                                               85,048,337        757,584,458          233,113,633
Cost of shares redeemed                       (80,753,091)      (225,228,540)         (64,957,986)
                                            -------------      -------------        -------------
Net increase in net assets resulting from
 capital share transactions                     4,295,246        532,355,918          168,155,647
                                            -------------      -------------        -------------
Net increase (decrease) in net assets        (196,467,096)       300,355,907          245,576,291
                                            -------------      -------------        -------------
NET ASSETS:
Beginning of period                           727,651,413        427,295,506          181,719,215
                                            -------------      -------------        -------------
End of period                               $ 531,184,317      $ 727,651,413        $ 427,295,506
                                            =============      =============        =============
Undistributed net investment income
 at end of period                           $          --      $          --        $          --
                                            =============      =============        =============

                                                        Pilgrim LargeCap Growth Fund
                                            ---------------------------------------------------
                                            Eleven Months          Year           Three Months
                                                Ended              Ended              Ended
                                            May 31, 2001       June 30, 2000      June 30, 1999
                                            -------------      -------------      -------------
FROM OPERATIONS:
Net investment loss                         $  (7,121,127)     $  (5,317,970)     $    (163,823)
Net realized gain (loss) on investments      (174,109,898)        13,498,698          2,418,689
Net change in unrealized appreciation
 (depreciation) of investments               (173,014,281)       147,558,169          6,320,924
                                            -------------      -------------      -------------
Net increase (decrease) in net assets
 resulting from operations                  $(354,245,306)     $ 155,738,897      $   8,575,790
                                            -------------      -------------      -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gain from investments             (8,506,681)        (3,085,512)                --
                                            -------------      -------------      -------------
Total distributions                            (8,506,681)        (3,085,512)                --
                                            -------------      -------------      -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares              305,120,966        532,535,020         52,500,065
Net proceeds from shares issued in merger     110,393,160                 --                 --
Shares resulting from dividend
 reinvestments                                  5,079,126          2,521,879                 --
Redemption of Class I shares                           --                 --         (6,420,194)
                                            -------------      -------------      -------------
                                              420,593,252        535,056,899         46,079,871
Cost of shares redeemed                      (238,728,153)       (93,636,480)        (3,028,700)
                                            -------------      -------------      -------------
Net increase in net assets resulting from
 capital share transactions                   181,865,099        441,420,419         43,051,171
                                            -------------      -------------      -------------
Net increase (decrease) in net assets        (180,886,888)       594,073,804         51,626,961
                                            -------------      -------------      -------------
NET ASSETS:
Beginning of period                           697,037,752        102,963,948         51,336,987
                                            -------------      -------------      -------------
End of period                               $ 516,150,864      $ 697,037,752      $ 102,963,948
                                            =============      =============      =============
Undistributed net investment income
 at end of period                           $          --      $          --      $          --
                                            =============      =============      =============

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                        Pilgrim MidCap Opportunities Fund
                                               ----------------------------------------------------
                                                Five Months            Year               Year
                                                   Ended              Ended              Ended
                                               May 31, 2001     December 31, 2000   December 31, 1999
                                               -------------      -------------       -------------
FROM OPERATIONS:
Net investment loss                            $    (879,029)     $  (1,458,611)      $    (533,884)
Net realized gain (loss) on investments          (25,966,455)         7,746,077          15,933,086
Net change in unrealized appreciation
 (depreciation) of investments                   (14,150,486)       (15,822,878)         23,414,702
                                               -------------      -------------       -------------
Net increase (decrease) in net assets
 resulting from operations                     $ (40,995,970)     $  (9,535,412)      $  38,813,904
                                               -------------      -------------       -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gain from investments                        --        (15,667,624)        (10,428,057)
                                               -------------      -------------       -------------
Total distributions                                       --        (15,667,624)        (10,428,057)
                                               -------------      -------------       -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                   9,802,023        106,404,210          15,834,997
Net proceeds from shares issued in merger         30,843,894                 --                  --
Shares resulting from dividend
 reinvestments                                            --         12,544,986          10,198,746
Redemption of Class I shares                              --                 --                  --
                                               -------------      -------------       -------------
                                                  40,645,917        118,949,196          26,033,743
Cost of shares redeemed                          (31,459,743)       (22,301,858)         (1,640,736)
                                               -------------      -------------       -------------
Net increase (decrease) in net assets
 resulting from capital share transactions         9,186,174         96,647,338          24,393,007
                                               -------------      -------------       -------------
Net increase (decrease) in net assets            (31,809,796)        71,444,302          52,778,854
                                               -------------      -------------       -------------
NET ASSETS:
Beginning of period                              158,501,098         87,056,796          34,277,942
                                               -------------      -------------       -------------
End of period                                  $ 126,691,302      $ 158,501,098       $  87,056,796
                                               =============      =============       =============
Undistributed net investment income
 at end of period                              $          --      $          --       $          --
                                               =============      =============       =============

                                                           Pilgrim MidCap Growth Fund
                                               ---------------------------------------------------
                                               Eleven Months           Year          Three Months
                                                   Ended              Ended             Ended
                                                May 31, 2001      June 30, 2000      June 30, 1999
                                               -------------      -------------      -------------
FROM OPERATIONS:
Net investment loss                            $  (5,522,878)     $  (6,452,374)     $  (1,221,010)
Net realized gain (loss) on investments          (18,681,763)        85,093,448         37,699,336
Net change in unrealized appreciation
 (depreciation) of investments                  (163,691,749)       119,946,995        (14,395,996)
                                               -------------      -------------      -------------
Net increase (decrease) in net assets
 resulting from operations                     $(187,896,390)     $ 198,588,069      $  22,082,330
                                               -------------      -------------      -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gain from investments               (93,914,355)       (88,397,148)                --
                                               -------------      -------------      -------------
Total distributions                              (93,914,355)       (88,397,148)                --
                                               -------------      -------------      -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                 222,525,037        353,806,052         14,162,841
Net proceeds from shares issued in merger                 --                 --                 --
Shares resulting from dividend
 reinvestments                                    44,622,188         78,987,177                 --
Redemption of Class I shares                              --                 --       (168,592,944)
                                               -------------      -------------      -------------
                                                 267,147,225        432,793,229       (154,430,103)
Cost of shares redeemed                         (170,111,949)      (281,762,942)       (21,991,325)
                                               -------------      -------------      -------------
Net increase (decrease) in net assets
 resulting from capital share transactions        97,035,276        151,030,287       (176,421,428)
                                               -------------      -------------      -------------
Net increase (decrease) in net assets           (184,775,469)       261,221,208       (154,339,098)
                                               -------------      -------------      -------------
NET ASSETS:
Beginning of period                              541,356,593        280,135,385        434,474,483
                                               -------------      -------------      -------------
End of period                                  $ 356,581,124      $ 541,356,593      $ 280,135,385
                                               =============      =============      =============
Undistributed net investment income
 at end of period                              $          --      $          --      $          --
                                               =============      =============      =============

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            Pilgrim Growth + Value Fund
                                              ---------------------------------------------------------
                                               Seven Months             Year                 Year
                                                   Ended               Ended                Ended
                                               May 31, 2001       October 31, 2000     October 31, 1999
                                              ---------------      ---------------      ---------------
FROM OPERATIONS:
Net investment loss                           $    (8,973,823)     $   (13,479,347)     $    (5,045,729)
Net realized gain (loss) on investments          (301,751,046)          96,147,664           83,963,594
Net change in unrealized appreciation
 (depreciation) of investments                   (104,576,146)          50,016,590           83,444,021
                                              ---------------      ---------------      ---------------
Net increase (decrease) in net assets
 resulting from operations                    $  (415,301,015)     $   132,684,907      $   162,361,886
                                              ---------------      ---------------      ---------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gain from investments                (93,173,524)         (52,769,105)                  --
Tax return of capital                              (2,724,028)                  --                   --
                                              ---------------      ---------------      ---------------
Total distributions                               (95,897,552)         (52,769,105)                  --
                                              ---------------      ---------------      ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                  271,208,423          795,463,400          215,319,842
Net proceeds from shares issued in merger                  --                   --                   --
Shares resulting from dividend
 reinvestments                                     62,411,607           32,130,552                   --
                                              ---------------      ---------------      ---------------
                                                  333,620,030          827,593,952          215,319,842
Cost of shares redeemed                          (199,253,732)        (253,638,470)        (161,711,440)
                                              ---------------      ---------------      ---------------
Net increase (decrease) in net assets
 resulting from capital share transaction         134,366,298          573,955,482           53,608,402
                                              ---------------      ---------------      ---------------
Net increase (decrease) in net assets            (376,832,269)         653,871,284          215,970,288
                                              ---------------      ---------------      ---------------
NET ASSETS:
Beginning of period                             1,046,713,640          392,842,356          176,872,068
                                              ---------------      ---------------      ---------------
End of period                                 $   669,881,371      $ 1,046,713,640      $   392,842,356
                                              ===============      ===============      ===============
Undistributed net investment income
 at end of period                             $            --      $            --      $            --
                                              ===============      ===============      ===============

                                                        Pilgrim SmallCap Opportunities Fund
                                              ---------------------------------------------------------
                                                Five Months             Year                 Year
                                                   Ended               Ended                Ended
                                               May 31, 2001       December 31, 2000    December 31, 1999
                                              ---------------      ---------------      ---------------
FROM OPERATIONS:
Net investment loss                           $    (3,643,091)     $   (10,536,111)     $    (4,533,770)
Net realized gain (loss) on investments           (21,202,558)         (16,488,885)         148,711,313
Net change in unrealized appreciation
 (depreciation) of investments                    (81,917,523)         (45,920,205)         125,857,120
                                              ---------------      ---------------      ---------------
Net increase (decrease) in net assets
 resulting from operations                    $  (106,763,172)     $   (72,945,201)     $   270,034,663
                                              ---------------      ---------------      ---------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gain from investments                         --          (99,067,878)         (49,037,189)
Tax return of capital                                      --                   --                   --
                                              ---------------      ---------------      ---------------
Total distributions                                        --          (99,067,878)         (49,037,189)
                                              ---------------      ---------------      ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                   39,685,223          488,213,149          120,520,056
Net proceeds from shares issued in merger          29,533,351                   --                   --
Shares resulting from dividend
 reinvestments                                             --           69,587,907           33,630,861
                                              ---------------      ---------------      ---------------
                                                   69,218,574          557,801,056          154,150,917
Cost of shares redeemed                           (71,756,890)        (306,341,551)         (98,356,454)
                                              ---------------      ---------------      ---------------
Net increase (decrease) in net assets
 resulting from capital share transaction          (2,538,316)         251,459,505           55,794,463
                                              ---------------      ---------------      ---------------
Net increase (decrease) in net assets            (109,301,488)          79,446,426          276,791,937
                                              ---------------      ---------------      ---------------
NET ASSETS:
Beginning of period                               573,715,406          494,268,980          217,477,043
                                              ---------------      ---------------      ---------------
End of period                                 $   464,413,918      $   573,715,406      $   494,268,980
                                              ===============      ===============      ===============
Undistributed net investment income
 at end of period                             $            --      $            --      $            --
                                              ===============      ===============      ===============

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                           Pilgrim SmallCap Growth Fund
                                               ---------------------------------------------------
                                               Eleven Months           Year          Three Months
                                                  Ended               Ended              Ended
                                               May 31, 2001       June 30, 2000      June 30, 1999
                                               -------------      -------------      -------------
FROM OPERATIONS:
Net investment loss                            $  (6,648,603)     $  (7,259,094)     $  (1,566,497)
Net realized gain on investments                   5,605,591         85,003,902         67,438,450
Net change in unrealized appreciation
 (depreciation) of investments                  (130,267,810)       102,235,975        (18,557,187)
                                               -------------      -------------      -------------
Net increase (decrease) in net assets
 resulting from operations                     $(131,310,822)     $ 179,980,783      $  47,314,766
                                               -------------      -------------      -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gain from investments               (55,662,276)      (158,396,508)                --
                                               -------------      -------------      -------------
Total distributions                              (55,662,276)      (158,396,508)                --
                                               -------------      -------------      -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                 219,056,344        364,010,289         17,931,971
Shares resulting from dividend
 reinvestments                                    23,213,444        136,805,877                 --
Redemption of Class I shares                              --                 --       (221,318,827)
                                               -------------      -------------      -------------
                                                 242,269,788        500,816,166       (203,386,856)
Cost of shares redeemed                         (199,385,564)      (331,453,908)       (33,776,345)
                                               -------------      -------------      -------------
Net increase (decrease) in net assets
 resulting from capital share transactions        42,884,224        169,362,258       (237,163,201)
                                               -------------      -------------      -------------
Net increase (decrease) in net assets           (144,088,874)       190,946,533       (189,848,435)
                                               -------------      -------------      -------------
NET ASSETS:
Beginning of period                              507,519,255        316,572,722        506,421,157
                                               -------------      -------------      -------------
End of period                                  $ 363,430,381      $ 507,519,255      $ 316,572,722
                                               =============      =============      =============
Undistributed net investment income
 at end of period                              $          --      $          --      $          --
                                               =============      =============      =============

                 See Accompanying Notes to Financial Statements

------------
Equity &
Income Funds
------------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              Pilgrim Balanced Fund
                                               ---------------------------------------------------
                                               Eleven Months           Year          Three Months
                                                   Ended              Ended              Ended
                                                May 31, 2001      June 30, 2000      June 30, 1999
                                               -------------      -------------      -------------
FROM OPERATIONS:
Net investment income                          $   3,904,269      $   1,744,544      $     149,349
Net realized gain (loss) on investments           (1,616,640)        10,481,616          4,490,910
Net change in unrealized appreciation
 (depreciation) of investments                    (3,330,551)       (17,791,175)        (4,167,142)
                                               -------------      -------------      -------------
Net increase (decrease) in net assets
 resulting from operations                     $  (1,042,922)     $  (5,565,015)     $     473,117
                                               -------------      -------------      -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                         (2,160,525)          (229,987)           (34,428)
  Class B                                           (985,710)          (140,731)           (14,576)
  Class C                                           (682,525)          (417,990)           (47,586)
  Class Q                                            (10,659)            (4,652)              (798)
  Class T                                           (298,008)                --                 --
Net realized gain from investments               (10,205,280)        (7,355,531)                --
                                               -------------      -------------      -------------
Total distributions                              (14,342,707)        (8,148,891)           (97,388)
                                               -------------      -------------      -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                  32,659,504         14,115,466          2,993,582
Net proceeds from shares issued in merger                 --        120,445,073                 --
Shares resulting from dividend
 reinvestments                                    11,072,991          6,982,714             41,034
Redemption of Class I shares                              --                 --                 --
                                               -------------      -------------      -------------
                                                  43,732,495        141,543,253          3,034,616
Cost of shares redeemed                          (41,904,310)       (24,486,297)        (2,512,012)
                                               -------------      -------------      -------------
Net increase (decrease) in net assets
 resulting from capital share transactions         1,828,185        117,056,956            522,604
                                               -------------      -------------      -------------
Net increase (decrease) in net assets            (13,557,444)       103,343,050            898,333
                                               -------------      -------------      -------------
NET ASSETS:
Beginning of period                              141,639,294         38,296,244         37,397,911
                                               -------------      -------------      -------------
End of period                                  $ 128,081,850      $ 141,639,294      $  38,296,244
                                               =============      =============      =============
Undistributed net investment income (loss)
 at end of period                              $     776,758      $   1,009,916      $     (16,013)
                                               =============      =============      =============

                                                            Pilgrim Convertible Fund
                                               ---------------------------------------------------
                                               Eleven Months           Year          Three Months
                                                   Ended              Ended              Ended
                                                May 31, 2001      June 30, 2000      June 30, 1999
                                               -------------      -------------      -------------
FROM OPERATIONS:
Net investment income                          $   7,393,607      $   4,826,371      $   1,054,881
Net realized gain (loss) on investments           25,240,635         70,655,086         13,167,798
Net change in unrealized appreciation
 (depreciation) of investments                  (125,518,453)        29,680,606          3,889,849
                                               -------------      -------------      -------------
Net increase (decrease) in net assets
 resulting from operations                     $ (92,884,211)     $ 105,162,063      $  18,112,528
                                               -------------      -------------      -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                         (2,742,655)        (1,119,420)          (310,471)
  Class B                                         (1,907,503)          (674,174)          (167,244)
  Class C                                         (2,150,950)          (908,198)          (265,212)
  Class Q                                         (1,131,972)          (450,509)           (88,744)
  Class T                                                 --                 --                 --
Net realized gain from investments               (91,080,548)       (42,129,281)                --
                                               -------------      -------------      -------------
Total distributions                              (99,013,628)       (45,281,582)          (831,671)
                                               -------------      -------------      -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                 161,509,462        220,047,461         28,114,039
Net proceeds from shares issued in merger                 --                 --                 --
Shares resulting from dividend
 reinvestments                                    62,313,647         38,566,753            465,422
Redemption of Class I shares                              --                 --        (91,378,691)
                                               -------------      -------------      -------------
                                                 223,823,109        258,614,214        (62,799,230)
Cost of shares redeemed                         (143,352,464)       (93,851,800)       (13,251,963)
                                               -------------      -------------      -------------
Net increase (decrease) in net assets
 resulting from capital share transactions        80,470,645        164,762,414        (76,051,193)
                                               -------------      -------------      -------------
Net increase (decrease) in net assets           (111,427,194)       224,642,895        (58,770,336)
                                               -------------      -------------      -------------
NET ASSETS:
Beginning of period                              483,680,205        259,037,310        317,807,646
                                               -------------      -------------      -------------
End of period                                  $ 372,253,011      $ 483,680,205      $ 259,037,310
                                               =============      =============      =============
Undistributed net investment income (loss)
 at end of period                              $   2,222,925      $   2,762,398      $     195,337
                                               =============      =============      =============

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM MAGNACAP FUND                                                 HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                    Class Q
                                                        --------------------------------
                                                        Eleven Months       Period
                                                            Ended            Ended
                                                         May 31, 2001   June 30, 2000(1)
                                                         ------------   ----------------
Per Share Operating Performance:
 Net asset value, beginning of period               $        15.84           16.26
 Income from investment operations:
 Net investment income                              $         0.07            0.05
 Net realized and unrealized loss on investments    $        (0.38)          (0.47)
 Total from investment operations                   $        (0.31)          (0.42)
 Less distributions from:
 Net investment income                              $         0.10              --
 Net realized gains on investments                  $         1.88              --
 Total distributions                                $         1.98              --
 Net asset value, end of period                     $        13.55           15.84
 Total Return(2):                                   %        (2.60)          (2.58)
Ratios/Supplemental Data:
 Net assets, end of period (000's)                  $       11,184           9,928
 Ratios to average net assets:
 Expenses(3)                                        %         1.11            1.24
 Net investment income (3)                          %         0.53            0.46
 Portfolio turnover                                 %           92              26

----------
(1)  Class Q commenced offering of shares on November 19, 1999.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                  PILGRIM RESEARCH ENHANCED INDEX FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                              Class Q
                                                     ---------------------------
                                                     Seven Months   Period Ended
                                                     Ended May 31,   October 31,
                                                         2001          2000(1)
                                                         ----          -------
Per Share Operating Performance:
 Net asset value, beginning of period              $     11.17          11.98
 Income from investment operations:
 Net investment income                             $        --             --
 Net realized and unrealized loss on investments   $     (1.32)         (0.81)
 Total from investment operations                  $     (1.32)         (0.81)
 Net asset value, end of period                    $      9.85          11.17
 Total return(2)                                   %    (11.82)         (6.76)
Ratios and supplemental data:
 Net assets, end of period (000's)                 $       456            273
 Ratios to average net assets:
 Expenses(3)                                       %      1.29           1.32
 Net investment income (loss)(3)                   %      0.03          (0.05)
 Portfolio turnover                                %        26             57

----------
(1)  Class Q commenced offering of shares on April 4, 2000.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM GROWTH OPPORTUNITIES FUND                                     HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                              Class Q
                                                      --------------------------
                                                                      Period
                                                      Five Months      Ended
                                                         Ended      December 31,
                                                      May 31, 2001    2000(1)
                                                      ------------    -------
Per Share Operating Performance:
 Net asset value, beginning of period              $      25.48        32.58
 Income from investment operations:
 Net investment loss                               $      (0.10)       (0.15)
 Net realized and unrealized loss on investments   $      (6.68)       (5.46)
 Total from investment operations                  $      (6.78)       (5.61)
 Less distributions from:
 Net realized gains on investments                 $         --         1.49
 Total distributions                               $         --         1.49
 Net asset value, end of period                    $      18.70        25.48
 Total return(2)                                   %     (26.61)      (17.55)
Ratios and supplemental data:
 Net assets, end of period (000s)                  $      7,947       10,274
 Ratios to average net assets:
 Expenses(3)                                       %       1.56         1.41
 Net investment loss(3)                            %      (1.17)       (0.81)
 Portfolio turnover                                %        217          326

----------
(1)  Class Q commenced offering of shares on June 1, 2000.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than a year.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                          PILGRIM LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                     Class Q
                                                             ---------------------------------------------------------
                                                             Eleven Months    Year    Three Months   Year      Period
                                                                Ended        Ended       Ended       Ended      Ended
                                                                May 31,     June 30,    June 30,    March 31,  March 31,
                                                                 2001         2000       1999(2)      1999      1998(1)
                                                                 ----         ----       -------      ----      -------
Per Share Operating Performance:
 Net asset value, beginning of period                     $      43.71        28.43       25.24       15.66      12.50
 Income from investment operations:
 Net investment loss                                      $      (0.17)       (0.20)      (0.03)      (0.02)     (0.01)
 Net realized and unrealized gain (loss) on investments   $     (18.26)       15.86        3.22        9.87       3.26
 Total from investment operations                         $     (18.43)       15.66        3.19        9.85       3.25
 Less distributions from:
 Net investment income                                    $         --           --          --          --       0.01
 Net realized gains on investments                        $       0.47         0.38          --        0.27       0.08
 Total distributions                                      $       0.47         0.38          --        0.27       0.09
 Net asset value, end of period                           $      24.81        43.71       28.43       25.24      15.66
 Total Return(3):                                         %     (42.50)       55.57       12.64       63.76      62.47
Ratios/Supplemental Data:
 Net assets, end of period ($000's)                       $     12,534       24,838       6,044       4,908        799
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)           %       1.19         1.26        1.23        1.26       1.25
 Gross expenses prior to expense reimbursement(4)         %       1.19         1.26        1.25        1.91      10.45
 Net investment loss after expense reimbursement(4)(5)    %      (0.50)       (0.77)      (0.36)      (0.28)     (0.62)
 Portfolio turnover                                       %        331          139          27         253        306

----------
(1)  The Fund commenced operations on July 21, 1997.
(2) Effective May 24, 1999, Pilgrim Investments Inc., became the Investment Manager of the Fund; concurrently, Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM MIDCAP OPPORTUNITIES FUND                                     HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                               Class Q
                                                       -------------------------
                                                       Five Months    Period
                                                          Ended        Ended
                                                         May 31,    December 31,
                                                           2001       2000(1)
                                                           ----       -------
Per Share Operating Performance
 Net asset value, beginning of period               $     19.16        22.57
 Income from investment operations:
 Net investment loss                                $     (0.08)       (0.06)
 Net realized and unrealized loss on investments    $     (4.45)       (1.17)
 Total from investment operations                   $     (4.53)       (1.23)
 Less distributions from:
 Net realized gains on investments                  $        --         2.18
 Total distributions                                $        --         2.18
 Net asset value, end of period                     $     14.63        19.16
 Total return(2):                                   %    (23.64)       (5.86)
Ratios and supplemental data:
 Net assets, end of period (000s)                   $     3,071        3,264
 Ratios to average net assets:
 Expenses(3)                                        %      1.82         1.61
 Net investment loss(3)                             %     (1.28)       (0.91)
 Portfolio turnover                                 %       182          188

----------
(1)  Class Q commenced offering of shares on April 4, 2000.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                            PILGRIM MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                            Class Q
                                                             -------------------------------------------------------------------
                                                             Eleven Months   Year   Three Months
                                                                Ended       Ended      Ended           Year Ended March 31,
                                                                May 31,    June 30,   June 30,    ------------------------------
                                                                 2001        2000      1999(1)    1999     1998     1997    1996
                                                                 ----        ----      -------    ----     ----     ----    ----
Per Share Operating Performance:
 Net asset value, beginning of period                     $      35.67      26.94       25.14     23.30    18.01    17.99   13.66
 Income from investment operations:
 Net investment loss                                      $      (0.12)     (0.29)      (0.06)    (0.12)   (0.21)   (0.04)  (0.07)
 Net realized and unrealized gain (loss) on investments   $     (10.10)     17.92        1.86      3.56     7.48     0.32    4.86
 Total from investment operations                         $     (10.22)     17.63        1.80      3.44     7.27     0.28    4.79
 Less distributions from:
 Net realized gains on investments                        $       5.96       8.90          --      1.60     1.98     0.26    0.46
 Total distributions                                      $       5.96       8.90          --      1.60     1.98     0.26    0.46
 Net asset value, end of period                           $      19.49      35.67       26.94     25.14    23.30    18.01   17.99
 Total Return(2):                                         %     (33.14)     77.87        7.16     15.77    42.00     1.39   35.37
Ratios/Supplemental Data:
 Net assets, end of period (000's)                        $     16,412     19,792      19,383    14,350   12,204   13,115   4,274
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)                           %       1.19       1.26        1.24      1.23     1.22     1.25    1.23
 Gross expenses prior to expense
 reimbursement/recoupment(3)                              %       1.18       1.26        1.25      1.31     1.95     1.84    2.84
 Net investment loss after expense
 reimbursement/recoupment(3)(4)                           %      (0.58)     (1.00)      (0.95)    (0.71)   (0.97)   (0.69)  (0.57)
 Portfolio turnover                                       %        262        148          55       154      200      153     114

----------
(1) Effective May 24, 1999, Pilgrim Investments, Inc. became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM GROWTH + VALUE FUND                                           HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                        Class Q
                                                        ----------------------------------------
                                                           Seven Months         Period Ended
                                                        Ended May 31, 2001   October 31, 2000(1)
                                                        ------------------   -------------------
Per Share Operating Performance:
 Net asset value, beginning of period               $          24.90                26.73
 Income from investment operations:
 Net investment loss                                $          (0.18)               (0.05)
 Net realized and unrealized loss on investments    $          (8.62)               (1.78)
 Total from investment operations                   $          (8.80)               (1.83)
 Less distributions from:
 Net realized gains on investments                  $           2.16                  --
 Tax return of capital                              $           0.06                  --
 Total distributions                                $           2.22                  --
 Net asset value, end of the period                 $          13.88                24.90
 Total return(2)                                    %         (38.00)               (6.85)
Ratios and supplemental data:
 Net assets, end of period (000's)                  $            454                1,346
 Ratios to average net assets:
 Expenses(3)                                        %           1.69                 1.53
 Net investment loss(3)                             %          (1.43)               (1.19)
 Portfolio turnover                                 %             95                  163

----------
(1)  Class Q commenced offering of shares operations on June 5, 2000.
(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                   PILGRIM SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                               Class Q
                                                      --------------------------
                                                      Five Months     Period
                                                         Ended        Ended
                                                        May 31,     December 31,
                                                          2001        2000(1)
                                                          ----        -------
Per Share Operating Performance:
 Net asset value, beginning of period              $     47.20         60.86
 Income from investment operations:
 Net investment loss                               $     (0.20)        (0.27)
 Net realized and unrealized loss on investments   $     (8.19)        (4.49)
 Total from investment operations                  $     (8.39)        (4.76)
 Less distributions from:
 Net realized gains on investments                 $        --          8.90
 Total distributions                               $        --          8.90
 Net asset value, end of period                    $     38.81         47.20
 Total return(2)                                   %    (17.78)        (8.29)
Ratios and supplemental data:
 Net assets, end of period (000s)                  $     2,832         2,545
 Ratios to average net assets:
 Expenses(3)                                       %      1.56          1.40
 Net investment loss(3)                            %     (1.28)        (1.10)
 Portfolio turnover                                %       104           134

----------
(1)  Class Q commenced offering of shares on April 4, 2000.
(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM SMALLCAP GROWTH FUND                                          HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                            Class Q
                                                           ----------------------------------------------------------------------
                                                           Eleven Months   Year   Three Months                            Period
                                                              Ended       Ended      Ended       Year Ended March 31,      Ended
                                                              May 31,    June 30,   June 30,    ----------------------   March 31,
                                                               2001       2000       1999(1)    1999     1998     1997    1996(2)
                                                               ----       ----       -------    ----     ----     ----    -------
Per Share Operating Performance:
 Net asset value, beginning of period                     $    20.47      21.19       18.56     19.27    13.19    14.16    12.50
 Income from investment operations:
 Net investment income (loss)                             $    (0.16)     (0.21)      (0.06)    (0.15)    0.03    (0.07)   (0.03)
 Net realized and unrealized gain (loss) on investments   $    (4.61)     10.30        2.69      0.22     6.16    (0.77)    1.69
 Total from investment operations                         $    (4.77)     10.09        2.63      0.07     6.19    (0.84)    1.66
 Less distributions from:
 Net realized gains on investments                        $     2.24      10.81          --      0.78     0.11     0.13       --
 Total distributions                                      $     2.24      10.81          --      0.78     0.11     0.13       --
 Net asset value, end of period                           $    13.46      20.47       21.19     18.56    19.27    13.19    14.16
 Total Return(2):                                         %   (25.46)     61.08       14.17      0.96    47.01    (6.03)   13.28
Ratios/Supplemental Data:
 Net assets, end of period (000's)                        $    9,080     12,569      11,013     9,107   12,508    1,013      314
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)                           %     1.50       1.52        1.45      1.53     1.52     1.51     1.49
 Gross expenses prior to expense
 reimbursement/recoupment(3)                              %     1.49       1.57        1.49      1.63     2.39    10.79    37.86
 Net investment loss after expense
 reimbursement/recoupment(3)(4)                           %    (1.01)     (1.21)      (1.21)    (0.97)   (1.52)   (1.02)   (1.05)
 Portfolio turnover                                       %      170        127          32        90       92      113      130

----------
(1) Effective May 24, 1999, Pilgrim Investments, Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                                 PILGRIM BALANCED FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                              Class Q
                                                            ------------------------------------------------------------------------
                                                            Eleven Months   Year    Three Months                            Period
                                                               Ended       Ended       Ended      Year Ended March 31,       Ended
                                                               May 31,    June 30,    June 30,   ----------------------    March 31,
                                                                2001        2000      1999(1)    1999     1998     1997     1996(1)
                                                                ----        ----      -------    ----     ----     ----     -------
Per Share Operating Performance:
 Net asset value, beginning of period                     $     14.94       19.04      18.85     18.48    13.42    12.69     12.50
 Income from investment operations:
 Net investment income                                    $      0.44        0.54       0.11      0.44     0.30     0.24      0.15
 Net realized and unrealized gain (loss) on investments   $     (0.54)      (0.57)      0.16      2.50     5.07     0.73      0.19
 Total from investment operations                         $     (0.10)      (0.03)      0.27      2.94     5.37     0.97      0.34
 Less distributions from:
 Net investment income                                    $      0.47        0.40       0.08      0.50     0.31     0.24      0.15
 Net realized gains on investments                        $      1.14        3.67         --      2.07       --       --        --
 Total distributions                                      $      1.61        4.07       0.08      2.57     0.31     0.24      0.15
 Net asset value, end of period                           $     13.23       14.94      19.04     18.85    18.48    13.42     12.69
 Total Return(2):                                         %     (0.70)      (0.60)      1.44     17.49    40.21     7.60      2.77
Ratio/Supplemental Data:
 Net assets, end of period (000's)                        $       373         230        190       176      166       73         1
 Ratio to average net assets:
 Net expenses after expense reimbursement(3)(4)           %      1.25        1.30       1.25      1.25     1.26     1.26      1.25
 Gross expenses prior to expense reimbursement(3)         %      1.46        1.51       1.51      1.63    11.28   126.75  3,094.48
 Net investment income after expense
 reimbursement(3)(4)                                      %      3.61        3.36       2.30      2.41     4.09     2.15      2.16
 Portfolio turnover                                       %        76         173         63       165      260      213       197

----------
(1) Effective May 24, 1999, Pilgrim Investments, Inc., became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM CONVERTIBLE FUND                                              HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                            Class Q
                                                             ---------------------------------------------------------------------
                                                             Eleven Months   Year   Three Months                          Period
                                                                Ended       Ended      Ended      Year Ended March 31,     Ended
                                                                May 31,    June 30,   June 30,   ---------------------   March 31,
                                                                 2001        2000      1999(1)   1999    1998     1997    1996(2)
                                                                 ----        ----      -------   ----    ----     ----    -------
Per Share Operating Performance:
 Net asset value, beginning of period                     $      26.85       22.51      21.22    18.47   15.19    13.72    12.50
 Income from investment operations:
 Net investment income                                    $       0.59        0.44       0.09     0.43    0.48     0.42     0.17
 Net realized and unrealized gain (loss) on investments   $      (4.84)       7.82       1.31     3.09    4.19     1.50     1.22
 Total from investment operations                         $      (4.25)       8.26       1.40     3.52    4.67     1.92     1.39
 Less distributions from:
 Net investment income                                    $       0.53        0.35       0.11     0.46    0.48     0.42     0.17
 Net realized gains on investments                        $       4.70        3.57         --     0.31    0.91     0.03       --
 Total distributions                                      $       5.23        3.92       0.11     0.77    1.39     0.45     0.17
 Net asset value, end of period                           $      17.37       26.85      22.51    21.22   18.47    15.19    13.72
 Total Return(2):                                         %     (17.50)      40.36       6.62    19.66   31.54    14.13    11.13
Ratios/Supplemental Data:
 Net assets, end of period (000's)                        $     29,629      56,165     17,537    8,741   7,080    4,599    1,085
 Ratio to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)                           %       1.15        1.25       1.23     1.23    1.22     1.25     1.25
 Gross expenses prior to expense
 reimbursement/recoupment(3)                              %       1.14        1.25       1.23     1.35    2.35     2.90     9.21
 Net investment income after expense
 reimbursement/recoupment(3)(4)                           %       2.47        1.88       2.04     2.37    5.99     3.29     3.59
 Portfolio turnover                                       %        145         129         28      138     160      167      145

----------
(1) Effective May 24, 1999, Pilgrim Investments, Inc., became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

                NOTES TO FINANCIAL STATEMENTS as of May 31, 2001
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

Organization. The Pilgrim Funds are comprised of Pilgrim Mutual Funds ("PMF"), Pilgrim Investment Funds, Inc. ("PIF"), Pilgrim Mayflower Trust ("PMT"), Pilgrim Growth Opportunities Fund, Pilgrim SmallCap Opportunities Fund and Pilgrim Equity Trust ("PET"), which are each open-end investment management companies registered under the Investment Company Act of 1940, as amended.

PMF is a Delaware business trust organized in 1992 with twelve separate series (Portfolios). Five of the Portfolios in this report are: Pilgrim LargeCap Growth Fund ("LargeCap Growth"), Pilgrim MidCap Growth Fund ("MidCap Growth"), Pilgrim SmallCap Growth Fund ("SmallCap Growth"), Pilgrim Balanced Fund ("Balanced") and Pilgrim Convertible Fund ("Convertible"). PIF is a Maryland Corporation organized in 1969 with two separate series (Portfolios). One of the Portfolios in this report is: Pilgrim MagnaCap Fund ("MagnaCap"). PMT is a Massachusetts business trust organized in 1992 with three separate series (Portfolios). Two of the Portfolios in this report are: Pilgrim Growth + Value Fund ("Growth + Value") and Pilgrim Research Enhanced Index Fund ("Research Enhanced Index"). Pilgrim Growth Opportunities Fund ("Growth Opportunities") is a Massachusetts business trust organized in 1986. Pilgrim SmallCap Opportunities Fund ("SmallCap Opportunities") is a Massachusetts business trust organized in 1986. PET is a Massachusetts business trust organized in 1998 with one series: Pilgrim MidCap Opportunities Fund ("MidCap Opportunities"). The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers at least four of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class Q and Class T. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

On September 1, 2000, ING Groep N.V. (NYSE:ING) acquired ReliaStar Financial Corp., the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, Pilgrim Securities, Inc., Distributor to the Funds and Pilgrim Group, Inc., Administrator to the Funds. In conjunction with the acquistions the Adviser, Distributor and Administrator changed their names to ING Pilgrim Investments, Inc., ING Pilgrim Securities, Inc. and ING Pilgrim Group, Inc., respectively, effective September 8, 2000. Effective February 26, 2001, ING Pilgrim Investments, Inc. was merged into the newly formed ING Pilgrim Investments, LLC. Effective February 27, 2001, ING Pilgrim Group, Inc. was merged into the newly formed ING Pilgrim Group, LLC ("IPG").

Reorganizations. Before a shareholder approved reorganization effective July 24, 1998, the funds comprising PMF invested all of their assets in corresponding portfolios of Nicholas-Applegate Investment Trust, an arrangement known as a "master/feeder" structure. Upon the reorganization, the Institutional Portfolio series of the Trust were renamed Funds and were authorized to issue multiple classes of shares, and their outstanding shares were classified as Class I shares. At the same time, the A, B, C and Advisory Portfolios of the Trust transferred their assets to the corresponding Funds, and their shareholders received Class A, B, C and Q shares of the Funds on a tax-free basis. Effective May

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

7, 1999 and concurrent with the change in investment adviser, from Nicholas Applegate Capital Management to Pilgrim Investments, Inc. the Institutional Classes of PMF were transferred in a tax free reorganization to new funds being managed by Nicholas-Applegate Capital Management.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which uses prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

          (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

          (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies,

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

     currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. Foreign Currency Transactions and Futures Contracts. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no open futures contracts at May 31, 2001.

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

E. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-date. Each Fund pays dividends, if any, as follows:

     Annually                        Semi-Annually            Quarterly
     --------                        -------------            ---------
     Research Enhanced Index         MagnaCap                 Balanced
     Growth Opportunities                                     Convertible
     LargeCap Growth
     Midcap Opportunities
     MidCap Growth
     Growth + Value
     SmallCap Opportunities
     SmallCap Growth

     Each Fund distributes capital gains, to the extent available, annually.

     The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes, are reported as distributions in excess of net investment income and/or net realized capital gains. To the extent they exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital. Accordingly, the following amounts have been increased (decreased) through reclassification as of May 31, 2001:

                                                                 Accumulated
                                              Undistributed     net realized
                                 Paid in      net investment     gain (loss)
                                 Capital          income       on investments
                               ------------     ----------     --------------
     MagnaCap                  $    808,218     $  221,319      $(1,029,537)
     Research Enhanced Index       (745,522)       745,522               --
     Growth Opportunities        (4,045,481)     4,047,103           (1,622)
     LargeCap Growth             (1,511,623)     7,121,127       (5,609,504)
     MidCap Opportunites          1,076,867        879,029       (1,955,896)
     MidCap Growth               (5,522,877)     5,522,878               (1)
     Growth + Value             (11,697,851)     8,973,823        2,724,028
     SmallCap Opportunities       3,087,438      3,643,091       (6,730,529)
     SmallCap Growth             (6,648,603)     6,732,735          (84,132)

F. Federal Income Taxes. It is the policy of the Funds, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board of Directors intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

     Capital loss carryforwards were the following at May 31, 2001:

                                                    Expiration
                                    Amount            Dates
                                 ------------      ------------
     Research Enhanced Index     $  8,618,344      2008 to 2009
     Growth Opportunities         254,659,070          2009
     LargeCap Growth              174,106,032      2009 to 2010
     MidCap Opportunites           31,574,828      2008 to 2009
     Growth + Value               308,761,269          2009
     SmallCap Opportunities        58,556,297          2009

     The capital loss carryforwards of LargeCap Growth, MidCap Opportunities and SmallCap Opportunities include capital losses acquired from mergers as discussed in Note 1. The yearly utilization of the acquired capital losses is limited by the Internal Revenue Code.

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

G. Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

H. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. Securities Lending. Each Fund had the option to temporarily loan 331|M/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash, letters of credit or U.S. Government securities.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the periods ended May 31, 2001, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                               Purchases            Sales
                            --------------      --------------
MagnaCap                    $  364,214,288      $  416,407,851
Research Enhanced Index         52,908,607          77,514,019
Growth Opportunities         1,293,187,893       1,388,065,423
LargeCap Growth              2,013,928,467       1,973,473,389
MidCap Opportunites            262,855,686         244,106,177
MidCap Growth                1,171,208,199       1,181,644,050
Growth + Value                 776,389,472         709,796,045
SmallCap Opportunities         529,809,902         487,837,445
SmallCap Growth                662,733,101         674,442,329
Balanced                        96,596,366         105,787,945
Convertible                    614,524,610         621,840,215

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an Investment Management Agreement with ING Pilgrim Investments, LLC. ("the Manager"), a wholly-owned subsidiary of ING Groep N.V. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For MagnaCap -- 1.00% for the first $30 million, 0.75% of the next $220 million, 0.625% of the next $250 million and 0.50% in excess of $500 million; for Researched Enhanced Index -- 0.70%; for Growth Opportunities -- 0.95%; for LargeCap Growth, MidCap Growth, Balanced and Convertible -- 0.75% for the first $500 million, 0.675% of the next $500 million and 0.65% in excess of $1.0 billion; for MidCap Opportunities, Growth + Value, SmallCap Opportunities and SmallCap Growth -- 1.00%.

J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), a registered investment advisor, serves as subadvisor to the Research Enhanced Index Fund pursuant to a Subadvisory Agreement, dated December 31, 1998, between Adviser and J.P. Morgan. For its services, J.P. Morgan receives from the Adviser, a fee equal to 0.20% of the average daily net assets of the Fund.

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

Navellier Fund Management, Inc. ("Navellier"), a registered investment advisor, serves as subadvisor to the Growth + Value Fund pursuant to a Subadvisory Agreement, dated July 31, 1996 and amended and restated on July 1, 1998, between Adviser and Navellier. For its services, Navellier receives from the Adviser, a fee equal to 0.50% of the average daily net assets of the Fund.

IPG (the "Administrator"), serves as administrator to each Fund. The Funds compensate the Administrator with a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Pilgrim Securities, Inc. (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following rates:

                          Class A   Class B   Class C   Class I   Class M   Class Q   Class T
                          -------   -------   -------   -------   -------   -------   -------
MagnaCap                    0.30%    1.00%     1.00%      N/A       0.75%     0.25%     N/A
Research Enhanced Index     0.30     1.00      1.00       N/A        N/A      0.25      N/A
Growth Opportunities        0.30     1.00      1.00       N/A        N/A      0.25     0.95
LargeCap Growth             0.35     1.00      1.00       N/A        N/A      0.25      N/A
MidCap Opportunities        0.30     1.00      1.00       N/A        N/A      0.25      N/A

                          Class A   Class B   Class C   Class I   Class M   Class Q   Class T
                          -------   -------   -------   -------   -------   -------   -------
MidCap Growth               0.35     1.00      1.00       N/A        N/A      0.25      N/A
Growth + Value              0.30     1.00      1.00       N/A        N/A      0.25      N/A
SmallCap Opportunities      0.30     1.00      1.00       N/A        N/A      0.25     0.95
SmallCap Growth             0.35     1.00      1.00       N/A        N/A      0.25      N/A
Balanced                    0.35     1.00      1.00       N/A        N/A      0.25     0.75
Convertible                 0.35     1.00      1.00       N/A        N/A      0.25      N/A

For the periods ended May 31, 2001, the Distributor has retained $615,442 as sales charges from the proceeds of Class A Shares sold, $322,957 from the proceeds of Class C Shares redeemed, and $1,031 from the proceeds of Class M Shares sold.

Each of the Funds has entered into a Service Agreement whereby IPG will act as Shareholder Service Agent for each Fund. The agreement provides that IPG will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services. Fees accrued during the periods ended May 31, 2001 are shown in the accompanying Statements of Operations.

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At May 31, 2001, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4, 5 and 8):

                                                            Accrued
                             Accrued                      Shareholder
                            Investment       Accrued      Services and   Recoupment
                            Management   Administrative   Distribution   of Waived
                               Fees           Fees            Fees          Fees        Total
                              -------        ------          -------       ------     ---------
MagnaCap                      263,600            --          221,392        4,784       489,776
Researched Enhanced Index     110,414        15,773          128,000           --       254,187
Growth Opportunities          449,505        47,316          297,328           --       794,149
LargeCap Growth               346,567            --          406,413           --       752,980
MidCap Opportunities          111,447        11,145           59,610           --       182,202
MidCap Growth                 233,846            --          266,788       18,652       519,286
Growth + Value                577,691        57,769          480,274           --     1,115,734
SmallCap Opportunities        401,528        40,153          302,974           --       744,655
SmallCap Growth               316,106            --          318,574       64,605       699,285
Balanced                       82,027        17,888           55,839           --       155,754
Convertible                   242,092            --          269,479        2,320       513,891

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

NOTE 7 -- TRANSFER AGENT FEES

Expenses associated with transfer agent services are allocated to each class of shares of the Funds based on actual charges incurred.

For the periods ended May 31, 2001, transfer agent fees and expenses were:

                          Class A    Class B    Class C    Class I    Class M    Class Q    Class T      Total
                          -------    -------    -------    -------    -------    -------    -------    ----------
MagnaCap                 $400,422    $123,295   $  7,909   $    --    $18,745    $   293    $    --    $  550,664
Research Enhanced Index    10,304      53,015     49,086       297         --          4         --       112,706
Growth Opportunities       85,137      88,087     50,775        33         --        360     17,237       241,629
LargeCap Growth           334,766     534,133    263,594        --         --      3,779         --     1,136,272
MidCap Opportunities       21,920      24,185     16,627       228         --         11         --        62,971
MidCap Growth             218,070     177,933    352,403        --         --      3,673         --       752,079
Growth + Value             99,753     199,243    110,947        --         --        254         --       410,197
SmallCap Opportunities     74,253      99,753     38,510        --         --        297      8,319       221,132
SmallCap Growth           263,650     161,322    355,060        --         --      7,197         --       787,229
Balanced                  104,362      64,427     40,251        --         --        662     15,710       225,412
Convertible               198,881     226,553    231,764        --         --      5,820         --       663,018

NOTE 8 -- EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                       Class A   Class B   Class C   Class M   Class Q   Class T
                       -------   -------   -------   -------   -------   -------
LargeCap Growth          1.60%     2.25%     2.25%     N/A       1.25%      N/A
MidCap Growth            1.60      2.25      2.25      N/A       1.25       N/A
SmallCap Growth          1.95      2.60      2.60      N/A       1.50       N/A
Balanced                 1.60      2.25      2.25      N/A       1.25      1.75
Convertible              1.60      2.25      2.25      N/A       1.25       N/A

Each Fund will at a later date reimburse the Investment Manager for management during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund.

NOTE 9 -- LINE OF CREDIT

The Funds, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the periods ended May 31, 2001, the Funds did not have any loans outstanding under the line of credit.

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                             Class A Shares                                     Class B Shares
                             -----------------------------------------------    -----------------------------------------------
                                Eleven                                             Eleven
                                Months            Year             Year            Months            Year             Year
                                 Ended            Ended           Ended             Ended            Ended            Ended
                                May 31,         June 30,         June 30,          May 31,         June 30,         June 30,
                                 2001             2000             1999             2001             2000             1999
                             -------------    -------------    -------------    -------------    -------------    -------------
Pilgrim MagnaCap
 (Number of Shares)
Shares sold                        911,087        8,302,663       13,502,711        1.079,075        1,126,639        2,873,334
Shares issued in merger          1,823,060               --               --        2,675,379               --               --
Shares issued as
 reinvestment of
 dividends                       2,065,847        2,042,086        1,828,625          547,903          670,172          516,048
Shares redeemed                 (3,467,219)     (11,985,501)     (14,934,578)      (1,401,394)      (2,847,837)      (1,307,942)
                             -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)
 in shares outstanding           1,332,775       (1,640,752)         396,758        2,900,963       (1,051,026)       2,081,440
                             =============    =============    =============    =============    =============    =============
Pilgrim MagnaCap ($)
Shares sold                  $  13,700,644    $ 134,588,976    $ 222,180,950    $  14,758,082    $  18,234,831    $  46,072,779
Shares issued in merger         24,128,851               --               --       33,904,811               --               --
Shares issued as
 reinvestment of
 dividends                      29,583,918       33,390,241       28,388,968        7,628,566       10,716,050        7,888,183
Shares redeemed                (51,340,796)    (193,866,999)    (246,413,983)     (20,174,618)     (44,525,122)     (20,667,305)
                             -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)      $  16,072,617    $ (25,887,782)   $   4,155,935    $  36,116,841    $ (15,574,241)   $  33,293,657
                             =============    =============    =============    =============    =============    =============

                                              Class C Shares
                             -----------------------------------------------
                                 Eleven
                                 Months            Year           Period
                                 Ended            Ended            Ended
                                June 30,         June 30,         June 30,
                                  2001             2000           1999(1)
                             -------------    -------------    -------------
Pilgrim MagnaCap
 (Number of Shares)
Shares sold                        452,160          355,043           34,608
Shares issued in merger            320,750               --               --
Shares issued as
 reinvestment of
 dividends                          29,252           13,431               --
Shares redeemed                   (210,840)        (166,071)              --
                             -------------    -------------    -------------
Net increase (decrease)
 in shares outstanding             591,322          202,403           34,608
                             =============    =============    =============
Pilgrim MagnaCap ($)
Shares sold                  $   6,214,939    $   5,649,398    $     588,611
Shares issued in merger          4,079,042               --               --
Shares issued as
 reinvestment of
 dividends                         407,569          214,760               --
Shares redeemed                 (2,826,362)      (2,597,664)              --
                             -------------    -------------    -------------
Net increase (decrease)      $   7,875,188    $   3,266,494    $     588,611
                             =============    =============    =============

                                             Class M Shares                            Class Q Shares
                             -----------------------------------------------    ------------------------------
                                 Eleven                                            Eleven
                                 Months            Year             Year           Months           Period
                                 Ended            Ended            Ended            Ended            Ended
                                May 31,          June 30,         June 30,         May 31,          June 30,
                                  2001             2000             1999            2001            2000(2)
                             -------------    -------------    -------------    -------------    -------------
Pilgrim MagnaCap
 (Number of Shares)
Shares sold                         30,058           71,735          210,689          113,698          627,893
Shares issued in merger            531,039               --               --           52,762               --
Shares issued as reinvest-
 ment of dividends                  96,050           94,820           95,725           92,505               --
Shares redeemed                   (186,663)        (265,773)        (238,673)         (60,151)          (1,149)
                             -------------    -------------    -------------    -------------    -------------
Net increase (decrease)
 in shares outstanding             470,484          (99,218)          67,741          198,814          626,744
                             =============    =============    =============    =============    =============
Pilgrim MagnaCap ($)
Shares sold                   $    429,381    $   1,164,803    $   3,356,295    $   1,752,239    $  10,206,194
Shares issued in merger          6,853,720               --               --          666,215               --
Shares issued as
 reinvestment of dividends       1,358,565        1,532,001        1,471,188        1,323,685               --
Shares redeemed                 (2,763,847)      (4,228,665)      (3,784,141)        (935,105)         (18,412)
                             -------------    -------------    -------------    -------------    -------------
Net increase (decrease)       $  5,877,819    $  (1,531,861)   $   1,043,342    $   2,807,034    $  10,187,782
                             =============    =============    =============    =============    =============

----------
(1)  Commenced offering of shares on June 1, 1999.
(2)  Commenced offering of shares on November 22, 1999.

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                                Class A Shares                                     Class B Shares
                                -----------------------------------------------    -----------------------------------------------
                                    Seven                                             Seven
                                    Months           Year             Year            Months            Year             Year
                                    Ended           Ended            Ended            Ended            Ended            Ended
                                   May 31,        October 31,      October 31,        May 31,        October 31,      October 31,
                                     2001            2000             1999             2001             2000             1999
                                -------------    -------------    -------------    -------------    -------------    -------------
Pilgrim Research Enhanced
 Index (Number of Shares)
Shares sold                           370,903          905,210        2,723,102          687,827        2,050,650        9,270,282
Shares issued as reinvestment
 of dividends                              --           14,197               --               --           52,910               --
Shares redeemed                    (1,189,056)      (1,242,238)        (290,337)      (1,293,360)      (2,542,262)        (317,349)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares
 outstanding                         (818,153)        (322,831)       2,432,765         (605,533)        (438,702)       8,952,933
                                =============    =============    =============    =============    =============    =============
Pilgrim Research
 Enhanced Index ($)
Shares sold                     $   3,773,518    $  10,303,882    $  29,720,302    $   7,017,926    $  23,253,462    $ 100,006,579
Shares issued as
 reinvestment of dividends                 --          165,396               --               --          612,733               --
Shares redeemed                   (12,089,290)     (14,134,442)      (3,146,624)     (12,699,740)     (28,592,017)      (3,429,082)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)         $  (8,315,772)   $  (3,665,164)   $  26,573,678    $  (5,681,814)   $  (4,725,822)   $  96,577,497
                                =============    =============    =============    =============    =============    =============

                                                Class C Shares
                                -----------------------------------------------
                                   Seven
                                   Months            Year              Year
                                   Ended            Ended             Ended
                                   May 31,        October 31,       October 31,
                                    2001             2000              1999
                                -------------    -------------    -------------
Pilgrim Research Enhanced
 Index (Number of Shares)
Shares sold                         1,081,677        3,232,804        7,106,428
Shares issued as reinvestment
 of dividends                              --           64,089               --
Shares redeemed                    (2,260,540)      (2,138,973)        (258,766)
                                -------------    -------------    -------------
Net increase (decrease) in
 shares
 outstanding                       (1,178,863)       1,157,920        6,847,662
                                =============    =============    =============
Pilgrim Research
 Enhanced Index ($)
Shares sold                     $  11,050,075    $  36,538,030    $  76,733,954
Shares issued as
 reinvestment of dividends                 --          751,195               --
Shares redeemed                   (22,266,858)     (23,939,384)      (2,807,689)
                                -------------    -------------    -------------
Net increase (decrease)         $ (11,216,783)   $  13,349,841    $  73,926,265
                                =============    =============    =============

                                                Class I Shares                             Class Q Shares
                                -----------------------------------------------    ------------------------------
                                    Seven                                             Seven
                                    Months           Year             Year            Months            Year
                                    Ended           Ended            Ended            Ended            Ended
                                    May 31,       October 31,      October 31,        May 31,        October 31,
                                     2001            2000             1999             2001             2000
                                -------------    -------------    -------------    -------------    -------------
Pilgrim Research
 Enhanced Index
 (Number of Shares)
Shares sold                                --               --        2,500,010           30,835           33,521
Shares issued as
 reinvestment of dividends                 --           31,779               --               --               --
Shares redeemed                            --               --               --           (8,978)          (9,077)
                                -------------    -------------    -------------    -------------    -------------
Net increase in shares
 outstanding                               --           31,779        2,500,010           21,857           24,444
                                =============    =============    =============    =============    =============
Pilgrim Research
 Enhanced Index ($)
Shares sold                     $          --    $          --    $  25,000,100    $     303,187    $     379,475
Shares issued as
 reinvestment of dividends                 --          371,501               --               --               --
Shares redeemed                            --               --               --          (91,176)        (100,500)
                                -------------    -------------    -------------    -------------    -------------
Net increase                    $          --    $     371,501    $  25,000,100    $     212,011    $     278,975
                                =============    =============    =============    =============    =============

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                                       Class A Shares                               Class B Shares
                                        -------------------------------------------   -------------------------------------------
                                         Five Months       Year            Year       Five Months        Year            Year
                                            Ended         Ended            Ended         Ended          Ended           Ended
                                           May 31,     December 31,    December 31,     May 31,      December 31,    December 31,
                                            2001           2000            1999           2001           2000            1999
                                        ------------   -------------   ------------   ------------   -------------   ------------
Pilgrim Growth Opportunitites
 (Number of Shares)
Shares sold                                2,281,701       9,073,117      1,872,541        953,281       7,518,752      2,027,675
Shares issued as reinvestment of divi-
 dends                                            --         340,940        666,579             --         313,178        419,874
Shares redeemed                           (1,877,278)     (4,350,033)      (613,071)    (1,044,539)     (1,307,372)      (269,785)
                                        ------------   -------------   ------------   ------------   -------------   ------------
Net increase (decrease) in shares
 outstanding                                 404,423       5,064,024      1,926,049        (91,258)      6,524,558      2,177,764
                                        ============   =============   ============   ============   =============   ============
Pilgrim Growth Opportunitites ($)
Shares sold                             $ 48,811,178   $ 302,644,101   $ 58,142,156   $ 19,318,917   $ 239,059,218   $ 60,130,033
Shares issued as reinvestment of divi-
 dends                                            --       9,343,843     17,817,292             --       8,129,351     10,812,398
Shares redeemed                          (37,623,802)   (138,551,847)   (19,006,293)   (19,637,536)    (38,068,877)    (8,084,430)
                                        ------------   -------------   ------------   ------------   -------------   ------------
Net increase (decrease)                 $ 11,187,376   $ 173,436,097   $ 56,953,155   $   (318,619)  $ 209,119,692   $ 62,858,001
                                        ============   =============   ============   ============   =============   ============

                                                       Class C Shares
                                        -------------------------------------------
                                        Five Months        Year            Year
                                           Ended          Ended            Ended
                                          May 31,      December 31,    December 31,
                                            2001           2000            1999
                                        ------------   -------------   ------------
Pilgrim Growth Opportunitites
 (Number of Shares)
Shares sold                                  775,265       5,330,125        608,874
Shares issued as reinvestment of divi-
 dends                                            --         167,384         57,478
Shares redeemed                             (869,143)       (756,091)       (68,548)
                                        ------------   -------------   ------------
Net increase (decrease) in shares
 outstanding                                 (93,878)      4,741,418        597,804
                                        ============   =============   ============
Pilgrim Growth Opportunitites ($)
Shares sold                             $ 15,469,116   $ 169,365,141   $ 18,046,757
Shares issued as reinvestment of divi-
 dends                                            --       4,361,451      1,505,195
Shares redeemed                          (16,496,360)    (21,462,799)    (2,043,259)
                                        ------------   -------------   ------------
Net increase (decrease)                 $ (1,027,244)  $ 152,263,793   $ 17,508,693
                                        ============   =============   ============

                                                        Class T Shares                                Class I Shares
                                         --------------------------------------------   -------------------------------------------
                                          Five Months        Year            Year       Five Months         Year            Year
                                             Ended           Ended           Ended         Ended            Ended           Ended
                                            May 31,      December 31,    December 31,     May 31,       December 31,    December 31,
                                              2001           2000            1999          2001            2000            1999
                                         ------------    ------------    ------------   -----------    ------------    ------------
Pilgrim Growth Opportunitites
 (Number of Shares)
Shares sold                                     3,661          37,238          67,360            --             258           1,435
Shares issued as reinvestment of divi-
 dends                                             --         103,870         887,743            --         208,890       1,554,695
Shares redeemed                              (310,534)       (785,108)       (364,750)         (442)           (154)       (786,186)
                                         ------------    ------------    ------------   -----------    ------------    ------------
Net increase (decrease) in shares
 outstanding                                 (306,873)       (644,000)        590,353          (442)        208,994         769,944
                                         ============    ============    ============   ===========    ============    ============
Pilgrim Growth Opportunitites ($)
Shares sold                              $     96,693    $  1,235,846    $  2,034,349   $        --    $     12,307    $     45,831
Shares issued as reinvestment of divi-
 dends                                             --       2,718,440      22,790,921            --       5,853,263      41,788,702
Shares redeemed                            (6,071,229)    (24,995,887)    (10,823,333)       (8,973)         (5,261)    (25,000,672)
                                         ------------    ------------    ------------   -----------    ------------    ------------
Net increase (decrease)                  $ (5,974,536)   $(21,041,601)   $ 14,001,937   $    (8,973)   $  5,860,309    $ 16,833,861
                                         ============    ============    ============   ===========    ============    ============

                                               Class Q Shares
                                         ----------------------------
                                          Five Months      Period
                                             Ended          Ended
                                            May 31,      December 31,
                                             2001           2000(1)
                                         ------------    ------------
Pilgrim Growth Opportunitites
 (Number of Shares)
Shares sold                                    66,494         452,836
Shares issued as reinvestment of divi-
 dends                                             --          20,223
Shares redeemed                               (44,793)        (69,879)
                                         ------------    ------------
Net increase (decrease) in shares
 outstanding                                   21,701         403,180
                                         ============    ============
Pilgrim Growth Opportunitites ($)
Shares sold                              $  1,352,433    $ 14,307,198
Shares issued as reinvestment of divi-
 dends                                             --         554,300
Shares redeemed                              (915,191)     (2,143,870)
                                         ------------    ------------
Net increase (decrease)                  $    437,242    $ 12,717,628
                                         ============    ============

----------
(1)  Commenced offering of shares on June 1, 2000.

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------


                                                    Class A Shares                                 Class B Shares
                                    --------------------------------------------   --------------------------------------------
                                    Eleven Months        Year       Three Months   Eleven Months       Year        Three Months
                                        Ended           Ended           Ended          Ended          Ended            Ended
                                       May 31,         June 30,       June 30,        May 31,        June 30,        June 30,
                                         2001            2000           1999           2001            2000            1999
                                    -------------   -------------   ------------   -------------   -------------   ------------
Pilgrim LargeCap Growth
 (Number of Shares)
Shares sold                             3,579,855       4,427,459        601,704       2,915,079       6,775,370      1,006,149
Shares issued in merger                 2,888,990              --             --         652,330              --             --
Shares issued as reinvestment of
 dividends                                 47,176          21,754             --          61,221          38,999             --
Shares redeemed                        (4,203,463)     (1,201,487)       (28,795)     (2,085,769)       (796,940)       (63,827)
                                    -------------   -------------   ------------   -------------   -------------   ------------
Net increase in shares outstanding      2,312,558       3,247,726        572,909       1,542,861       6,017,429        942,322
                                    =============   =============   ============   =============   =============   ============
Pilgrim LargeCap Growth ($)
Shares sold                         $ 121,958,781   $ 159,716,404   $ 16,107,475   $ 102,214,098   $ 236,388,229   $ 27,013,724
Shares issued in merger                77,301,925              --             --      17,296,035              --             --
Shares issued as reinvestment of
 dividends                              1,672,391         708,311             --       2,155,612       1,276,968             --
Shares redeemed                      (122,216,465)    (45,373,374)      (769,089)    (64,408,711)    (30,088,529)    (1,716,619)
                                    -------------   -------------   ------------   -------------   -------------   ------------
Net increase                        $  78,716,632   $ 115,051,341   $ 15,338,386   $  57,257,034   $ 207,576,668   $ 25,297,105
                                    =============   =============   ============   =============   =============   ============

                                                   Class C Shares                                  Class Q Shares
                                    --------------------------------------------    -----------------------------------------
                                    Eleven Months       Year         Three Months   Eleven Months       Year      Three Months
                                        Ended          Ended            Ended           Ended           Ended         Ended
                                       May 31,        June 30,         June 30,        May 31,        June 30,       June 30,
                                        2001            2000             1999            2001           2000           1999
                                    ------------    -------------    -----------    ------------    ------------    ---------
Pilgrim LargeCap Growth
 (Number of Shares)
Shares sold                            1,965,952        3,308,222        322,341         381,911         424,166       27,961
Shares issued in merger                  594,903               --             --           2,399              --           --
Shares issued as reinvestment of
 dividends                                28,660           13,490             --           6,871           2,730           --
Shares redeemed                       (1,284,529)        (388,728)       (10,496)       (454,258)        (71,210)      (9,901)
                                    ------------    -------------    -----------    ------------    ------------    ---------
Net increase (decrease) in shares
 outstanding                           1,304,986        2,932,984        311,845         (63,077)        355,686       18,060
                                    ============    =============    ===========    ============    ============    =========
Pilgrim LargeCap Growth ($)
Shares sold                         $ 69,760,356    $ 120,907,907    $ 8,625,780    $ 11,187,731    $ 15,522,480    $ 753,086
Shares issued in merger               15,730,119               --             --          65,081              --           --
Shares issued as reinvestment of
 dividends                             1,004,118          443,449             --         247,005          93,151           --
Shares redeemed                      (39,024,155)     (15,356,494)      (279,527)    (13,078,822)     (2,818,083)    (263,465)
                                    ------------    -------------    -----------    ------------    ------------    ---------
Net increase (decrease)             $ 47,470,438    $ 105,994,862    $ 8,346,253    $ (1,579,005)   $ 12,797,548    $ 489,621
                                    ============    =============    ===========    ============    ============    =========

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                                   Class A Shares                                  Class B Shares
                                    --------------------------------------------    --------------------------------------------
                                    Five Months         Year            Year        Five Months         Year            Year
                                       Ended            Ended          Ended           Ended            Ended          Ended
                                      May 31,       December 31,    December 31,      May 31,       December 31,    December 31,
                                       2001             2000            1999            2001            2000            1999
                                    ------------    ------------    ------------    ------------    ------------    ------------
Pilgrim MidCap Opportunities
 (Number of Shares)
Shares sold                              271,311       1,539,052         283,890         188,773       1,564,330         374,335
Shares issued in merger                1,712,771              --              --         190,728              --              --
Shares issued as reinvestment of
 dividends                                    --          91,879          24,465              --         104,104          14,896
Shares redeemed                       (1,666,345)       (579,993)        (59,847)       (281,653)       (167,531)         (9,457)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                             317,737       1,050,938         248,508          97,848       1,500,903         379,774
                                    ============    ============    ============    ============    ============    ============
Pilgrim MidCap Opportunities ($)
Shares sold                         $  4,156,261    $ 35,460,776    $  4,973,246    $  2,917,853    $ 35,935,995    $  6,815,739
Shares issued in merger               26,643,510              --              --       2,913,949              --              --
Shares issued as reinvestment of
 dividends                                    --       1,828,926         383,131              --       2,039,665         234,378
Shares redeemed                      (23,089,620)    (12,947,201)     (1,090,275)     (4,168,040)     (3,675,916)       (158,643)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)             $  7,710,151    $ 24,342,501    $  4,266,102    $  1,663,762    $ 34,299,744    $  6,891,474
                                    ============    ============    ============    ============    ============    ============

                                                   Class C Shares
                                    --------------------------------------------
                                    Five Months         Year            Year
                                       Ended            Ended          Ended
                                      May 31,       December 31,    December 31,
                                        2001            2000            1999
                                    ------------    ------------    ------------
Pilgrim MidCap Opportunities
 (Number of Shares)
Shares sold                               96,579       1,317,500         222,578
Shares issued in merger                   84,547              --              --
Shares issued as reinvestment of
 dividends                                    --          73,211           8,538
Shares redeemed                         (239,763)       (221,802)        (20,948)
                                    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                             (58,637)      1,168,909         210,168
                                    ============    ============    ============
Pilgrim MidCap Opportunities ($)
Shares sold                         $  1,510,855    $ 30,373,920    $  4,045,982
Shares issued in merger                1,286,435              --              --
Shares issued as reinvestment of
 dividends                                    --       1,427,606         134,709
Shares redeemed                       (3,570,512)     (4,645,276)       (391,819)
                                    ------------    ------------    ------------
Net increase (decrease)             $   (773,222)   $ 27,156,250    $  3,788,872
                                    ============    ============    ============

                                                   Class I Shares                         Class Q Shares
                                    --------------------------------------------    ----------------------------
                                    Five Months         Year            Year        Five Months        Period
                                       Ended            Ended           Ended          Ended           Ended
                                      May 31,       December 31,    December 31,      May 31,       December 31,
                                        2001            2000            1999           2001           2000(1)
                                    ------------    ------------    ------------    ------------    ------------
Pilgrim MidCap Opportunities
 (Number of Shares)
Shares sold                                   --              --               2          80,120         204,027
Shares issued in merger                       --              --              --              --              --
Shares issued as reinvestment of
 dividends                                    --         346,770         609,885              --          15,211
Shares redeemed                               --              --              --         (40,530)        (48,927)
                                    ------------    ------------    ------------    ------------    ------------
Net increase in shares outstanding            --         346,770         609,887          39,590         170,311
                                    ============    ============    ============    ============    ============
Pilgrim MidCap Opportunities ($)
Shares sold                         $       (663)   $         --    $         30    $  1,217,717    $  4,633,519
Shares issued in merger                       --              --              --              --              --
Shares issued as reinvestment of
 dividends                                    --       6,945,794       9,446,529              --         302,995
Shares redeemed                               --              --              --        (631,571)     (1,033,465)
                                    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)             $       (663)   $  6,945,794    $  9,446,559    $    586,146    $  3,903,049
                                    ============    ============    ============    ============    ============

----------
(1)  Commenced offering of shares on March 1, 2000.

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                                     Class A Shares                                 Class B Shares
                                    ---------------------------------------------    -------------------------------------------
                                    Eleven Months         Year        Three Months   Eleven Months       Year        Three Months
                                        Ended            Ended           Ended           Ended           Ended          Ended
                                       May 31,          June 30,        June 30,        May 31,        June 30,        June 30,
                                         2001             2000            1999           2001            2000            1999
                                    -------------    -------------    -----------    ------------    ------------    -----------
Pilgrim MidCap Growth
 (Number of Shares)
Shares sold                             5,124,587        9,111,415        170,704       1,646,795       1,509,894        124,529
Shares issued as reinvestment of
 dividends                                730,615          974,160             --         562,821         643,222             --
Shares redeemed                        (4,973,887)      (7,669,485)      (440,581)       (976,225)       (591,401)      (113,758)
                                    -------------    -------------    -----------    ------------    ------------    -----------
Net increase (decrease) in shares
 outstanding                              881,315        2,416,090       (269,877)      1,233,391       1,561,715         10,771
                                    =============    =============    ===========    ============    ============    ===========
Pilgrim MidCap Growth ($)
Shares sold                         $ 115,738,212    $ 250,678,628    $ 3,480,826    $ 42,712,613    $ 49,598,444    $ 3,003,625
Shares issued as reinvestment of
 dividends                             15,357,672       19,950,802             --      13,845,392      15,501,828             --
Shares redeemed                      (110,007,054)    (210,070,998)    (9,018,100)    (22,240,353)    (18,149,395)    (2,758,710)
                                    -------------    -------------    -----------    ------------    ------------    -----------
Net increase (decrease)             $  21,088,830    $  60,558,432    $(5,537,274)   $ 34,317,652    $ 46,950,877    $   244,915
                                    =============    =============    ===========    ============    ============    ===========

                                                     Class C Shares                                 Class Q Shares
                                    ---------------------------------------------    -------------------------------------------
                                     Eleven Months       Year         Three Months   Eleven Months       Year        Three Months
                                         Ended           Ended           Ended           Ended           Ended          Ended
                                        May 31,        June 30,         June 30,        May 31,        June 30,        June 30,
                                         2001            2000             1999            2001           2000            1999
                                    -------------    -------------    -----------    ------------    ------------    -----------
Pilgrim MidCap Growth
 (Number of Shares)
Shares sold                             2,717,077        1,413,615        127,317         350,209         428,283        201,861
Shares issued as reinvestment of
 dividends                                612,243        2,159,370             --         135,012         102,573             --
Shares redeemed                        (1,799,928)      (1,287,410)      (465,369)       (197,877)       (695,575)       (52,773)
                                    -------------    -------------    -----------    ------------    ------------    -----------
Net increase (decrease) in shares
 outstanding                            1,529,392        2,285,575       (338,052)        287,344        (164,719)       149,088
                                    =============    =============    ===========    ============    ============    ===========
Pilgrim MidCap Growth ($)
Shares sold                         $  54,386,322    $  37,423,320    $ 2,416,875    $  9,687,890    $ 16,105,660    $ 5,261,515
Shares issued as reinvestment of
 dividends                             11,822,410       40,876,879             --       3,596,714       2,657,668             --
Shares redeemed                       (32,537,509)     (31,578,669)    (8,876,675)     (5,327,033)    (21,963,880)    (1,337,840)
                                    -------------    -------------    -----------    ------------    ------------    -----------
Net increase (decrease)             $  33,671,223    $  46,721,530    $(6,459,800)   $  7,957,571    $ (3,200,552)   $ 3,923,675
                                    =============    =============    ===========    ============    ============    ===========

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------


                                                    Class A Shares                                   Class B Shares
                                     ---------------------------------------------    ---------------------------------------------
                                     Seven Months         Year            Year        Seven Months        Year             Year
                                        Ended            Ended           Ended            Ended          Ended            Ended
                                       May 31,        October 31,     October 31,        May 31,      October 31,      October 31,
                                         2001             2000            1999            2001            2000             1999
                                     -------------   -------------   -------------    ------------    -------------    ------------
Pilgrim Growth + Value
 (Number of Shares)
Shares sold                              6,753,538      11,866,737       8,330,313       5,608,121       11,175,519       3,968,213
Shares issued as reinvestment of
 dividends                                 891,094         380,695              --       1,515,476          806,730              --
Shares redeemed                         (6,441,138)     (6,015,701)     (7,420,035)     (3,701,720)      (2,742,651)     (2,518,709)
                                     -------------   -------------   -------------    ------------    -------------    ------------
Net increase in shares outstanding       1,203,494       6,231,731         910,278       3,421,877        9,239,598       1,449,504
                                     =============   =============   =============    ============    =============    ============
Pilgrim Growth + Value ($)
Shares sold                          $ 111,564,124   $ 303,851,859   $ 119,944,285    $ 93,178,069    $ 278,695,932    $ 62,085,069
Shares issued as reinvestment of
dividends                               17,584,472       8,366,591              --      28,929,059       17,285,755              --
Shares redeemed                       (103,349,835)   (151,084,341)   (104,892,760)    (53,957,953)     (67,678,591)    (36,547,165)
                                     -------------   -------------   -------------    ------------    -------------    ------------
Net increase                         $  25,798,761   $ 161,134,109   $  15,051,525    $ 68,149,175    $ 228,303,096    $ 25,537,904
                                     =============   =============   =============    ============    =============    ============

                                                               Class C Shares                        Class Q Shares
                                                ---------------------------------------------    --------------------------
                                                Seven Months        Year             Year        Seven Months      Period
                                                    Ended          Ended             Ended           Ended         Ended
                                                   May 31,      October 31,       October 31,       May 31,     October 31,
                                                    2001            2000             1999            2001         2000(1)
                                                ------------    -------------    ------------    -----------    -----------
Pilgrim Growth + Value
 (Number of Shares)
Shares sold                                        3,982,395        8,365,370       2,142,358          8,425         54,841
Shares issued as reinvestment of dividends           827,517          302,389              --          5,569             --
Shares redeemed                                   (2,713,026)      (1,424,913)     (1,416,685)       (35,320)          (770)
                                                ------------    -------------    ------------    -----------    -----------
Net increase (decrease) in shares outstanding      2,096,886        7,242,846         725,673        (21,326)        54,071
                                                ============    =============    ============    ===========    ===========
Pilgrim Growth + Value ($)
Shares sold                                     $ 66,299,168    $ 211,475,739    $ 33,290,488    $   167,062    $ 1,439,870
Shares issued as reinvestment of dividends        15,788,143        6,478,206              --        109,933             --
Shares redeemed                                  (41,360,170)     (34,857,895)    (20,271,515)      (585,774)       (17,643)
                                                ------------    -------------    ------------    -----------    -----------
Net increase (decrease)                         $ 40,727,141    $ 183,096,050    $ 13,018,973    $  (308,779)   $ 1,422,227
                                                ============    =============    ============    ===========    ===========

----------
(1)  Commenced offering of shares on June 5, 2000.

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                                     Class A Shares                                  Class B Shares
                                     ---------------------------------------------    ---------------------------------------------
                                     Five Months         Year             Year        Five Months          Year            Year
                                        Ended           Ended             Ended          Ended            Ended            Ended
                                       May 31,       December 31,     December 31,      May 31,        December 31,    December 31,
                                        2001             2000             1999           2001              2000            1999
                                     ------------    -------------    ------------    ------------    -------------    ------------
Pilgrim SmallCap Opportunities
 (Number of Shares)
Shares sold                               805,278        4,441,888       1,243,016         127,540        1,707,949         989,671
Shares issued in merger                   634,284               --              --          93,498               --              --
Shares issued as reinvestment of
 dividends                                     --          466,417         215,723              --          683,360         520,483
Shares redeemed                        (1,081,378)      (3,228,805)       (947,712)       (533,148)      (1,063,776)     (1,261,882)
                                     ------------    -------------    ------------    ------------    -------------    ------------
Net increase (decrease) in shares
 outstanding                              358,184        1,679,500         511,027        (312,110)       1,327,533         248,272
                                     ============    =============    ============    ============    =============    ============
Pilgrim SmallCap Opportunities ($)
Shares sold                          $ 31,370,059    $ 289,038,217    $ 55,402,036    $  4,753,320    $ 106,992,786    $ 41,747,885
Shares issued in merger                24,496,877               --              --       3,413,381               --              --
Shares issued as reinvestment of
 dividends                                     --       22,787,725       8,110,268              --       31,619,407      18,773,628
Shares redeemed                       (38,841,872)    (204,676,330)    (36,030,267)    (19,107,874)     (61,751,282)    (43,273,188)
                                     ------------    -------------    ------------    ------------    -------------    ------------
Net increase (decrease)              $ 17,025,064    $ 107,149,612    $ 27,482,037    $(10,941,173)   $  76,860,911    $ 17,248,325
                                     ============    =============    ============    ============    =============    ============

                                                    Class C Shares
                                     ---------------------------------------------
                                     Five Months         Year             Year
                                        Ended            Ended            Ended
                                       May 31,       December 31,     December 31,
                                        2001             2000             1999
                                     ------------    -------------    ------------
Pilgrim SmallCap Opportunities
 (Number of Shares)
Shares sold                                65,064        1,356,512         540,114
Shares issued in merger                    44,557               --              --
Shares issued as reinvestment of
 dividends                                     --          237,876          83,500
Shares redeemed                          (292,981)        (531,379)       (403,119)
                                     ------------    -------------    ------------
Net increase (decrease) in shares
 outstanding                             (183,360)       1,063,009         220,495
                                     ============    =============    ============
Pilgrim SmallCap Opportunities ($)
Shares sold                          $  2,418,338    $  87,619,842    $ 22,951,710
Shares issued in merger                 1,623,093               --              --
Shares issued as reinvestment of
 dividends                                     --       10,986,485       3,031,530
Shares redeemed                       (10,518,379)     (29,398,162)    (13,179,237)
                                     ------------    -------------    ------------
Net increase (decrease)              $ (6,476,948)   $  69,208,165    $ 12,804,003
                                     ============    =============    ============

                                                   Class T Shares                               Class I Shares
                                     -----------------------------------------       ------------------------------------
                                     Five Months        Year           Year         Five Months     Year           Year
                                        Ended          Ended          Ended            Ended        Ended         Ended
                                       May 31,      December 31,   December 31,       May 31,    December 31,   December 31,
                                         2001           2000           1999            2001          2000          1999
                                     -----------    -----------    -----------       --------      --------      --------
Pilgrim SmallCap Opportunities
 (Number of Shares)
Shares sold                                  235          9,929         10,438             --            --             4
Shares issued in merger                       --             --             --             --            --            --
Shares issued as reinvestment
 of dividends                                 --         81,043        102,739             --             1             1
Shares redeemed                          (78,959)      (156,635)      (168,928)            --            --            --
                                     -----------    -----------    -----------       --------      --------      --------
Net increase (decrease) in shares
 outstanding                             (78,724)       (65,663)       (55,751)            --             1             5
                                     ===========    ===========    ===========       ========      ========      ========
Pilgrim SmallCap Opportunities ($)
Shares sold                          $     8,792    $   642,005    $   418,294       $     --      $     --      $    130
Shares issued in merger                       --             --             --             --            --            --
Shares issued as reinvestment
 of dividends                                 --      3,780,127      3,715,408             --            39            27
Shares redeemed                       (2,874,330)    (9,395,885)    (5,873,761)            --            --            --
                                     -----------    -----------    -----------       --------      --------      --------
Net increase (decrease)              $(2,865,538)   $(4,973,753)   $(1,740,059)      $     --      $     39      $    157
                                     ===========    ===========    ===========       ========      ========      ========

                                          Class Q Shares
                                     -------------------------
                                     Five Months      Period
                                        Ended         Ended
                                       May 31,     December 31,
                                        2001         2000(1)
                                     -----------    -----------
Pilgrim SmallCap Opportunities
 (Number of Shares)
Shares sold                               29,782         66,690
Shares issued in merger                       --             --
Shares issued as reinvestment
 of dividends                                 --          8,491
Shares redeemed                          (10,751)       (21,253)
                                     -----------    -----------
Net increase (decrease) in shares
 outstanding                              19,031         53,928
                                     ===========    ===========
Pilgrim SmallCap Opportunities ($)
Shares sold                          $ 1,134,714    $ 3,920,299
Shares issued in merger                       --             --
Shares issued as reinvestment
 of dividends                                 --        414,124
Shares redeemed                         (414,435)    (1,119,892)
                                     -----------    -----------
Net increase (decrease)              $   720,279    $ 3,214,531
                                     ===========    ===========

----------
(1)  Commenced offering of shares on April 4, 2000.

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                                                Class A Shares
                                                -----------------------------------------------
                                                Eleven Months        Year         Three Months
                                                    Ended           Ended             Ended
                                                   May 31,         June 30,         June 30,
                                                     2001            2000             1999
                                                -------------    -------------    -------------
Pilgrim SmallCap Growth
 (Number of Shares)
Shares sold                                         9,181,910       15,288,354          384,655
Shares issued as reinvestment of dividends            551,809        3,070,550               --
Shares redeemed                                    (8,987,003)     (14,588,761)        (652,027)
                                                -------------    -------------    -------------
Net increase (decrease) in shares outstanding         746,716        3,770,143         (267,372)
                                                =============    =============    =============
Pilgrim SmallCap Growth ($)
Shares sold                                     $ 142,706,037    $ 278,913,445    $   6,777,887
Shares issued as reinvestment of dividends          8,310,245       44,737,909               --
Shares redeemed                                  (139,058,315)    (268,674,614)     (11,423,224)
                                                -------------    -------------    -------------
Net increase (decrease)                         $  11,957,967    $  54,976,740    $  (4,645,337)
                                                =============    =============    =============

                                                                Class B Shares
                                                -----------------------------------------------
                                                Eleven Months        Year         Three Months
                                                    Ended            Ended           Ended
                                                   May 31,         June 30,         June 30,
                                                    2001             2000             1999
                                                -------------    -------------    -------------
Pilgrim SmallCap Growth
 (Number of Shares)
Shares sold                                         1,379,310        1,419,656           62,154
Shares issued as reinvestment of dividends            350,332        1,314,209               --
Shares redeemed                                      (933,473)        (566,759)        (144,208)
                                                -------------    -------------    -------------
Net increase (decrease) in shares outstanding         796,169        2,167,106          (82,054)
                                                =============    =============    =============
Pilgrim SmallCap Growth ($)
Shares sold                                     $  26,043,753    $  34,348,864    $   1,379,964
Shares issued as reinvestment of dividends          6,589,750       23,529,097               --
Shares redeemed                                   (16,489,403)     (13,214,538)      (3,209,533)
                                                -------------    -------------    -------------
Net increase (decrease)                         $  16,144,100    $  44,663,423    $  (1,829,569)
                                                =============    =============    =============

                                                                Class C Shares
                                                --------------------------------------------
                                                Eleven Months       Year        Three Months
                                                    Ended           Ended           Ended
                                                   May 31,        June 30,        June 30,
                                                    2001            2000            1999
                                                -------------    -------------    -------------
Pilgrim SmallCap Growth
 (Number of Shares)
Shares sold                                         3,065,747        1,763,791           82,725
Shares issued as reinvestment of dividends            471,165        4,523,712               --
Shares redeemed                                    (2,659,459)      (1,707,156)        (680,850)
                                                -------------    -------------    -------------
Net increase (decrease) in shares outstanding         877,453        4,580,347         (598,125)
                                                =============    =============    =============
Pilgrim SmallCap Growth ($)
Shares sold                                     $  43,097,468    $  33,117,558    $   1,433,335
Shares issued as reinvestment of dividends          6,935,554       64,870,028               --
Shares redeemed                                   (36,661,237)     (30,746,993)     (11,755,815)
                                                -------------    -------------    -------------
Net increase (decrease)                         $  13,371,785    $  67,240,593    $ (10,322,480)
                                                =============    =============    =============

                                                                Class Q Shares
                                                -----------------------------------------------
                                                Eleven Months        Year         Three Months
                                                    Ended            Ended           Ended
                                                   May 31,         June 30,         June 30,
                                                     2001            2000             1999
                                                -------------    -------------    -------------
Pilgrim SmallCap Growth
 (Number of Shares)
Shares sold                                           420,877          752,728          421,173
Shares issued as reinvestment of dividends             82,164          226,472               --
Shares redeemed                                      (442,449)        (884,884)        (392,013)
                                                -------------    -------------    -------------
Net increase (decrease) in shares outstanding          60,592           94,316           29,160
                                                =============    =============    =============
Pilgrim SmallCap Growth ($)
Shares sold                                     $   7,209,086    $  17,630,422    $   8,340,785
Shares issued as reinvestment of dividends          1,377,895        3,668,843               --
Shares redeemed                                    (7,176,609)     (18,817,763)      (7,387,773)
                                                -------------    -------------    -------------
Net increase (decrease)                         $   1,410,372    $   2,481,502    $     953,012
                                                =============    =============    =============

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                                               Class A Shares
                                                --------------------------------------------
                                                Eleven Months       Year        Three Months
                                                    Ended          Ended           Ended
                                                   May 31,        June 30,        June 30,
                                                    2001            2000            1999
                                                ------------    ------------    ------------
Pilgrim Balanced
 (Number of Shares)
Shares sold                                        1,463,798         462,023          69,501
Shares issued in merger                                   --       3,669,160              --
Shares issued as reinvestment of dividends           430,851         120,353           1,015
Shares redeemed                                   (1,499,291)       (523,820)        (70,425)
                                                ------------    ------------    ------------
Net increase (decrease) in shares outstanding        395,358       3,727,716              91
                                                ============    ============    ============
Pilgrim Balanced ($)
Shares sold                                     $ 20,216,598    $  7,288,215    $  1,354,890
Shares issued in merger                                   --      57,648,201              --
Shares issued as reinvestment of dividends         5,925,370       1,895,528          19,370
Shares redeemed                                  (21,129,277)     (8,162,726)     (1,361,704)
                                                ------------    ------------    ------------
Net increase (decrease)                         $  5,012,691    $ 58,669,218    $     12,556
                                                ============    ============    ============

                                                               Class B Shares
                                                --------------------------------------------
                                                Eleven Months       Year        Three Months
                                                    Ended           Ended          Ended
                                                   May 31,        June 30,        June 30,
                                                    2001            2000            1999
                                                ------------    ------------    ------------
Pilgrim Balanced
 (Number of Shares)
Shares sold                                          453,764         236,780          62,785
Shares issued in merger                                   --       2,263,054              --
Shares issued as reinvestment of dividends           179,566          87,982             554
Shares redeemed                                     (673,174)       (386,298)        (12,468)
                                                ------------    ------------    ------------
Net increase (decrease) in shares outstanding        (39,844)      2,201,518          50,871
                                                ============    ============    ============
Pilgrim Balanced ($)
Shares sold                                     $  6,755,688    $  4,171,242    $  1,288,434
Shares issued in merger                                   --      38,096,820              --
Shares issued as reinvestment of dividends         2,642,601       1,483,448          11,321
Shares redeemed                                  (10,233,160)     (6,483,178)       (256,849)
                                                ------------    ------------    ------------
Net increase (decrease)                         $   (834,871)   $ 37,268,332    $  1,042,906
                                                ============    ============    ============

                                                               Class C Shares
                                                --------------------------------------------
                                                Eleven Months       Year        Three Months
                                                    Ended          Ended            Ended
                                                   May 31,        June 30,        June 30,
                                                     2001           2000            1999
                                                ------------    ------------    ------------
Pilgrim Balanced
 (Number of Shares)
Shares sold                                          397,383         168,630          17,557
Shares issued in merger                                   --         813,022              --
Shares issued as reinvestment of dividends           113,417         235,394             519
Shares redeemed                                     (525,040)       (579,424)        (47,391)
                                                ------------    ------------    ------------
Net increase (decrease) in shares outstanding        (14,240)        637,622         (29,315)
                                                ============    ============    ============
Pilgrim Balanced ($)
Shares sold                                     $  5,227,356    $  2,578,680    $    324,318
Shares issued in merger                                   --      12,280,463              --
Shares issued as reinvestment of dividends         1,496,911       3,561,673           9,545
Shares redeemed                                   (7,140,840)     (8,869,902)       (878,533)
                                                ------------    ------------    ------------
Net increase (decrease)                         $   (416,573)   $  9,550,914    $   (544,670)
                                                ============    ============    ============

                                                               Class Q Shares
                                                --------------------------------------------
                                                Eleven Months       Year        Three Months
                                                    Ended           Ended          Ended
                                                   May 31,        June 30,        June 30,
                                                     2001           2000            1999
                                                ------------    ------------    ------------
Pilgrim Balanced
 (Number of Shares)
Shares sold                                           27,145           4,284           1,351
Shares issued in merger                                   --              --              --
Shares issued as reinvestment of dividends             2,793           2,693              42
Shares redeemed                                      (17,144)         (1,565)           (781)
                                                ------------    ------------    ------------
Net increase (decrease) in shares outstanding         12,794           5,412             612
                                                ============    ============    ============
Pilgrim Balanced ($)
Shares sold                                     $    389,776    $     66,184    $     25,940
Shares issued in merger                                   --              --              --
Shares issued as reinvestment of dividends            37,994          42,058             798
Shares redeemed                                     (234,653)        (24,419)        (14,926)
                                                ------------    ------------    ------------
Net increase (decrease)                         $    193,117    $     83,823    $     11,812
                                                ============    ============    ============

                                                       Class T Shares
                                                ----------------------------
                                                Eleven Months      Period
                                                    Ended           Ended
                                                   May 31,        June 30,
                                                     2001          2000(1)
                                                ------------    ------------
Pilgrim Balanced
 (Number of Shares)
Shares sold                                            4,667           1,889
Shares issued in merger                                   --         737,757
Shares issued as reinvestment of dividends            65,876              --
Shares redeemed                                     (208,190)        (59,256)
                                                ------------    ------------
Net increase (decrease) in shares outstanding       (137,647)        680,390
                                                ============    ============
Pilgrim Balanced ($)
Shares sold                                     $     70,086    $     11,152
Shares issued in merger                                   --      12,419,589
Shares issued as reinvestment of dividends           970,115              --
Shares redeemed                                   (3,166,380)       (946,072)
                                                ------------    ------------
Net increase (decrease)                         $ (2,126,179)   $ 11,484,669
                                                ============    ============

----------
(1)  Commenced offering of shares on March 31, 2000.

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                                               Class A Shares
                                                --------------------------------------------
                                                Eleven Months       Year        Three Months
                                                    Ended           Ended          Ended
                                                   May 31,        June 30,        June 30,
                                                    2001            2000            1999
                                                ------------    ------------    ------------
Pilgrim Convertible
 (Number of Shares)
Shares sold                                        2,382,181       2,765,285         240,854
Shares issued as reinvestment of dividends           989,422         432,032           8,766
Shares redeemed                                   (2,581,631)     (1,602,580)       (106,071)
                                                ------------    ------------    ------------
Net increase in shares outstanding                   789,972       1,594,737         143,549
                                                ============    ============    ============
Pilgrim Convertible ($)
Shares sold                                     $ 52,464,635    $ 74,411,486    $  5,446,752
Shares issued as reinvestment of dividends        19,822,295      10,028,609         201,806
Shares redeemed                                  (51,967,967)    (41,141,454)     (2,398,688)
                                                ------------    ------------    ------------
Net increase                                    $ 20,318,963    $ 43,298,641    $  3,249,870
                                                ============    ============    ============

                                                               Class B Shares
                                                --------------------------------------------
                                                Eleven Months       Year        Three Months
                                                    Ended           Ended          Ended
                                                   May 31,        June 30,        June 30,
                                                    2001            2000            1999
                                                ------------    ------------    ------------
Pilgrim Convertible
 (Number of Shares)
Shares sold                                        2,141,257       2,212,800         377,405
Shares issued as reinvestment of dividends           923,386         446,940           4,334
Shares redeemed                                   (1,281,373)       (721,161)       (155,682)
                                                ------------    ------------    ------------
Net increase in shares outstanding                 1,783,270       1,938,579         226,057
                                                ============    ============    ============
Pilgrim Convertible ($)
Shares sold                                     $ 52,883,513    $ 62,613,451    $  9,316,686
Shares issued as reinvestment of dividends        20,109,225      11,247,841         108,485
Shares redeemed                                  (28,949,115)    (20,328,894)     (3,833,777)
                                                ------------    ------------    ------------
Net increase                                    $ 44,043,623    $ 53,532,398    $  5,591,394
                                                ============    ============    ============

                                                               Class C Shares
                                                --------------------------------------------
                                                Eleven Months       Year        Three Months
                                                    Ended           Ended          Ended
                                                   May 31,        June 30,        June 30,
                                                    2001            2000            1999
                                                ------------    ------------    ------------
Pilgrim Convertible
 (Number of Shares)
Shares sold                                        1,819,012       1,543,879         204,264
Shares issued as reinvestment of dividends           663,511         594,205           3,236
Shares redeemed                                   (1,553,690)       (827,109)       (276,138)
                                                ------------    ------------    ------------
Net increase (decrease) in shares outstanding        928,833       1,310,975         (68,638)
                                                ============    ============    ============
Pilgrim Convertible ($)
Shares sold                                     $ 40,238,507    $ 41,908,144    $  4,732,365
Shares issued as reinvestment of dividends        13,561,955      14,012,886          75,700
Shares redeemed                                  (31,759,310)    (22,139,549)     (6,363,756)
                                                ------------    ------------    ------------
Net increase (decrease)                         $ 22,041,152    $ 33,781,481    $ (1,555,691)
                                                ============    ============    ============

                                                               Class Q Shares
                                                --------------------------------------------
                                                Eleven Months       Year        Three Months
                                                    Ended           Ended          Ended
                                                   May 31,        June 30,        June 30,
                                                     2001           2000            1999
                                                ------------    ------------    ------------
Pilgrim Convertible
 (Number of Shares)
Shares sold                                          719,641       1,566,620         393,267
Shares issued as reinvestment of dividends           452,416         144,983           3,568
Shares redeemed                                   (1,558,160)       (398,796)        (29,839)
                                                ------------    ------------    ------------
Net increase (decrease) in shares outstanding       (386,103)      1,312,807         366,996
                                                ============    ============    ============
Pilgrim Convertible ($)
Shares sold                                     $ 15,922,807    $ 41,114,380    $  8,618,236
Shares issued as reinvestment of dividends         8,820,172       3,277,417          79,431
Shares redeemed                                  (30,676,072)    (10,241,903)       (655,742)
                                                ------------    ------------    ------------
Net increase (decrease)                         $ (5,933,093)   $ 34,149,894    $  8,041,925
                                                ============    ============    ============

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

NOTE 11 -- CUSTODIAL AGREEMENT

State Street Kansas City ("SSKC") (formerly Investors Fiduciary Trust Company) and State Street Boston ("SSB") serve as the Funds' custodian and recordkeeper. Custody fees paid to SSKC or SSB are reduced by an earnings credit based on the cash balances held by SSKC or SSB for each of the Funds.

NOTE 12 -- WHEN ISSUED SECURITIES

The Balanced Fund, at times, may purchase FNMA/GNMA certificates on a delayed delivery, forward or when-issued basis with payment and delivery often taking place a month or more after the initiation of the transaction. It is the Fund's policy to record when-issued FNMA/GNMA certificates (and the corresponding obligation to pay for the securities) at the time the purchase commitment becomes fixed -- generally on the trade date. At May 31, 2001, the Balanced Fund had one when-issued FNMA certificate with a value of $1,026,875.

NOTE 13 -- FUTURES CONTRACTS

On May 31, 2001, the Research Enhanced Index Fund had $190,000 principal amount of U.S. Treasury obligations pledged as collateral to cover margin requirements for open futures contracts.

Open futures contracts at May 31, 2001, were as follows:

              Number
                of                                        Unrealized
Contract     Contracts     Expiration     Commitment     Appreciation
--------     ---------     ----------     ----------     ------------
S&P 500          1           June-01         Buy           $200,312

NOTE 14 -- CHANGES IN THE FUND'S YEAR-END

Effective May 31, 2001, the Funds changed their year-end to May 31 from: June 30 for MagnaCap, LargeCap Growth, MidCap Growth, SmallCap Growth, Balanced and Convertible; October 31 for Researched Enhanced Index and Growth + Value; December 31 for Growth Opportunities, MidCap Opportunities and SmallCap Opportunities. This change was done to facilitate the administration of the funds.

NOTE 15 -- REORGANIZATIONS

On February 23, 2001 and March 23, 2001, certain Funds, as listed below (each an: "Acquiring Fund"), acquired the assets and liabilities of other Funds, also listed below (each an: "Acquired Fund"), in a tax-free reorganization, pursuant to a plan of reorganization that was approved by each Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund to each Acquired Fund's shareholders as of the reorganization date are presented in
Note 10 -- Capital Shares. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                              Acquired
                                             Total net     Total net            Fund
                                             assets of     assets of         Unrealized
      Acquiring              Acquired        Aquiring      Acquired         appreciation/
         Fund                  Fund          Fund (000)    Fund (000)    (depreciation)(000)
         ----                  ----          ----------    ----------    -------------------
MagnaCap                  Pilgrim LargeCap    $368,822      $ 33,476          $     66
                          Leaders Fund
                          Pilgrim MidCap       374,813        36,156             1,955
                          Value Fund

LargeCap Growth           ING Focus Fund       516,080        57,162             3,788

                          ING Large Cap        516,080        53,231           (10,466)
                          Growth Fund

MidCap Opportunites       ING Mid Cap          129,048        30,844             4,660
                          Growth Fund

SmallCap Opportunities    ING Small Cap        466,139        29,533            (1,205)
                          Growth Fund

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

NOTE 16 -- FOREIGN TAXES WITHHELD

For the periods ended May 31, 2001 the Funds had foreign taxes withheld which have been deducted from dividend income:

Magna Cap                     $45,444
Researched Enhanced Index       6,637
Growth Opportnunities           7,336
LargeCap Growth                 1,085
MidCap Opportunities               --
MidCap Growth                      --
Growth + Value                  5,272
SmallCap Opportunities            815
SmallCap Growth                    --
Balanced                        7,367
Convertible                        --

NOTE 17 -- SUBSEQUENT EVENTS

Subsequent to May 31, 2001 the following funds declared dividends from net investment income of:

                Per Share
                 Amount        Payable Date      Record Date
                 ------        ------------      -----------
Balanced
Class A          $0.1270       July 5, 2001     June 29, 2001
Class B          $0.1000       July 5, 2001     June 29, 2001
Class C          $0.1000       July 5, 2001     June 29, 2001
Class Q          $0.1310       July 5, 2001     June 29, 2001
Class T          $0.1060       July 5, 2001     June 29, 2001

Convertible
Class A          $0.1160       July 5, 2001     June 29, 2001
Class B          $0.0780       July 5, 2001     June 29, 2001
Class C          $0.0780       July 5, 2001     June 29, 2001
Class Q          $0.1200       July 5, 2001     June 29, 2001

Pilgrim
MagnaCap
Fund

                   PORTFOLIO OF INVESTMENTS as of May 31, 2001
--------------------------------------------------------------------------------

Shares                                                                Value
------                                                            -------------
COMMON STOCK: 95.58%
                     Aerospace/Defense: 2.60%
    134,000          United Technologies Corp.                    $  11,163,540
                                                                  -------------
                                                                     11,163,540
                                                                  -------------
                     Banks: 2.43%
    211,950          J.P. Morgan Chase & Co.                         10,417,343
                                                                  -------------
                                                                     10,417,343
                                                                  -------------
                     Beverages: 1.28%
    122,400          Pepsico, Inc.                                    5,478,624
                                                                  -------------
                                                                      5,478,624
                                                                  -------------
                     Chemicals: 4.35%
    200,000          Air Products & Chemicals, Inc.                   9,354,000
    150,000          PPG Industries, Inc.                             8,340,000
     21,200          Sigma-Aldrich Corp.                              1,009,544
          1   @@     Syngenta AG ADR                                         10
                                                                  -------------
                                                                     18,703,554
                                                                  -------------
                     Commercial Services: 0.16%
     20,000          Equifax, Inc.                                      701,600
                                                                  -------------
                                                                        701,600
                                                                  -------------
                     Computers: 8.11%
    477,600          Compaq Computer Corp.                            7,636,824
    306,100          Dell Computer Corp.                              7,456,596
    207,500    @     EMC Corp.-Mass.                                  6,557,000
    118,000          International Business Machines Corp.           13,192,400
        276    @     McData Corp.                                         6,999
                                                                  -------------
                                                                     34,849,819
                                                                  -------------
                     Distribution/Wholesale: 0.30%
     29,000          Grainger (W.W.), Inc.                            1,281,510
                                                                  -------------
                                                                      1,281,510
                                                                  -------------
                     Diversified Financial Services: 4.37%
     10,866          Citigroup, Inc.                                    556,883
    185,000          Franklin Resources, Inc.                         8,232,500
    150,900          Freddie Mac                                      9,989,580
                                                                  -------------
                                                                     18,778,963
                                                                  -------------
                     Electric: 6.57%
     26,500          Cinergy Corp.                                      936,775
    238,400          Duke Energy Corp.                               10,899,648
    150,000          Entergy Corp.                                    6,480,000
    420,900          The Southern Co.                                 9,907,986
                                                                  -------------
                                                                     28,224,409
                                                                  -------------
                     Electronics: 1.50%
     25,500  @,@@    Flextronics Intl. Ltd.                             643,110
    268,800    @     Solectron Corp.                                  5,798,016
                                                                  -------------
                                                                      6,441,126
                                                                  -------------
                     Energy: 0.24%
     46,000          Grant Pride, Inc.                                1,035,920
                                                                  -------------
                                                                      1,035,920
                                                                  -------------
                     Environmental Control: 0.23%
     52,700    @     Republic Services, Inc.                            968,626
                                                                  -------------
                                                                        968,626
                                                                  -------------
                     Food: 0.13%
     10,800    @     Safeway, Inc.                                      547,020
                                                                  -------------
                                                                        547,020
                                                                  -------------
                     Healthcare-Products: 0.13%
      9,000    @     St. Jude Medical, Inc.                             553,680
                                                                  -------------
                                                                        553,680
                                                                  -------------
                     Household Products/Wares: 2.70%
    118,500          Avery Dennison Corp.                             6,929,880
    121,000          Fortune Brands, Inc.                             4,156,350
     38,000          The Dial Corp.                                     526,300
                                                                  -------------
                                                                     11,612,530
                                                                  -------------
                     Insurance: 8.46%
    142,067          American Intl. Group                            11,507,427
    250,000          Jefferson-Pilot Corp.                           11,847,500
    123,800          Marsh & McLennan Cos., Inc.                     12,986,620
                                                                  -------------
                                                                     36,341,547
                                                                  -------------
                     Leisure Time: 1.91%
    291,200   @@     Carnival Corp.                                   8,220,576
                                                                  -------------
                                                                      8,220,576
                                                                  -------------
                     Lodging: 0.21%
     24,100          Starwood Hotels & Resorts Worldwide, Inc.          911,703
                                                                  -------------
                                                                        911,703
                                                                  -------------
                     Machinery-Diversified: 2.52%
    230,000          Rockwell Intl. Corp.                            10,810,000
                                                                  -------------
                                                                     10,810,000
                                                                  -------------
                     Media: 0.12%
     12,100    @     Comcast Corp.                                      495,616
                                                                  -------------
                                                                        495,616
                                                                  -------------
                     Mining: 4.14%
    100,000   @@     Alcan, Inc.                                      4,480,000
    308,800          Alcoa, Inc.                                     13,324,720
                                                                  -------------
                                                                     17,804,720
                                                                  -------------
                     Miscellaneous Manufacturing: 7.83%
    110,000          Danaher Corp.                                    6,927,800
    215,700          General Electric Co.                            10,569,300
     54,000          Minnesota Mining & Manufacturing Co.             6,403,320
    169,722   @@     Tyco Intl. Ltd.                                  9,750,529
                                                                  -------------
                                                                     33,650,949
                                                                  -------------
                     Oil & Gas: 5.35%
     12,200          Amerada Hess Corp.                               1,044,808
    200,000          Conoco, Inc.                                     6,240,000
      6,600          Exxon Mobil Corp.                                  585,750
    304,700          Halliburton Co.                                 14,241,678
     23,000   @@     Santa Fe Intl. Corp.                               848,240
                                                                  -------------
                                                                     22,960,476
                                                                  -------------
                     Pharmaceuticals: 0.44%
     49,300          Omnicare, Inc.                                   1,033,328
     19,500          Pfizer, Inc.                                       836,355
                                                                  -------------
                                                                      1,869,683
                                                                  -------------
                     Pipelines: 0.16%
     11,400          El Paso Corp.                                      694,260
                                                                  -------------
                                                                        694,260
                                                                  -------------
                     Retail: 9.52%
    198,500    @     Best Buy Co., Inc.                              10,550,275
     23,600    @     BJ's Wholesale Club, Inc.                        1,150,500
      9,500          Home Depot, Inc.                                   468,255
    259,400          McDonald's Corp.                                 7,854,632
    237,100          Sears, Roebuck & Co.                             9,455,547
     19,000    @     Tricon Global Restaurants, Inc.                    868,300
     15,100          Walgreen Co.                                       606,869
    192,300          Wal-Mart Stores, Inc.                            9,951,525
                                                                    -----------
                                                                     40,905,903
                                                                    -----------
                     Savings & Loans: 0.19%
     71,000          Sovereign Bancorp, Inc.                            804,430
                                                                  -------------
                                                                        804,430
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
MagnaCap
Fund

             PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

Shares                                                                Value
------                                                            -------------
                     Semiconductors: 1.64%
    240,000    @     Advanced Micro Devices                       $   6,780,000
      7,600          Texas Instruments, Inc.                            259,312
                                                                  -------------
                                                                      7,039,312
                                                                  -------------
                     Software: 6.57%
    480,300          Computer Associates Intl., Inc.                 13,621,308
    211,100    @     Microsoft Corp.                                 14,603,898
                                                                  -------------
                                                                     28,225,206
                                                                  -------------
                     Telecommunications: 8.40%
     26,500    @     Broadwing, Inc.                                    654,285
    118,500    @     Cisco Systems, Inc.                              2,282,310
    177,900   @@     Nokia OYJ ADR                                    5,201,796
    242,100          SBC Communications, Inc.                        10,422,405
    202,500    @     Tellabs, Inc.                                    6,887,025
    595,600    @     WorldCom, Inc.                                  10,625,504
                                                                  -------------
                                                                     36,073,325
                                                                  -------------
                     Tobacco: 3.02%
    252,700          Philip Morris Cos., Inc.                        12,991,307
                                                                  -------------
                                                                     12,991,307
                                                                  -------------
                     Total Common Stock (Cost $380,438,157)         410,557,277
                                                                  -------------

Principal
Amount                                                                Value
---------                                                         -------------
SHORT TERM INVESTMENTS: 4.64%
                     Repurchase Agreement: 4.64%
$19,926,000            State Street Bank Repurchase Agreement
                       4.000%, due 06/01/01, (Collateralized by
                       $15,285,000 U.S. Treasury Bonds, 8.875%,
                       Due 08/15/17 Market Value $20,328,454)     $  19,926,000
                                                                  -------------
                     Total Short-Term Investments
                       (Cost $19,926,000)                            19,926,000
                                                                  -------------
                     Total Investments in Securities
                       (Cost $400,364,157)*             100.22%   $ 430,483,277
                     Other Assets and Liabilities-Net    -0.22%        (963,600)
                                                        ------    -------------
                     Net Assets                         100.00%   $ 429,519,677
                                                        ======    =============
@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                $  53,628,291
                     Gross Unrealized Depreciation                  (23,509,171)
                                                                  -------------
                     Net Unrealized Appreciation                  $  30,119,120
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
Research
Enhanced
Index Fund

                   PORTFOLIO OF INVESTMENTS as of May 31, 2001
--------------------------------------------------------------------------------

Shares                                                                Value
------                                                            -------------
COMMON STOCK: 100.46%
                     Advertising: 0.08%
      1,600          Omnicom Group                                $     148,928
                                                                  -------------
                                                                        148,928
                                                                  -------------
                     Aerospace/Defense: 1.19%
     15,900          Boeing Co.                                         999,951
      7,300          Goodrich Corp.                                     304,994
      5,200          Lockheed Martin Corp.                              199,108
      7,900          United Technologies Corp.                          658,149
                                                                  -------------
                                                                      2,162,202
                                                                  -------------
                     Airlines: 0.47%
      1,000    @     Continental Airlines, Inc.                          49,170
      7,100          Delta Air Lines, Inc.                              338,102
     23,500          Southwest Airlines                                 470,000
                                                                  -------------
                                                                        857,272
                                                                  -------------
                     Apparel: 0.31%
      6,800    @     Jones Apparel Group, Inc.                          300,560
      6,400          Nike, Inc.                                         263,040
                                                                  -------------
                                                                        563,600
                                                                  -------------
                     Auto Manufacturers: 0.78%
     25,400          Ford Motor Co.                                     618,489
     12,000          General Motors Corp.                               682,800
      2,400          Paccar, Inc.                                       115,248
                                                                  -------------
                                                                      1,416,537
                                                                  -------------
                     Auto Parts & Equipment: 0.25%
     23,300          Delphi Automotive Systems                          342,510
      3,100    @     Lear Corp.                                         108,128
                                                                  -------------
                                                                        450,638
                                                                  -------------
                     Banks: 4.94%
     13,900          Amsouth Bancorporation                             255,621
     21,200          Bank of America Corp.                            1,256,100
     12,800          Bank of New York Co., Inc.                         699,008
     36,100          Bank One Corp.                                   1,429,560
      3,400          Banknorth Group, Inc.                               69,054
        100          Comerica, Inc.                                       5,690
      1,200          Compass Bancshares, Inc.                            29,256
     27,000          First Union Corp.                                  870,750
      2,300          FleetBoston Financial Corp.                         95,657
      4,500          Hibernia Corp.                                      73,260
      2,700          Huntington Bancshares                               40,446
     18,600          Keycorp                                            442,308
      6,700          Mellon Financial Corp.                             306,994
      6,000          National Commerce Financial Corp.                  145,800
      2,800          Northern Trust Corp.                               185,220
     12,600          PNC Financial Services Group, Inc.                 872,550
      9,000          SouthTrust Corp.                                   224,730
      1,500          Suntrust Banks, Inc.                                92,130
     64,600          US Bancorp                                       1,440,580
      8,000          Wells Fargo & Co.                                  376,640
        700          Wilmington Trust Corp.                              44,702
                                                                  -------------
                                                                      8,956,056
                                                                  -------------
                     Beverages: 1.72%
      8,500          Anheuser-Busch Cos., Inc.                          374,000
     40,800          Coca-Cola Co.                                    1,933,920
     18,100          Pepsico, Inc.                                      810,156
                                                                  -------------
                                                                      3,118,076
                                                                  -------------
                     Biotechnology: 0.79%
     18,300    @     Amgen, Inc.                                      1,214,754
      3,300    @     Human Genome Sciences, Inc.                        218,955
                                                                  -------------
                                                                      1,433,709
                                                                  -------------
                     Chemicals: 1.63%
      6,500          Air Products & Chemicals, Inc.                     304,005
     16,400          Dow Chemical Co.                                   587,284
     12,200          Du Pont (E.I.) de Nemours & Co.                    566,080
     10,500          PPG Industries, Inc.                               583,800
      9,800          Praxair, Inc.                                      492,842
     12,900          Rohm & Haas Co.                                    428,280
                                                                  -------------
                                                                      2,962,291
                                                                  -------------
                     Commercial Services: 0.37%
     35,400    @     Cendant Corp.                                      678,972
                                                                  -------------
                                                                        678,972
                                                                  -------------
                     Computers: 5.30%
     35,700          Compaq Computer Corp.                              570,843
     39,800    @     Dell Computer Corp.                                969,528
      7,000          Electronic Data Systems Corp.                      428,750
     36,700    @     EMC Corp.-Mass.                                  1,159,720
     26,600          Hewlett-Packard Co.                                779,912
     31,200          International Business Machines Corp.            3,488,160
        900    @     Lexmark Intl., Inc.                                 55,791
     13,100    @     NCR Corp.                                          614,259
      4,400    @     Quantum Corp.                                       52,756
     18,700    @     Seagate Technology                                   1,496
     63,300    @     Sun Microsystems, Inc.                           1,042,551
      6,800    @     Veritas Software Corp.                             450,500
                                                                  -------------
                                                                      9,614,266
                                                                  -------------
                     Cosmetics/Personal Care: 1.87%
      4,700          Colgate-Palmolive Co.                              266,208
      6,500          Estee Lauder Cos., Inc.                            263,900
     21,900          Gillette Co.                                       633,567
     12,000          Kimberly-Clark Corp.                               725,400
     23,400          Procter & Gamble Co.                             1,503,216
                                                                  -------------
                                                                      3,392,291
                                                                  -------------
                     Distribution/Wholesale: 0.12%
      5,000          Grainger (W.W.), Inc.                              220,950
                                                                  -------------
                                                                        220,950
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Research
Enhanced
Index Fund

             PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

Shares                                                                Value
------                                                            -------------
                     Diversified Financial Services: 7.87%
      2,200          AG Edwards, Inc.                             $      93,544
     19,900          American Express Co.                               838,188
      4,400    @     AmeriCredit Corp.                                  229,680
        800          The Bear Stearns Cos., Inc.                         43,480
     14,700          Capital One Financial Corp.                        957,117
     12,100          CIT Group, Inc.                                    480,370
     94,600          Citigroup, Inc.                                  4,848,250
      8,100          Countrywide Credit Industries, Inc.                313,713
     20,100          Fannie Mae                                       1,657,044
      1,100          Franklin Resources, Inc.                            48,950
     15,000          Freddie Mac                                        993,000
      6,300          Goldman Sachs Group, Inc.                          599,130
     10,900          Household Intl., Inc.                              715,694
        400          Legg Mason, Inc.                                    18,300
      9,200          MBNA Corp.                                         331,752
      3,800          Merrill Lynch & Co.                                246,886
     12,000          Morgan Stanley ean Witter & Co.                    780,120
     13,600          Providian Financial Corp.                          771,936
      9,200          Stilwell Financial, Inc.                           302,128
                                                                  -------------
                                                                     14,269,282
                                                                  -------------
                     Electric: 3.05%
      1,200    @     AES Corp.                                           54,480
      5,800          Ameren Corp.                                       258,680
        600          American Electric Power                             30,120
      7,800          Cinergy Corp.                                      275,730
      8,000          CMS Energy Corp.                                   237,360
      5,000          Consolidated Edison, Inc.                          195,750
      1,100          Dominion Resources, Inc.                            72,930
      8,400          DTE Energy Co.                                     375,648
     13,800          Edison Intl.                                       149,454
     19,400          Entergy Corp.                                      838,080
      5,200          FPL Group, Inc.                                    302,900
      6,100          GPU, Inc.                                          204,655
      8,500          NiSource, Inc.                                     266,050
     19,000          PG&E Corp.                                         216,600
      4,600          Pinnacle West Capital Corp.                        229,770
      2,000          Potomac Electric Power                              44,320
     13,200          Progress Energy, Inc.                              561,660
      3,500          Reliant Energy, Inc.                               161,280
     11,200          TXU Corp.                                          552,608
      6,400          Wisconsin Energy Corp.                             149,120
     11,400          XCEL Energy, Inc.                                  345,420
                                                                  -------------
                                                                      5,522,615
                                                                  -------------
                     Electrical Components & Equipment: 0.33%
      8,900          Emerson Electric Co.                               602,619
                                                                  -------------
                                                                        602,619
                                                                  -------------
                     Electronics: 0.49%
      6,900    @     Agilent Technologies, Inc.                         231,426
      4,600          Applied Biosystems Group -- Applera Corp.          141,496
      4,500          Johnson Controls, Inc.                             316,800
      4,200          Parker Hannifin Corp.                              202,902
                                                                  -------------
                                                                        892,624
                                                                  -------------
                     Environmental Control: 0.18%
     11,700          Waste Management, Inc.                             327,366
                                                                  -------------
                                                                        327,366
                                                                  -------------
                     Food: 1.93%
      2,600          Campbell Soup Co.                                   76,804
      8,600          General Mills, Inc.                                364,296
     10,700          Heinz Co.                                          463,417
        800          Hershey Foods Corp.                                 48,512
     10,200          Kellogg Co.                                        272,544
     21,600    @     Kroger Co.                                         538,704
      5,300          Quaker Oats Co.                                    508,058
     13,800    @     Safeway, Inc.                                      698,970
      9,500   @@     Unilever NV ADR                                    528,105
                                                                  -------------
                                                                      3,499,410
                                                                  -------------
                     Forest Products & Paper: 0.33%
      5,400          Georgia-Pacific Group                              191,430
      4,100          International Paper Co.                            156,825
      2,200          Temple-Inland, Inc.                                116,842
      2,300          Weyerhaeuser Co.                                   131,583
                                                                  -------------
                                                                        596,680
                                                                  -------------
                     Hand/Machine Tools: 0.09%
      4,200          Black & Decker Corp.                               166,530
                                                                  -------------
                                                                        166,530
                                                                  -------------
                     Healthcare-Products: 2.72%
      4,600          Bard, Inc.                                         259,670
     11,000          Baxter Intl., Inc.                                 543,180
     12,500          Becton Dickinson & Co.                             429,125
      9,100    @     Boston Scientific Corp.                            157,612
      9,000    @     Guidant Corp.                                      337,950
     23,700          Johnson & Johnson                                2,297,715
     14,100          Medtronic, Inc.                                    606,018
      5,000    @     St. Jude Medical, Inc.                             307,600
                                                                  -------------
                                                                      4,938,870
                                                                  -------------
                     Healthcare-Services: 0.68%
      6,300    @     Aetna, Inc.                                        147,105
      9,200          HCA -- The Healthcare Co.                          371,128
     15,800    @     Tenet Healthcare Corp.                             718,742
                                                                  -------------
                                                                      1,236,975
                                                                  -------------
                     Insurance: 4.25%
      2,700          Aflac, Inc.                                         87,561
     21,900          Allstate Corp.                                     985,938
      7,200          AMBAC Financial Group, Inc.                        403,560
     16,300          American General Corp.                             737,249
     33,600          American Intl. Group                             2,721,600
      6,700          Cigna Corp.                                        632,949
      4,500          Hartford Financial Services                        304,650
      6,100          Lincoln National Corp.                             300,364
      3,800          Marsh & McLennan Cos.                              398,620
      7,900          MBIA, Inc.                                         416,725
      2,200          Metlife, Inc.                                       70,070
      1,600          Protective Life Corp.                               52,688
      5,200          St Paul Cos.                                       263,120
      6,700          Torchmark Corp.                                    254,064
      2,400          UNUMProvident Corp.                                 77,784
                                                                  -------------
                                                                      7,706,942
                                                                  -------------
                     Internet: 0.59%
     31,100          Charles Schwab Corp.                               584,680
     16,200    @     E*trade Group, Inc.                                121,500
        800    @     eBay, Inc.                                          48,416
      2,200    @     IndyMac Bancorp, Inc.                               51,150
        300    @     Openwave Systems, Inc.                              11,499
        500    @     Symantec Corp.                                      35,320
     18,300    @     TD Waterhouse Group, Inc.                          217,221
                                                                  -------------
                                                                      1,069,786
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Research
Enhanced
Index Fund

            PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

Shares                                                                Value
------                                                            -------------
                     Leisure Time: 0.17%
      6,400          Harley-Davidson, Inc.                        $     300,608
                                                                  -------------
                                                                        300,608
                                                                  -------------
                     Lodging: 0.64%
        400    @     Harrah's Entertainment, Inc.                        14,628
     20,200          Hilton Hotels Corp.                                250,278
     10,000          Marriott Intl., Inc.                               473,600
     11,100          Starwood Hotels & Resorts Worldwide, Inc.          419,913
                                                                  -------------
                                                                      1,158,419
                                                                  -------------
                     Machinery-Construction & Mining: 0.02%
        700          Caterpillar, Inc.                                   37,912
                                                                  -------------
                                                                         37,912
                                                                  -------------
                     Machinery-Diversified: 0.39%
      4,100          Dover Corp.                                        173,799
      6,700          Ingersoll-Rand Co.                                 330,645
      4,300          Rockwell Intl. Corp.                               202,100
                                                                  -------------
                                                                        706,544
                                                                  -------------
                     Media: 4.89%
      3,300    @     Adelphia Communications                            126,324
     75,200    @     AOL Time Warner, Inc.                            3,927,696
     16,500    @     AT&T -- Liberty Media Corp.                        278,025
      1,800    @     Charter Communications, Inc.                        40,248
      3,100    @     Clear Channel Communications                       189,007
      8,400    @     Comcast Corp.                                      344,064
      4,400    @     Fox Entertainment Group, Inc.                      114,840
     10,500          Gannett Co., Inc.                                  695,940
     11,900    @     Gemstar-TV Guide Intl., Inc.                       432,803
      1,300          Knight Ridder, Inc.                                 71,422
      4,300          New York Times Co.                                 180,987
        800          Tribune Co.                                         34,344
     33,100    @     Viacom, Inc.                                     1,907,884
     16,600          Walt Disney Co.                                    524,892
                                                                  -------------
                                                                      8,868,476
                                                                  -------------
                     Mining: 0.59%
     24,800          Alcoa, Inc.                                      1,070,120
                                                                  -------------
                                                                      1,070,120
                                                                  -------------
                     Miscellaneous Manufacturing: 6.90%
      4,000          Cooper Industries, Inc.                            152,120
      5,500          Danaher Corp.                                      346,390
     12,100          Eastman Kodak Co.                                  572,693
      3,700          Eaton Corp.                                        289,340
    158,700          General Electric Co.                             7,776,300
     17,700          Honeywell Intl., Inc.                              856,680
      2,100          Illinois Tool Works                                143,766
      6,100          ITT Industries, Inc.                               284,626
     36,300   @@     Tyco Intl. Ltd.                                  2,085,435
                                                                  -------------
                                                                     12,507,350
                                                                  -------------
                     Office/Business Equipment: 0.02%
      4,200          Xerox Corp.                                         41,622
                                                                  -------------
                                                                         41,622
                                                                  -------------
                     Oil & Gas: 7.36%
      1,100          Amerada Hess Corp.                                  94,204
      8,100          Anadarko Petroleum Corp.                           507,141
      1,700          Apache Corp.                                       101,235
     12,800          Baker Hughes, Inc.                                 504,320
     12,800          Chevron Corp.                                    1,229,440
        400          Conoco, Inc. Class A                                12,368
      8,900          Conoco, Inc. Class B                               277,680
      6,100    @     Cooper Cameron Corp.                               422,608
      2,300          Devon Energy Corp.                                 133,883
      2,100          Diamond Offshore Drilling                           83,181
      1,700          Ensco Intl., Inc.                                   54,757
     63,300          Exxon Mobil Corp.                                5,617,875
     10,300    @     Global Marine, Inc.                                264,195
        400          Halliburton Co.                                     18,696
      6,500    @     Rowan Cos., Inc.                                   194,545
     37,800   @@     Royal Dutch Petroleum Co. ADR                    2,305,044
      1,600          Schlumberger Ltd.                                  100,848
     19,800          Texaco, Inc.                                     1,413,720
        300          Transocean Sedco Forex, Inc.                        16,035
                                                                  -------------
                                                                     13,351,775
                                                                  -------------
                     Packaging & Containers: 0.08%
      9,600    @     Smurfit-Stone Container Corp.                      143,712
                                                                  -------------
                                                                        143,712
                                                                  -------------
                     Pharmaceuticals: 8.77%
     18,200          Abbott Laboratories                                946,036
      7,000    @     Alza Corp.                                         330,050
     22,500          American Home Products Corp.                     1,424,250
     26,100          Bristol-Myers Squibb Co.                         1,415,664
     15,800          Eli Lilly & Co.                                  1,338,260
      5,000    @     Forest Laboratories, Inc.                          370,300
      1,000    @     Medimmune, Inc.                                     39,870
     39,400          Merck & Co., Inc.                                2,875,806
      1,600          Omnicare, Inc.                                      33,536
    108,100          Pfizer, Inc.                                     4,636,409
     26,100          Pharmacia Corp.                                  1,267,416
     29,200          Schering-Plough Corp.                            1,224,940
                                                                  -------------
                                                                     15,902,537
                                                                  -------------
                     Pipelines: 0.65%
      6,900          Dynegy, Inc.                                       340,170
      6,300          El Paso Corp.                                      383,670
      8,600          Enron Corp.                                        455,026
        200          Williams Cos., Inc.                                  7,880
                                                                  -------------
                                                                      1,186,746
                                                                  -------------
                     Retail: 6.23%
      4,600    @     Abercrombie & Fitch Co.                            189,658
      2,600    @     Best Buy Co., Inc.                                 138,190
      7,400    @     Costco Wholesale Corp.                             287,934
      4,300          CVS Corp.                                          236,070
     13,600    @     Federated Department Stores                        609,280
      8,800          The Gap, Inc.                                      272,800
     43,200          Home Depot, Inc.                                 2,129,328
      4,200    @     Kohls Corp.                                        258,510
      8,300          Limited, Inc.                                      135,290
      4,800          Lowe's Cos.                                        333,744
     13,100          May Department Stores Co.                          428,370
     28,300          McDonald's Corp.                                   856,924
     22,200          Target Corp.                                       839,160
        200          Tiffany & Co.                                        6,916
     18,500          TJX Cos., Inc.                                     619,010
      9,600          Walgreen Co.                                       385,824
     68,900          Wal-Mart Stores, Inc.                            3,565,575
                                                                  -------------
                                                                     11,292,583
                                                                  -------------
                     Savings & Loans: 0.74%
      5,400          Charter One Financial, Inc.                        163,350
      3,000          Dime Bancorp, Inc.                                 105,900
      4,200          Golden State Bancorp, Inc.                         122,598
      3,700          Greenpoint Financial Corp.                         140,563
     22,650          Washington Mutual, Inc.                            806,793
                                                                  -------------
                                                                      1,339,204
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Research
Enhanced
Index Fund

             PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

Shares                                                                Value
------                                                            -------------
                     Semiconductors: 3.87%
     10,200    @     Altera Corp.                                 $     244,800
      3,700    @     Analog Devices, Inc.                               164,835
     15,400    @     Applied Materials, Inc.                            768,922
      3,500    @     Broadcom Corp.                                     116,410
      2,000    @     Cypress Semiconductor Corp.                         42,300
    112,200          Intel Corp.                                      3,030,522
      4,300    @     Lattice Semiconductor Corp.                         93,568
      8,800          Linear Technology Corp.                            422,400
      6,300    @     LSI Logic Corp.                                    115,353
      6,500    @     Maxim Integrated Products                          331,630
      9,300    @     Micron Technology, Inc.                            348,750
      1,200    @     PMC -- Sierra, Inc.                                 37,560
     27,100          Texas Instruments, Inc.                            924,652
      9,100    @     Xilinx, Inc.                                       375,375
                                                                  -------------
                                                                      7,017,077
                                                                  -------------
                     Software: 5.15%
      4,500          Adobe Systems, Inc.                                178,965
        400          Autodesk, Inc.                                      12,212
     12,200          Automatic Data Processing                          655,628
        500    @     BEA Systems, Inc.                                   17,940
        900    @     BMC Software, Inc.                                  21,510
      7,000    @     Citrix Systems, Inc.                               167,300
      4,600          Computer ssociates Intl., Inc.                     130,456
      3,300    @     Intuit, Inc.                                       105,798
     87,300    @     Microsoft Corp.                                  6,039,414
     93,100    @     Oracle Corp.                                     1,424,430
      9,900    @     Parametric Technology Corp.                        117,810
      1,900    @     Peoplesoft, Inc.                                    76,665
      4,200    @     Peregrine Systems, Inc.                            116,298
      6,200    @     Siebel Systems, Inc.                               281,232
                                                                    -----------
                                                                      9,345,658
                                                                    -----------
                     Telecommunications: 9.29%
      2,200          Alltel Corp.                                       127,578
     45,900          AT&T Corp.                                         971,703
      7,175    @     Avaya, Inc.                                        116,235
     22,500          BellSouth Corp.                                    927,675
      3,600    @     Broadwing, Inc.                                     88,884
      4,100    @     Cabletron Systems                                   79,581
      5,200    @     Ciena Corp.                                        281,580
    127,300    @     Cisco Systems, Inc.                              2,451,798
     15,600          Corning, Inc.                                      295,152
     24,500  @,@@    Global Crossing Ltd.                               311,150
     20,300    @     JDS Uniphase Corp.                                 339,213
      1,600    @     Juniper Networks, Inc.                              68,048
      9,600    @     Level 3 Communications, Inc.                       107,520
     51,800          Lucent Technologies, Inc.                          408,184
     39,900          Motorola, Inc.                                     586,530
     19,500    @     Nextel Communications, Inc.                        310,440
     47,500   @@     Nortel Networks Corp.                              633,175
     13,400    @     Qualcomm, Inc.                                     813,916
     35,900          Qwest Communications Intl.                       1,318,966
     50,300          SBC Communications, Inc.                         2,165,415
     29,200    @     Sprint Corp. (PCS Group)                           642,400
      9,200    @     Tellabs, Inc.                                      312,892
     48,500          Verizon Communications, Inc.                     2,660,225
     45,900    @     WorldCom, Inc.                                     818,856
                                                                  -------------
                                                                     16,837,116
                                                                  -------------
                     Tobacco: 1.58%
     55,700          Philip Morris Cos., Inc.                         2,863,537
                                                                  -------------
                                                                      2,863,537
                                                                  -------------
                     Toys/Games/Hobbies: 0.26%
      8,300          Hasbro, Inc.                                       124,500
     18,900          Mattel, Inc.                                       336,420
                                                                  -------------
                                                                        460,920
                                                                  -------------
                     Transportation: 0.52%
     17,000          Burlington Northern Santa Fe Corp.                 528,190
      3,200          C.H. Robinson Worldwide, Inc.                       95,520
      2,700    @     FedEx Corp.                                        108,000
      2,800          Norfolk Southern Corp.                              62,076
      2,400          Union Pacific Corp.                                138,000
                                                                  -------------
                                                                        931,786
                                                                  -------------
                     Trucking & Leasing: 0.01%
        500          Gatx Corp.                                          20,140
                                                                  -------------
                                                                         20,140
                                                                  -------------
                     Total Common Stock (Cost $190,126,539)         182,189,329
                                                                  -------------
Principal
Amount                                                                Value
---------                                                         -------------
SHORT TERM INVESTMENTS: 0.11%
                     U.S. Government Obligations: 0.11%
$  190,000           U.S. Treasury Note, 5.875%, due 11/30/01     $     192,051
                                                                  -------------
                     Total Short-Term Investments (Cost $190,912)       192,051
                                                                  -------------
                     Total Investments in Securities
                       (Cost $190,317,451)*             100.57%   $ 182,381,380
                     Other Assets and Liabilities-Net    -0.57%      (1,026,830)
                                                        ------    -------------
                     Net Assets                         100.00%   $ 181,354,550
                                                        ======    =============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt
* Cost for federal income tax purposes is $193,117,302. Net unrealized depreciation consists of:

                     Gross Unrealized Appreciation                $  14,995,112
                     Gross Unrealized Depreciation                  (25,731,034)
                                                                  -------------
                     Net Unrealized Depreciation                  $ (10,735,922)
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
Growth
Opportunities
Fund

                   PORTFOLIO OF INVESTMENTS as of May 31, 2001
--------------------------------------------------------------------------------

Shares                                                                Value
------                                                            -------------
COMMON STOCK: 99.59%
                     Apparel: 3.03%
    170,100    @     Coach, Inc.                                  $   5,962,005
     77,500    @     Columbia Sportswear Co.                          5,432,750
    106,600    @     Jones Apparel Group, Inc.                        4,711,720
                                                                  -------------
                                                                     16,106,475
                                                                  -------------
                     Banks: 1.60%
     78,900          Bank of New York Co., Inc.                       4,308,729
     91,600          Mellon Financial Corp.                           4,197,112
                                                                  -------------
                                                                      8,505,841
                                                                  -------------
                     Biotechnology: 6.41%
     74,200    @     Enzon, Inc.                                      5,194,000
    113,500    @     Human Genome Sciences, Inc.                      7,530,725
     70,700    @     IDEC Pharmaceuticals Corp.                       4,355,120
     93,000    @     Invitrogen Corp.                                 6,659,730
    186,500    @     Millennium Pharmaceuticals                       7,118,705
     51,300    @     Myriad Genetics, Inc.                            3,183,165
                                                                  -------------
                                                                     34,041,445
                                                                  -------------
                     Commercial Services: 1.75%
    320,700    @     Cendant Corp.                                    6,151,026
     61,500    @     Concord EFS, Inc.                                3,118,050
                                                                  -------------
                                                                      9,269,076
                                                                  -------------
                     Computers: 7.39%
    199,000    @     Brocade Communications System                    7,761,000
    192,800    @     Electronics for Imaging, Inc.                    4,629,128
     82,000          International Business Machines Corp.            9,167,600
    142,100    @     McData Corp.                                     4,376,680
     90,000    @     Sungard Data Systems, Inc.                       5,353,200
    119,900    @     Veritas Software Corp.                           7,943,375
                                                                  -------------
                                                                     39,230,983
                                                                  -------------
                     Diversified Finanancial Services: 1.05%
    291,600    @     Instinet Group, Inc.                             5,560,812
                                                                  -------------
                                                                      5,560,812
                                                                  -------------
                     Electrical Components & Equipment: 1.24%
    199,900    @     Capstone Turbine Corp.                           6,570,713
                                                                  -------------
                                                                      6,570,713
                                                                  -------------
                     Electronics: 1.57%
    178,300    @     FEI Co.                                          6,311,820
     60,200    @     Varian, Inc.                                     2,043,790
                                                                  -------------
                                                                      8,355,610
                                                                  -------------
                     Food: 1.07%
     99,200    @     Whole Foods Market, Inc.                         5,681,184
                                                                  -------------
                                                                      5,681,184
                                                                  -------------
                     Healthcare-Products: 6.58%
    355,400    @     Boston Scientific Corp.                          6,155,528
    199,300    @     Cytyc Corp.                                      4,344,740
     94,600  @,@@    ESC Medical Systems Ltd.                         2,577,850
    161,200    @     Henry Schein, Inc.                               6,085,300
    126,100    @     Minimed, Inc.                                    5,897,697
     80,500    @     Resmed, Inc.                                     4,395,300
     75,600    @     Varian Medical Systems, Inc.                     5,481,000
                                                                  -------------
                                                                     34,937,415
                                                                  -------------
                     Healthcare-Services: 2.91%
     40,500    @     Laboratory Corp. of America Holdings             5,680,530
     45,800    @     Quest Diagnostics, Inc.                          5,661,338
    105,500    @     Rightchoice Managed Care, Inc.                   4,114,500
                                                                  -------------
                                                                     15,456,368
                                                                  -------------
                     Internet: 2.80%
    138,300    @     eBay, Inc.                                       8,369,916
    111,500    @     TMP Worldwide, Inc.                              6,497,105
                                                                  -------------
                                                                     14,867,021
                                                                  -------------
                     Machinery-Diversified: 2.20%
    120,000    @     Brooks Automation, Inc.                          5,905,200
    167,600    @     Global Power Equipment Group, Inc.               5,782,200
                                                                  -------------
                                                                     11,687,400
                                                                  -------------
                     Oil & Gas: 9.59%
    236,300          Baker Hughes, Inc.                               9,310,220
    221,500    @     National-Oilwell, Inc.                           7,641,750
    311,900    @     Pride Intl., Inc.                                8,305,897
    134,000    @     Spinnaker Exploration Co.                        5,451,120
    141,100          Transocean Sedco Forex, Inc.                     7,541,795
    161,000    @     Veritas DGC, Inc.                                5,636,610
    125,900    @     Weatherford Intl., Inc.                          7,096,983
                                                                  -------------
                                                                     50,984,375
                                                                  -------------
                     Pharmaceuticals: 3.84%
    221,300    @     Celgene Corp.                                    6,278,281
     42,300    @     CV Therapeutics, Inc.                            1,989,369
    124,500    @     Gilead Sciences, Inc.                            6,442,875
    113,800    @     Imclone Systems, Inc.                            5,650,170
                                                                  -------------
                                                                     20,360,695
                                                                  -------------
                     Pipelines: 1.87%
    178,500    @     Aquila, Inc.                                     5,301,450
    117,800          Williams Cos., Inc.                              4,641,320
                                                                  -------------
                                                                      9,942,770
                                                                  -------------
                     Retail: 8.24%
    222,600    @     Abercrombie & Fitch Co.                          9,177,798
    274,250    @     American Eagle Outfitters                       10,078,688
    153,800    @     AnnTaylor Stores Corp.                           5,247,656
    291,000          The Gap, Inc.                                    9,021,000
    102,600          Lowe's Co.                                       7,133,778
     90,800          Tiffany & Co.                                    3,139,864
                                                                  -------------
                                                                     43,798,784
                                                                  -------------
                     Savings & Loans: 3.20%
    401,700          Charter One Financial, Inc.                     12,151,425
    135,450          Washington Mutual, Inc.                          4,824,729
                                                                  -------------
                                                                     16,976,154
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Growth
Opportunities
Fund

             PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

Shares                                                                Value
------                                                            -------------
                     Semiconductors: 13.19%
     88,700    @     International Rectifier Corp.                $   5,327,322
    275,900    @     Intersil Corp.                                   8,991,581
    334,500    @     Lam Research Corp.                               9,238,890
    194,400    @     LTX Corp.                                        4,716,144
    108,000    @     Maxim Integrated Products                        5,510,160
    166,800    @     Microsemi Corp.                                  9,591,000
    104,900    @     Novellus Systems, Inc.                           5,024,710
     99,600    @     Nvidia Corp.                                     8,526,756
     74,200    @     PMC -- Sierra, Inc.                              2,322,460
    147,900    @     Rudolph Technologies, Inc.                       6,516,474
    180,400    @     Simplex Solutions, Inc.                          4,293,520
                                                                  -------------
                                                                     70,059,017
                                                                  -------------
                     Software: 8.75%
    131,400    @     BEA Systems, Inc.                                4,714,632
    162,800    @     HNC Software                                     4,569,796
    212,600    @     Manugistics Group, Inc.                          7,634,466
    109,300    @     Mercury Interactive Corp.                        6,474,932
     39,900    @     Microsoft Corp.                                  2,760,282
    338,100    @     Peregrine Systems, Inc.                          9,361,989
    192,600    @     Serena Software, Inc.                            5,038,416
    131,200    @     Siebel Systems, Inc.                             5,951,232
                                                                  -------------
                                                                     46,505,745
                                                                  -------------
                     Telecommunications: 11.31%
    194,400    @     Advanced Fibre Communications, Inc.              3,600,288
    203,800    @     Ciena Corp.                                     11,035,770
    114,200    @     Digital Lightwave, Inc.                          5,319,436
     97,200    @     Echostar Communications Corp.                    2,973,348
    190,200    @     Emulex Corp.                                     6,598,038
    158,900    @     Finisar Corp.                                    2,391,445
    132,700    @     JDS Uniphase Corp.                               2,217,417
    163,700    @     RF Micro Devices, Inc.                           4,269,296
    113,600          Scientific-Atlanta, Inc.                         5,965,136
    219,000    @     Sonus Networks, Inc.                             5,641,440
    193,800    @     Tellium, Inc.                                    5,131,824
    210,800    @     UTStarcom, Inc.                                  4,960,124
                                                                  -------------
                                                                     60,103,562
                                                                  -------------
                     Total Common Stock (Cost $522,060,045)         529,001,445
                                                                  -------------
Principal
Amount                                                                Value
---------                                                         -------------
SHORT TERM INVESTMENTS: 2.52%
                     Repurchase Agreement: 2.52%
$13,374,000          State Street Bank & Trust Repurchase Agreement,
                       4.000%, due 06/01/01 (Collateralized by
                       $13,490,000 U.S. Treasury Notes, 5.875%,
                       Due 11/30/01, Market Value $13,641,763)    $  13,374,000
                                                                  -------------
                     Total Short-Term Investments
                       (Cost $13,374,000)                            13,374,000
                                                                  -------------
                     Total Investments in Securities
                       (Cost $535,434,045)*             102.11%   $ 542,375,445
                     Other Assets and Liabilities-Net    -2.11%     (11,191,128)
                                                        ------    -------------
                     Net Assets                         100.00%   $ 531,184,317
                                                        ======    =============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is $545,722,196. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                $  19,316,323
                     Gross Unrealized Depreciation                  (22,663,074)
                                                                  -------------
                     Net Unrealized Appreciation                  $  (3,346,751)
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
LargeCap
Growth
Fund

                   PORTFOLIO OF INVESTMENTS as of May 31, 2001
--------------------------------------------------------------------------------

Shares                                                                Value
------                                                            -------------
COMMON STOCK: 94.79%
                     Aerospace/Defense: 2.08%
    170,900          Boeing Co.                                   $  10,747,901
                                                                  -------------
                                                                     10,747,901
                                                                  -------------
                     Banks: 1.36%
    128,800    @     Bank of New York, Inc.                           7,033,768
                                                                  -------------
                                                                      7,033,768
                                                                  -------------
                     Biotechnology: 5.66%
    314,300    @     Chiron Corp.                                    16,208,451
    196,000    @     Human Genome Sciences, Inc.                     13,004,600
                                                                  -------------
                                                                     29,213,051
                                                                  -------------
                     Commercial Services: 1.33%
    199,100          McKesson HBOC, Inc.                              6,882,887
                                                                  -------------
                                                                      6,882,887
                                                                  -------------
                     Computers: 13.14%
    335,100    @     Brocade Communications System                   13,068,900
    238,900    @     Dell Computer Corp.                              5,819,604
    388,900    @     EMC Corp.-Mass.                                 12,289,240
    183,100          International Business Machines Corp.           20,470,580
    243,900    @     Veritas Software Corp.                          16,158,375
                                                                  -------------
                                                                     67,806,699
                                                                  -------------
                     Diversified Financial Services: 5.06%
    132,200          Goldman Sachs Group, Inc.                       12,572,220
    282,400    @     Instinet Group, Inc.                             5,385,368
    125,400          Morgan Stanley Dean Witter & Co.                 8,152,254
                                                                  -------------
                                                                     26,109,842
                                                                  -------------
                     Electronics: 1.92%
    392,800  @,@@    Flextronics Intl. Ltd.                           9,906,416
                                                                  -------------
                                                                      9,906,416
                                                                  -------------
                     Enterprise Software: 1.60%
    230,400    @     BEA Systems, Inc.                                8,266,752
                                                                  -------------
                                                                      8,266,752
                                                                  -------------
                     Forest Products & Paper: 1.50%
    135,200          Weyerhaeuser Co.                                 7,734,792
                                                                  -------------
                                                                      7,734,792
                                                                  -------------
                     Internet: 3.11%
    265,200    @     eBay, Inc.                                      16,049,904
                                                                  -------------
                                                                     16,049,904
                                                                  -------------
                     Lodging: 1.03%
    112,700          Marriott Intl., Inc.                             5,337,472
                                                                  -------------
                                                                      5,337,472
                                                                  -------------
                     Machinery-Construction & Mining: 2.07%
    197,100          Caterpillar, Inc.                               10,674,936
                                                                  -------------
                                                                     10,674,936
                                                                  -------------
                     Media: 6.16%
    210,400    @     AOL Time Warner, Inc.                           10,989,192
    379,500    @     USA Networks, Inc.                               9,813,870
    346,800          Walt Disney Co.                                 10,965,816
                                                                  -------------
                                                                     31,768,878
                                                                  -------------
                     Medical: 1.91%
    199,600          Baxter Intl., Inc.                               9,856,248
                                                                  -------------
                                                                      9,856,248
                                                                  -------------
                     Miscellaneous Manufacturing: 4.96%
    312,000          General Electric Co.                            15,288,000
    179,700   @@     Tyco Intl. Ltd.                                 10,323,765
                                                                  -------------
                                                                     25,611,765
                                                                  -------------
                     Oil & Gas: 6.27%
    307,500          Baker Hughes, Inc.                              12,115,500
     76,000          Texaco, Inc.                                     5,426,400
    276,800          Transocean Sedco Forex, Inc.                    14,794,960
                                                                  -------------
                                                                     32,336,860
                                                                  -------------
                     Pipelines: 2.34%
    306,800          Williams Cos., Inc.                             12,087,920
                                                                  -------------
                                                                     12,087,920
                                                                  -------------
                     Retail: 6.37%
    575,500          The Gap, Inc.                                   17,840,500
    305,300          Home Depot, Inc.                                15,048,237
                                                                  -------------
                                                                     32,888,737
                                                                  -------------
                     Semiconductors: 8.08%
    194,400    @     Analog Devices, Inc.                             8,660,520
    242,500    @     Applied Materials, Inc.                         12,108,025
    127,400    @     Lam Research Corp.                               3,518,788
    186,800    @     Novellus Systems, Inc.                           8,947,720
    238,400   @@     STMicroelectronics NV ADR                        8,475,120
                                                                  -------------
                                                                     41,710,173
                                                                  -------------
                     Software: 7.53%
    359,300    @     Microsoft Corp.                                 24,856,374
    451,800    @     Oracle Corp.                                     6,912,540
    156,000    @     Siebel Systems, Inc.                             7,076,160
                                                                  -------------
                                                                     38,845,074
                                                                  -------------
                     Telecommunications: 11.31%
    612,250          AT+T Corp.                                      10,316,413
    327,100    @     CIENA Corp.                                     17,712,465
    264,800    @     Cisco Systems, Inc.                              5,100,048
    222,400    @     Qualcomm, Inc.                                  13,508,576
    176,900          Scientific-Atlanta, Inc.                         9,289,019
    385,600   @@     Telefonaktiebolaget LM Ericsson ADR              2,467,840
                                                                  -------------
                                                                     58,394,361
                                                                  -------------
                     Total Common Stock (Cost $505,875,103)         489,264,436
                                                                  -------------

Principal
Amount                                                                Value
---------                                                         -------------
SHORT TERM INVESTMENTS: 1.70%
                Repurchase Agreement: 1.70%
$ 8,757,000     State Street Bank Repurchase Agreement 4.000%,
                  due 06/01/01, (Collateralized by $6,720,000
                  U.S. Treasury Bonds, 8.875%, Due 08/15/17,
                  Market Value $8,937,338)                        $   8,757,000
                                                                  -------------
                Total Short-Term Investments (Cost $8,757,000)        8,757,000
                                                                  -------------
                Total Investments in Securities
                  (Cost $514,632,103)*                   96.49%   $ 498,021,436
                Other Assets and Liabilities-Net          3.51%      18,129,428
                                                        ------    -------------
                Net Assets                              100.00%   $ 516,150,864
                                                        ======    =============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt
* Cost for federal income tax purposes is $521,133,848. Net unrealized depreciation consists of:

                Gross Unrealized Appreciation                     $   8,243,767
                Gross Unrealized Depreciation                       (31,356,179)
                                                                  -------------
                Net Unrealized Depreciation                       $ (23,112,412)
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap
Opportunities
Fund

                   PORTFOLIO OF INVESTMENTS as of May 31, 2001
--------------------------------------------------------------------------------

Shares                                                                Value
------                                                            -------------
COMMON STOCK: 97.93%
                     Banks: 4.90%
     12,900          City National Corp.                          $     549,927
     23,100          Commerce Bancorp, Inc.                           1,584,660
     48,200          First Tennessee National Corp.                   1,715,920
     19,500          North Fork Bancorporation                          556,530
     43,100          TCF Financial Corp.                              1,805,459
                                                                  -------------
                                                                      6,212,496
                                                                  -------------
                     Biotechnology: 6.89%
     23,600    @     Genzyme Corp.                                    2,523,784
     22,200    @     Human Genome Sciences, Inc.                      1,472,970
     22,200    @     IDEC Pharmaceuticals Corp.                       1,367,520
     27,500    @     Invitrogen Corp.                                 1,969,275
     36,600    @     Millennium Pharmaceuticals                       1,397,022
                                                                  -------------
                                                                      8,730,571
                                                                  -------------
                     Chemicals: 0.31%
      8,300          Air Products & Chemicals, Inc.                     388,191
                                                                  -------------
                                                                        388,191
                                                                  -------------
                     Commercial Services: 4.04%
     61,400    @     Caremark Rx, Inc.                                  999,592
     80,300    @     Cendant Corp.                                    1,540,154
     41,100    @     Concord EFS, Inc.                                2,083,770
     17,500    @     Robert Half Intl., Inc.                            493,500
                                                                  -------------
                                                                      5,117,016
                                                                  -------------
                     Computers: 5.40%
     39,500    @     Brocade Communications System                    1,540,500
     29,100    @     Lexmark Intl., Inc.                              1,803,909
     62,500    @     McData Corp.                                     1,925,000
     26,500    @     Sungard Data Systems, Inc.                       1,576,220
                                                                  -------------
                                                                      6,845,629
                                                                  -------------
                     Diversified Financial Services: 1.90%
     31,600          Heller Financial, Inc.                           1,087,040
     69,200    @     Instinet Group, Inc.                             1,319,644
                                                                  -------------
                                                                      2,406,684
                                                                  -------------
                     Electric: 3.05%
     26,600    @     Calpine Corp.                                    1,311,380
     20,900    @     NRG Energy, Inc.                                   612,997
     44,500    @     Orion Power Holdings, Inc.                       1,217,075
     20,900    @     Reliant Resources, Inc.                            718,960
                                                                  -------------
                                                                      3,860,412
                                                                  -------------
                     Electrical Components & Equipment: 2.31%
     37,300    @     American Power Conversion                          605,752
     70,700    @     Capstone Turbine Corp.                           2,323,909
                                                                  -------------
                                                                      2,929,661
                                                                  -------------
                     Electronics: 0.45%
     19,500    @     Jabil Circuit, Inc.                                572,910
                                                                  -------------
                                                                        572,910
                                                                  -------------
                     Engineering & Construction: 1.82%
     39,500          Fluor Corp.                                      2,303,640
                                                                  -------------
                                                                      2,303,640
                                                                  -------------
                     Forest Products & Paper: 0.96%
     21,300          Weyerhaeuser Co.                                 1,218,573
                                                                  -------------
                                                                      1,218,573
                                                                  -------------
                     Healthcare--Products: 2.73%
     31,400          Biomet, Inc.                                     1,402,638
     82,700    @     Boston Scientific Corp.                          1,432,364
     13,400    @     Minimed, Inc.                                      626,718
                                                                  -------------
                                                                      3,461,720
                                                                  -------------
                     Healthcare-Services: 1.07%
      9,700    @     Laboratory Corp. of America Holdings             1,360,522
                                                                  -------------
                                                                      1,360,522
                                                                  -------------
                     Insurance: 3.46%
     25,550          AMBAC Financial Group, Inc.                      1,432,078
    128,600          Conseco, Inc.                                    2,240,212
      8,400          Radian Group, Inc.                                 713,160
                                                                  -------------
                                                                      4,385,450
                                                                  -------------
                     Internet: 1.36%
     29,500    @     TMP Worldwide, Inc.                              1,718,965
                                                                  -------------
                                                                      1,718,965
                                                                  -------------
                     Media: 3.06%
     74,100    @     Hispanic Broadcasting Corp.                      1,833,975
     37,400    @     Univision Communications, Inc.                   1,635,502
     13,000    @     Westwood One, Inc.                                 402,870
                                                                  -------------
                                                                      3,872,347
                                                                  -------------
                     Metal Fabricate/Hardware: 1.97%
     42,400    @     The Shaw Group, Inc.                             2,492,272
                                                                  -------------
                                                                      2,492,272
                                                                  -------------
                     Office/Business Equipment: 0.55%
     71,000          Xerox Corp.                                        703,610
                                                                  -------------
                                                                        703,610
                                                                  -------------
                     Oil & Gas: 10.14%
     15,200    @     Cooper Cameron Corp.                             1,053,056
     57,100          Diamond Offshore Drilling                        2,261,731
     42,500    @     Grant Prideco, Inc.                                957,100
     13,400    @     Lone Star Technologies                             598,310
     67,700    @     National--Oilwell, Inc.                          2,335,650
      8,600    @     Noble Drilling Corp.                               367,220
     24,800   @@     Santa Fe Intl. Corp.                               914,624
      7,200    @     Smith Intl., Inc.                                  559,440
     21,300          Tidewater, Inc.                                    999,183
     28,300    @     Varco Intl., Inc.                                  681,747
     37,600    @     Weatherford Intl., Inc.                          2,119,512
                                                                  -------------
                                                                     12,847,573
                                                                  -------------
                     Pharmaceuticals: 2.69%
     25,600    @     Gilead Sciences, Inc.                            1,324,800
     27,437    @     King Pharmaceuticals, Inc.                       1,387,763
     17,300    @     Medimmune, Inc.                                    689,751
                                                                  -------------
                                                                      3,402,314
                                                                  -------------
                     Pipelines: 1.86%
     44,400    @     Aquila, Inc.                                     1,318,680
     21,000          Dynegy, Inc.                                     1,035,300
                                                                  -------------
                                                                      2,353,980
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap
Opportunities
Fund

             PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

Shares                                                                Value
 ------                                                            -------------
                     Retail: 8.72%
     31,000    @     Abercrombie & Fitch Co.                      $   1,278,130
     51,100    @     American Eagle Outfitters                        1,877,925
     36,000    @     AnnTaylor Stores Corp.                           1,228,320
     33,000    @     Best Buy Co., Inc.                               1,753,950
     12,600    @     BJ's Wholesale Club, Inc.                          614,250
     51,300    @     Dollar Tree Stores, Inc.                         1,322,514
     21,600          Tiffany & Co.                                      746,928
     66,400          TJX Cos., Inc.                                   2,221,744
                                                                  -------------
                                                                     11,043,761
                                                                  -------------
                     Semiconductors: 12.89%
     22,800    @     Analog Devices, Inc.                             1,015,740
     11,400    @     Broadcom Corp.                                     379,164
     55,800    @     Cirrus Logic, Inc.                               1,104,840
     63,800    @     Elantec Semiconductor, Inc.                      2,041,600
     16,100    @     International Rectifier Corp.                      966,966
     65,900    @     Intersil Corp.                                   2,147,681
     19,500    @     KLA-Tencor Corp.                                 1,006,590
     62,300    @     Lam Research Corp.                               1,720,726
     22,800    @     Nvidia Corp.                                     1,951,908
     25,000    @     PMC -- Sierra, Inc.                                782,500
     49,200    @     Teradyne, Inc.                                   1,960,620
     54,900    @     Transmeta Corp.                                    667,584
     14,300    @     Xilinx, Inc.                                       589,875
                                                                  -------------
                                                                     16,335,794
                                                                  -------------
                     Software: 4.63%
     41,400    @     Manugistics Group, Inc.                          1,486,674
     25,400    @     Mercury Interactive Corp.                        1,504,696
     22,900    @     Micromuse, Inc.                                    872,490
     72,100    @     Peregrine Systems, Inc.                          1,996,449
                                                                  -------------
                                                                      5,860,309
                                                                  -------------
                     Telecommunications: 10.18%
     69,900    @     Echostar Communications Corp.                    2,138,241
     45,300    @     Emulex Corp.                                     1,571,457
     50,200    @     Finisar Corp.                                      755,510
     26,200    @     JDS Uniphase Corp.                                 437,802
     50,600    @     RF Micro Devices, Inc.                           1,319,648
     34,900          Scientific-Atlanta, Inc.                         1,832,599
     44,000    @     Sonus Networks, Inc.                             1,133,440
     63,900  @,@@    Tycom Ltd.                                       1,137,420
    109,600    @     Utstarcom, Inc.                                  2,578,888
                                                                  -------------
                                                                     12,905,005
                                                                  -------------
                     Transportation: 0.59%
     11,600          Expeditors Intl. of Washington, Inc.               746,924
                                                                  -------------
                                                                        746,924
                                                                  -------------
                     Total Common Stock (Cost $116,605,509)         124,076,329
                                                                  -------------

Principal
Amount                                                                Value
---------                                                         -------------
SHORT TERM INVESTMENTS: 0.78%
                Repurchase Agreement: 0.78%
$   985,000     State Street Bank & Trust Repurchase Agreement,
                  4.000%, due 06/01/01, (Collateralized by
                  $760,000 U.S. Treasury Bonds, 9.000%, Due
                  11/15/18, Market Value $1,010,800)              $     985,000
                                                                  -------------
                Total Short-Term Investments (Cost $985,000)            985,000
                                                                  -------------
                Total Investments in Securities
                  (Cost $117,590,509)*                   98.71%   $ 125,061,329
                Other Assets and Liabilities-Net          1.29%       1,629,973
                                                        ------    -------------
                Net Assets                              100.00%   $ 126,691,302
                                                        ======    =============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is $119,019,131. Net unrealized appreciation consists of:

                Gross Unrealized Appreciation                     $   9,584,843
                Gross Unrealized Depreciation                        (3,542,645)
                                                                  -------------
                Net Unrealized Appreciation                       $   6,042,198
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap
Growth
Fund

                  PORTFOLIO OF INVESTMENTS as of May 31, 2001
--------------------------------------------------------------------------------

Shares                                                                Value
------                                                            -------------
COMMON STOCK: 97.47%
                     Banks: 4.30%
     70,500          Commerce Bancorp, Inc.                       $   4,836,300
    134,700          First Tennessee National Corp.                   4,795,320
    136,200          TCF Financial Corp.                              5,705,418
                                                                  -------------
                                                                     15,337,038
                                                                  -------------
                     Biotechnology: 5.74%
     66,500    @     Genzyme Corp. - General Division                 7,111,510
     54,600    @     Human Genome Sciences, Inc.                      3,622,710
     62,900    @     IDEC Pharmaceuticals Corp.                       3,874,640
     34,000    @     Invitrogen Corp.                                 2,434,740
     90,000    @     Millennium Pharmaceuticals                       3,435,300
                                                                  -------------
                                                                     20,478,900
                                                                  -------------
                     Commercial Services: 3.57%
    171,400    @     Caremark Rx, Inc.                                2,790,392
    210,800    @     Cendant Corp.                                    4,043,144
    116,600    @     Concord EFS, Inc.                                5,911,620
                                                                  -------------
                                                                     12,745,156
                                                                  -------------
                     Computers: 5.38%
    110,300    @     Brocade Communications System                    4,301,700
     81,800    @     Lexmark Intl., Inc.                              5,070,782
    175,800    @     McData Corp.                                     5,414,640
     74,100    @     Sungard Data Systems, Inc.                       4,407,468
                                                                  -------------
                                                                     19,194,590
                                                                  -------------
                     Diversified Financial Services: 1.95%
     95,100          Heller Financial, Inc.                           3,271,440
    193,200    @     Instinet Group, Inc.                             3,684,324
                                                                  -------------
                                                                      6,955,764
                                                                  -------------
                     Electric: 2.92%
     68,200    @     Calpine Corp.                                    3,362,260
     54,700    @     NRG Energy, Inc.                                 1,604,351
    125,500    @     Orion Power Holdings, Inc.                       3,432,425
     58,400    @     Reliant Resources, Inc.                          2,008,960
                                                                  -------------
                                                                     10,407,996
                                                                  -------------
                     Electrical Components & Equipment: 1.95%
    211,900    @     Capstone Turbine Corp.                           6,965,153
                                                                  -------------
                                                                      6,965,153
                                                                  -------------
                     Electronics: 0.94%
    105,800    @     American Power Conversion Corp.                  1,718,192
     55,200    @     Jabil Circuit, Inc.                              1,621,776
                                                                  -------------
                                                                      3,339,968
                                                                  -------------
                     Engineering & Construction: 1.81%
    110,400          Fluor Corp.                                      6,438,528
                                                                  -------------
                                                                      6,438,528
                                                                  -------------
                     Forest Products & Paper: 0.95%
     59,300          Weyerhaeuser Co.                                 3,392,553
                                                                  -------------
                                                                      3,392,553
                                                                  -------------
                     Healthcare-Products: 1.92%
    292,500    @     Boston Scientific Corp.                          5,066,100
     37,900    @     Minimed, Inc.                                    1,772,583
                                                                  -------------
                                                                      6,838,683
                                                                  -------------
                     Healthcare-Services: 1.08%
     27,400    @     Laboratory Corp. of America Holdings             3,843,124
                                                                  -------------
                                                                      3,843,124
                                                                  -------------
                     Insurance: 2.41%
    359,900          Conseco, Inc.                                    6,269,458
     27,300          Radian Group, Inc.                               2,317,770
                                                                  -------------
                                                                      8,587,228
                                                                  -------------
                     Internet: 1.19%
     72,700    @     TMP Worldwide, Inc.                              4,236,229
                                                                  -------------
                                                                      4,236,229
                                                                  -------------
                     Media: 3.04%
    207,000    @     Hispanic Broadcasting Corp.                      5,123,250
    104,500    @     Univision Communications, Inc.                   4,569,785
     36,700    @     Westwood One, Inc.                               1,137,333
                                                                  -------------
                                                                     10,830,368
                                                                  -------------
                     Medical: 0.96%
     76,700    @     Biomet, Inc.                                     3,426,189
                                                                  -------------
                                                                      3,426,189
                                                                  -------------
                     Metal Fabricate/Hardware: 1.96%
    119,100    @     The Shaw Group, Inc.                             7,000,698
                                                                  -------------
                                                                      7,000,698
                                                                  -------------
                     Office/Business Equipment: 0.55%
    198,200          Xerox Corp.                                      1,964,162
                                                                  -------------
                                                                      1,964,162
                                                                  -------------
                     Oil & Gas: 9.88%
     42,500    @     Cooper Cameron Corp.                             2,944,400
    159,800          Diamond Offshore Drilling                        6,329,678
    118,900    @     Grant Prideco, Inc.                              2,677,628
    220,300    @     National-Oilwell, Inc.                           7,600,350
     69,400   @@     Santa Fe Intl. Corp.                             2,559,472
     35,200    @     Smith Intl., Inc.                                2,735,040
     59,600          Tidewater, Inc.                                  2,795,836
     79,400    @     Varco Intl., Inc.                                1,912,746
    100,500    @     Weatherford Intl., Inc.                          5,665,185
                                                                  -------------
                                                                     35,220,335
                                                                  -------------
                     Pharmaceuticals: 3.63%
     71,500    @     Gilead Sciences, Inc.                            3,700,125
     78,000    @     King Pharmaceuticals, Inc.                       3,945,240
    132,500    @     Medimmune, Inc.                                  5,282,775
                                                                  -------------
                                                                     12,928,140
                                                                  -------------
                     Pipelines: 1.85%
    124,600    @     Aquila, Inc.                                     3,700,620
     58,900          Dynegy, Inc.                                     2,903,770
                                                                  -------------
                                                                      6,604,390
                                                                  -------------
                     Retail: 8.76%
     87,200    @     Abercrombie and Fitch Co.                        3,595,256
    143,300    @     American Eagle Outfitters, Inc.                  5,266,275
    100,000    @     AnnTaylor Stores Corp.                           3,412,000
     93,500    @     Best Buy Co., Inc.                               4,969,525
    145,500    @     Dollar Tree Stores, Inc.                         3,750,990
     61,400          Tiffany & Co.                                    2,123,212
    242,800          TJX Cos., Inc.                                   8,124,088
                                                                  -------------
                                                                     31,241,346
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap
Growth
Fund

             PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

Shares                                                                Value
------                                                            -------------
                     Semiconductors: 13.49%
    114,600   @      Analog Devices, Inc.                         $   5,105,430
     31,900   @      Broadcom Corp.                                   1,060,994
    158,300   @      Cirrus Logic, Inc.                               3,134,340
    179,400   @      Elantec Semiconductor, Inc.                      5,740,800
     45,800   @      International Rectifier Corp.                    2,750,748
    183,900   @      Intersil Corp.                                   5,993,301
     54,700   @      KLA-Tencor Corp.                                 2,823,614
    174,100   @      Lam Research Corp.                               4,808,642
     64,000   @      Nvidia Corp.                                     5,479,040
     69,900   @      PMC -- Sierra, Inc.                              2,187,870
    138,200   @      Teradyne, Inc.                                   5,507,270
    153,300   @      Transmeta Corp.                                  1,864,128
     40,000   @      Xilinx, Inc.                                     1,650,000
                                                                  -------------
                                                                     48,106,177
                                                                  -------------
                     Software: 5.72%
     74,400   @      Manugistics Group, Inc.                          2,671,704
    106,800   @      Mercury Interactive Corp.                        6,326,832
    142,000   @      Micromuse, Inc.                                  5,410,200
    216,900   @      Peregrine Systems, Inc.                          6,005,961
                                                                  -------------
                                                                     20,414,697
                                                                  -------------
                     Telecommunications: 10.93%
    195,200   @      Echostar Communications Corp.                    5,971,168
    163,400   @      Emulex Corp.                                     5,668,346
    141,300   @      Finisar Corp.                                    2,126,565
    240,100   @      JDS Uniphase Corp.                               4,012,071
    141,200   @      RF Micro Devices, Inc.                           3,682,496
     75,700          Scientific-Atlanta, Inc.                         3,975,007
    123,400   @      Sonus Networks, Inc.                             3,178,784
    175,600   @      Tycom Ltd.                                       3,125,680
    307,500   @      Utstarcom, Inc.                                  7,235,475
                                                                  -------------
                                                                     38,975,592
                                                                  -------------
                     Transportation: 0.59%
     32,500          Expeditors Intl. of Washington, Inc.             2,092,675
                                                                  -------------
                                                                      2,092,675
                                                                  -------------
                     Total Common Stock (Cost $326,362,242)         347,565,679
                                                                  -------------

Principal
Amount                                                                Value
---------                                                         -------------
SHORT TERM INVESTMENTS: 1.20%
                Repurchase Agreement: 1.20%
$4,270,000      State Street Bank Repurchase Agreement 4.000%,
                  due 06/01/01, (Collateralized by $3,275,000
                  U.S. Treasury Bonds, 8.875%, Due 08/15/17,
                  Market Value $4,355,622)                        $   4,270,000
                                                                  -------------
                Total Short-Term Investments (Cost $4,270,000)        4,270,000
                                                                  -------------
                Total Investments in Securities
                  (Cost $330,632,242)*                  98.67%    $ 351,835,679
                Other Assets and Liabilities-Net         1.33%        4,745,445
                                                       ------     -------------
                Net Assets                             100.00%    $ 356,581,124
                                                       ======     =============

@    Nonincome producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is $333,431,261. Net unrealized appreciation consists of:

                Gross Unrealized Appreciation                     $  27,936,069
                Gross Unrealized Depreciation                        (9,531,651)
                                                                  -------------
                Net Unrealized Appreciation                       $  18,804,418
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
Growth + Value
Fund

                   PORTFOLIO OF INVESTMENTS as of May 31, 2001
--------------------------------------------------------------------------------

Shares                                                                Value
------                                                            -------------
COMMON STOCK: 95.44%
                     Apparel: 6.02%
    374,600    @     Jones Apparel Group, Inc.                    $  16,557,320
    459,000    @     Reebok Intl. Ltd.                               13,237,560
    300,900    @     Skechers U.S.A., Inc.                           10,561,590
                                                                  -------------
                                                                     40,356,470
                                                                  -------------
                     Commercial Services: 10.69%
    577,000    @     Concord EFS, Inc.                               29,253,900
    314,600    @     Pharmaceutical Product Development              10,095,514
    236,000    @     Professional Detailing, Inc.                    21,851,240
    233,200    @     Rent-A-Center, Inc.                             10,438,032
                                                                  -------------
                                                                     71,638,686
                                                                  -------------
                     Computers: 6.52%
    186,200    @     Affiliated Computer Services, Inc.              13,452,950
    308,700    @     Bisys Group, Inc.                               15,780,744
    550,600    @     Mentor Graphics Corp.                           14,480,780
                                                                  -------------
                                                                     43,714,474
                                                                  -------------
                     Diversified Financial Services: 4.51%
    578,400    @     AmeriCredit Corp.                               30,192,480
                                                                  -------------
                                                                     30,192,480
                                                                  -------------
                     Electrical Components & Equipment: 0.83%
    181,500          C&D Technologies, Inc.                           5,572,050
                                                                  -------------
                                                                      5,572,050
                                                                  -------------
                     Electronics: 1.52%
    499,500    @     Merix Corp.                                     10,219,770
                                                                  -------------
                                                                     10,219,770
                                                                  -------------
                     Healthcare-Products: 11.08%
    466,600          Biomet, Inc.                                    20,843,022
    323,000    @     Henry Schein, Inc.                              12,193,250
    406,000    @     Respironics, Inc.                               11,359,880
    214,000    @     St. Jude Medical, Inc.                          13,165,280
    289,000    @     Stryker Corp.                                   16,603,050
                                                                  -------------
                                                                     74,164,482
                                                                  -------------
                     Healthcare-Services: 8.74%
    108,200    @     Laboratory Corp. of America Holdings            15,176,132
    299,300    @     Lincare Holdings, Inc.                          17,371,372
    167,200    @     Quest Diagnostics, Inc.                         20,667,592
     93,500    @     Trigon Healthcare, Inc.                          5,328,565
                                                                  -------------
                                                                     58,543,661
                                                                  -------------
                     Home Builders: 2.62%
    473,900          Lennar Corp.                                    17,534,300
                                                                  -------------
                                                                     17,534,300
                                                                  -------------
                     Insurance: 5.12%
    282,600          Loews Corp.                                     19,496,574
    391,000          Torchmark Corp.                                 14,826,720
                                                                  -------------
                                                                     34,323,294
                                                                  -------------
                     Leisure Time: 0.69%
    202,800          Callaway Golf Co.                                4,605,588
                                                                  -------------
                                                                      4,605,588
                                                                  -------------
                     Machinery-Diversified: 0.09%
     20,000          Stewart & Stevenson Services                       582,000
                                                                  -------------
                                                                        582,000
                                                                  -------------
                     Oil & Gas: 4.78%
    407,800    @     Nabors Industries, Inc.                         20,736,630
    382,500          XTO Energy, Inc.                                11,283,750
                                                                  -------------
                                                                     32,020,380
                                                                  -------------
                     Pharmaceuticals: 2.68%
    310,700    @     Amerisource Health Corp.                        17,930,497
                                                                  -------------
                                                                     17,930,497
                                                                  -------------
                     Retail: 7.85%
    382,700    @     Abercrombie & Fitch Co.                         15,778,721
    445,250    @     American Eagle Outfitters                       16,362,937
    280,200    @     Brinker Intl., Inc.                              6,878,910
    377,200          Talbots, Inc.                                   13,579,200
                                                                  -------------
                                                                     52,599,768
                                                                  -------------
                     Semiconductors: 10.66%
    317,700    @     Integrated Device Technology, Inc.              11,640,528
    537,900    @     International Rectifier Corp.                   32,306,274
    320,000    @     Nvidia Corp.                                    27,395,200
                                                                  -------------
                                                                     71,342,002
                                                                  -------------
                     Software: 3.23%
    163,000    @     Activision, Inc.                                 5,551,780
    555,800          IMS Health, Inc.                                16,107,084
                                                                  -------------
                                                                     21,658,864
                                                                  -------------
                     Telecommunications: 6.20%
    549,500    @     Emulex Corp.                                    19,062,155
    427,600          Scientific-Atlanta, Inc.                        22,453,276
                                                                  -------------
                                                                     41,515,431
                                                                  -------------
                     Transportation: 1.61%
    216,200   @@     Teekay Shipping Corp.                           10,810,000
                                                                  -------------
                                                                     10,810,000
                                                                  -------------
                     Total Common Stock (Cost $597,889,680)         639,324,197
                                                                  -------------

Principal
Amount                                                                Value
---------                                                         -------------
 SHORT TERM INVESTMENTS: 1.62%
                Repurchase Agreement: 1.62%
$10,860,000     State Street Bank & Trust Repurchase Agreement,
                  4.000%, due 06/01/01 (Collateralized by
                  $9,540,000 U.S Treasury Bonds, 7.500%,
                  Due 11/15/16, Market Value $11,078,325)         $  10,860,000
                                                                  -------------
                Total Short-Term Investments (Cost $10,860,000)      10,860,000
                                                                  -------------
                Total Investments in Securities
                  (Cost $608,749,680)*                  97.06%    $ 650,184,197
                Other Assets and Liabilities-Net         2.94%       19,697,174
                                                       ------     -------------
                Net Assets                             100.00%    $ 669,881,371
                                                       ======     =============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is $608,931,614. Net unrealized appreciation consists of:

                Gross Unrealized Appreciation                     $  59,303,876
                Gross Unrealized Depreciation                       (18,051,293)
                                                                  -------------
                Net Unrealized Appreciation                       $  41,252,583
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap
Opportunities
Fund

                   PORTFOLIO OF INVESTMENTS as of May 31, 2001
--------------------------------------------------------------------------------

Shares                                                                Value
------                                                            -------------
COMMON STOCK: 99.85%
                     Apparel: 2.20%
    160,466    @     Coach, Inc.                                  $   5,624,333
     65,800    @     Columbia Sportswear Co.                          4,612,580
                                                                  -------------
                                                                     10,236,913
                                                                  -------------
                     Banks: 0.33%
     36,400          TCF Financial Corp.                              1,524,796
                                                                  -------------
                                                                      1,524,796
                                                                  -------------
                     Biotechnology: 4.28%
     65,000    @     Enzon, Inc.                                      4,550,000
    289,100  @,@@    Hemosol, Inc.                                    2,804,270
     67,600    @     Invitrogen Corp.                                 4,840,836
     44,900    @     Myriad Genetics, Inc.                            2,786,045
     66,000    @     Protein Design Labs, Inc.                        4,897,860
                                                                  -------------
                                                                     19,879,011
                                                                  -------------
                     Building Materials: 0.48%
    139,100    @     Dal-Tile Intl., Inc.                             2,225,600
                                                                  -------------
                                                                      2,225,600
                                                                  -------------
                     Commercial Services: 4.37%
    365,900    @     Caremark Rx, Inc.                                5,956,852
    194,400    @     Pharmaceutical Product Development               6,238,296
    112,500    @     Resources Connection                             3,453,750
    249,900    @     Sylvan Learning Systems, Inc.                    4,623,150
                                                                  -------------
                                                                     20,272,048
                                                                  -------------
                     Computers: 3.63%
    271,300    @     Electronics for Imaging, Inc.                    6,513,913
     83,100    @     Manhattan Associates, Inc.                       2,743,131
     89,600    @     Mercury Computer Systems, Inc.                   4,273,920
    172,000    @     Numerical Technologies, Inc.                     3,336,800
                                                                  -------------
                                                                     16,867,764
                                                                  -------------
                     Diversified Financial Services: 2.29%
    128,300    @     AmeriCredit Corp.                                6,697,260
    115,000          Heller Financial, Inc.                           3,956,000
                                                                  -------------
                                                                     10,653,260
                                                                  -------------
                     Electrical Components & Equipment: 2.60%
    201,700    @     Advanced Energy Industries                       6,595,590
    166,300    @     Capstone Turbine Corp.                           5,466,281
                                                                  -------------
                                                                     12,061,871
                                                                  -------------
                     Electronics: 2.20%
    151,900    @     FEI Co.                                          5,377,260
    142,900    @     Varian, Inc.                                     4,851,455
                                                                  -------------
                                                                     10,228,715
                                                                  -------------
                     Environmental Control: 1.81%
     83,600    @     Stericycle, Inc.                                 3,580,588
    161,000    @     Waste Connections, Inc.                          4,807,460
                                                                  -------------
                                                                      8,388,048
                                                                  -------------
                     Food: 1.04%
     84,400    @     Whole Foods Market, Inc.                         4,833,588
                                                                  -------------
                                                                      4,833,588
                                                                  -------------
                     Healthcare-Products: 7.89%
     41,400    @     Biosite Diagnostics, Inc.                        2,108,502
    179,000    @     Cardiodynamics                                     957,650
    124,800    @     Cytyc Corp.                                      2,720,640
     81,800  @,@@    ESC Medical Systems Ltd.                         2,229,050
    205,900    @     Henry Schein, Inc.                               7,772,725
    142,900    @     Inverness Medical Technology, Inc.               5,187,270
    114,100    @     Kensey Nash Corp.                                1,483,300
     50,400    @     Med-Design Corp.                                 1,163,736
     84,600    @     Minimed, Inc.                                    3,956,742
     85,500    @     Resmed, Inc.                                     4,668,300
     60,400    @     Varian Medical Systems, Inc.                     4,379,000
                                                                  -------------
                                                                     36,626,915
                                                                  -------------
                     Healthcare-Services: 2.94%
     93,800    @     American Healthways, Inc.                        2,435,048
    182,300    @     Amsurg Corp.                                     4,138,210
     85,600    @     Rightchoice Managed Care, Inc.                   3,338,400
    113,400    @     Specialty Laboratories                           3,734,262
                                                                  -------------
                                                                     13,645,920
                                                                  -------------
                     Internet: 0.56%
    179,500    @     Network Associates, Inc.                         2,606,340
                                                                  -------------
                                                                      2,606,340
                                                                  -------------
                     Machinery-Diversified: 2.67%
    150,700    @     Brooks Automation, Inc.                          7,415,947
    144,700    @     Global Power Equipment Group, Inc.               4,992,150
                                                                  -------------
                                                                     12,408,097
                                                                  -------------
                     Media: 1.33%
    180,800    @     Cumulus Media, Inc.                              2,164,176
    130,100    @     Emmis Communications Corp.                       4,023,993
                                                                  -------------
                                                                      6,188,169
                                                                  -------------
                     Metal Fabricate/Hardware: 1.52%
    120,400    @     The Shaw Group, Inc.                             7,077,112
                                                                  -------------
                                                                      7,077,112
                                                                  -------------
                     Oil & Gas: 14.55%
    141,000    @     Dril-Quip, Inc.                                  4,441,500
    107,400    @     Evergreen Resources, Inc.                        4,833,000
    114,900    @     Grant Prideco, Inc.                              2,587,548
    131,400    @     Hydril Co.                                       3,909,150
    446,600    @     Key Energy Services, Inc.                        6,118,420
    131,200    @     Marine Drilling Co., Inc.                        3,411,200
    190,000    @     National-Oilwell, Inc.                           6,555,000
    299,300    @     Pride Intl., Inc.                                7,970,359
    220,400    @     Seitel, Inc.                                     3,857,000
    194,500    @     Spinnaker Exploration Co.                        7,912,260
    139,200    @     Veritas DGC, Inc.                                4,873,392
     92,100    @     Westport Resources Corp.                         2,675,505
    199,900    @     W-H Energy Services, Inc.                        6,016,990
     80,950          XTO Energy, Inc.                                 2,388,025
                                                                  -------------
                                                                     67,549,349
                                                                  -------------
                     Pharmaceuticals: 4.24%
    159,800    @     Abgenix, Inc.                                    6,369,628
     78,000    @     Alkermes, Inc.                                   2,361,060
    167,400    @     Cubist Pharmaceuticals, Inc.                     4,670,460
     24,000    @     CV Therapeutics, Inc.                            1,128,720
    104,100    @     Imclone Systems, Inc.                            5,168,565
                                                                  -------------
                                                                     19,698,433
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap
Opportunities
Fund

             PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

Shares                                                                Value
------                                                            -------------
                     Retail: 12.90%
    231,800    @     Abercrombie & Fitch Co.                      $   9,557,114
     85,350    @     American Eagle Outfitters                        3,136,613
    154,200    @     AnnTaylor Stores Corp.                           5,261,304
     91,800    @     Bebe Stores, Inc.                                2,466,666
     15,300    @     BUCA, Inc.                                         333,540
    180,600    @     Charlotte Russe Holding, Inc.                    4,970,112
     72,000    @     Childrens Place                                  2,062,800
     80,416    @     HOT Topic, Inc.                                  2,320,002
     80,600    @     Krispy Kreme Doughnuts, Inc.                     5,892,666
    161,300    @     P.F. Chang's China Bistro, Inc.                  6,242,310
     91,000          TJX Cos., Inc.                                   3,044,860
     82,000    @     Tweeter Home Entertainment Group, Inc.           2,214,000
    184,400    @     Wet Seal, Inc.                                   6,463,220
    177,100    @     Williams-Sonoma, Inc.                            5,964,728
                                                                  -------------
                                                                     59,929,935
                                                                  -------------
                     Semiconductors: 12.73%
    230,500  @,@@    ASM Intl. NV                                     5,100,965
    135,600    @     ATMI, Inc.                                       3,551,025
    175,400    @     Cirrus Logic, Inc.                               3,472,920
    150,700    @     Elantec Semiconductor, Inc.                      4,822,400
     90,000    @     Entegris, Inc.                                   1,098,000
     18,400    @     Intersil Corp.                                     599,656
    270,900    @     Lam Research Corp.                               7,482,258
    219,900    @     LTX Corp.                                        5,334,774
    199,200    @     Microsemi Corp.                                 11,454,000
      8,500    @     Novellus Systems, Inc.                             407,150
    220,500  @,@@    O2Micro Intl. Ltd.                               2,229,255
    100,300    @     Rudolph Technologies, Inc.                       4,419,218
    193,100    @     Simplex Solutions, Inc.                          4,595,780
     98,900    @     Veeco Instruments, Inc.                          4,560,279
                                                                  -------------
                                                                     59,127,680
                                                                  -------------
                     Software: 6.36%
    127,600    @     Eclipsys Corp.                                   2,774,024
    154,000    @     HNC Software                                     4,322,780
    214,700    @     Manugistics Group, Inc.                          7,709,877
    120,000    @     NetIQ Corp.                                      2,916,000
    241,400    @     Peregrine Systems, Inc.                          6,684,366
    196,200    @     Serena Software, Inc.                            5,132,592
                                                                  -------------
                                                                     29,539,639
                                                                  -------------
                     Telecommunications: 6.93%
    168,100    @     Advanced Fibre Communications, Inc.              3,113,212
    284,800    @     Avici Systems, Inc.                              2,885,024
    172,000    @     Digital Lightwave, Inc.                          8,011,760
    139,200    @     Finisar Corp.                                    2,094,960
     70,900    @     Ixia                                               957,150
    268,500    @     New Focus, Inc.                                  2,682,314
    130,800    @     Powerwave Technologies, Inc.                     1,778,880
    138,000    @     RF Micro Devices, Inc.                           3,599,040
    101,700    @     Sonus Networks, Inc.                             2,619,792
    166,800    @     Tellium, Inc.                                    4,416,864
                                                                  -------------
                                                                     32,158,996
                                                                  -------------
                     Total Common Stock (Cost $403,944,044)         463,728,199
                                                                  -------------

Principal
Amount                                                                Value
---------                                                         -------------
                     Total Investments in Securities
                       (Cost $403,944,044)*              99.85%   $ 463,728,199
                     Other Assets and Liabilities-Net     0.15%         685,719
                                                        ------    -------------
                     Net Assets                         100.00%   $ 464,413,918
                                                        ======    =============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is $405,751,109. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                $  71,779,737
                     Gross Unrealized Depreciation                  (13,802,647)
                                                                  -------------
                     Net Unrealized Appreciation                  $  59,977,090
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap
Growth
Fund

                   PORTFOLIO OF INVESTMENTS as of May 31, 2001
--------------------------------------------------------------------------------

Shares                                                                Value
------                                                            -------------
COMMON STOCK: 100.27%
                     Apparel: 2.98%
    125,502    @     Coach, Inc.                                  $   4,398,845
     51,700    @     Columbia Sportswear Co.                          3,624,170
     65,600    @     Timberland Co.                                   2,828,016
                                                                  -------------
                                                                     10,851,031
                                                                  -------------
                     Banks: 0.33%
     28,300          TCF Financial Corp.                              1,185,487
                                                                  -------------
                                                                      1,185,487
                                                                  -------------
                     Biotechnology: 4.15%
     51,200    @     Enzon, Inc.                                      3,584,000
    216,300  @,@@    Hemosol, Inc.                                    2,098,110
     47,400    @     Invitrogen Corp.                                 3,394,314
     35,400    @     Myriad Genetics, Inc.                            2,196,570
     51,600    @     Protein Design Labs, Inc.                        3,829,236
                                                                  -------------
                                                                     15,102,230
                                                                  -------------
                     Building Materials: 0.48%
    109,100    @     Dal-Tile Intl., Inc.                             1,745,600
                                                                  -------------
                                                                      1,745,600
                                                                  -------------
                     Commercial Services: 4.98%
    429,300    @     Caremark Rx, Inc.                                6,989,004
    147,800    @     Pharmaceutical Product Development               4,742,902
     87,800    @     Resources Connection                             2,695,460
    197,700    @     Sylvan Learning Systems, Inc.                    3,657,450
                                                                  -------------
                                                                     18,084,816
                                                                  -------------
                     Computers: 3.57%
    211,900    @     Electronics for Imaging, Inc.                    5,087,719
     42,400    @     Manhattan Associates, Inc.                       1,399,624
     70,000    @     Mercury Computer Systems, Inc.                   3,339,000
    162,500    @     Numerical Technologies, Inc.                     3,152,500
                                                                  -------------
                                                                     12,978,843
                                                                  -------------
                     Diversified Financial Services: 2.21%
     95,900    @     AmeriCredit Corp.                                5,005,980
     88,000          Heller Financial, Inc.                           3,027,200
                                                                  -------------
                                                                      8,033,180
                                                                  -------------
                     Electrical Components & Equipment: 2.42%
    146,700    @     Advanced Energy Industries, Inc.                 4,797,090
    121,800    @     Capstone Turbine Corp.                           4,003,566
                                                                  -------------
                                                                      8,800,656
                                                                  -------------
                     Electronics: 2.16%
    119,300    @     FEI Co.                                          4,223,220
    106,700    @     Varian, Inc.                                     3,622,465
                                                                  -------------
                                                                      7,845,685
                                                                  -------------
                     Environmental Control: 2.42%
     66,900    @     Stericycle, Inc.                                 2,865,327
    198,900    @     Waste Connections, Inc.                          5,939,154
                                                                  -------------
                                                                      8,804,481
                                                                  -------------
                     Food: 1.04%
     66,200    @     Whole Foods Market, Inc.                         3,791,274
                                                                  -------------
                                                                      3,791,274
                                                                  -------------
                     Healthcare-Products: 6.91%
     97,400    @     Cytyc Corp.                                      2,123,320
     64,600  @,@@    ESC Medical Systems Ltd.                         1,760,350
    152,000    @     Henry Schein, Inc.                               5,738,000
    103,300    @     Inverness Medical Technology, Inc.               3,749,790
     81,500    @     Kensey Nash Corp.                                1,059,500
     39,800    @     Med-Design Corp.                                   918,982
     66,200    @     Minimed, Inc.                                    3,096,174
     63,900    @     Resmed, Inc.                                     3,488,940
     44,000    @     Varian Medical Systems, Inc.                     3,190,000
                                                                  -------------
                                                                     25,125,056
                                                                  -------------
                     Healthcare-Services: 3.15%
     74,200    @     American Healthways, Inc.                        1,926,232
    143,900    @     Amsurg Corp.                                     3,266,530
     32,300    @     Biosite Diagnostics, Inc.                        1,645,039
     44,600    @     Rightchoice Managed Care, Inc.                   1,739,400
     86,700    @     Specialty Laboratories                           2,855,031
                                                                  -------------
                                                                     11,432,232
                                                                  -------------
                     Internet: 0.57%
    141,700    @     Network Associates, Inc.                         2,057,484
                                                                  -------------
                                                                      2,057,484
                                                                  -------------
                     Machinery-Diversified: 2.68%
    117,400    @     Brooks Automation, Inc.                          5,777,254
    114,500    @     Global Power Equipment Group, Inc.               3,950,250
                                                                  -------------
                                                                      9,727,504
                                                                  -------------
                     Media: 1.34%
    142,200    @     Cumulus Media, Inc.                              1,702,134
    102,600    @     Emmis Communications Corp.                       3,173,418
                                                                  -------------
                                                                      4,875,552
                                                                  -------------
                     Metal Fabricate/Hardware: 1.53%
     94,400    @     The Shaw Group, Inc.                             5,548,832
                                                                  -------------
                                                                      5,548,832
                                                                  -------------
                     Networking Products: 0.96%
    131,100    @     Tellium, Inc.                                    3,471,528
                                                                  -------------
                                                                      3,471,528
                                                                  -------------
                     Oil & Gas: 12.93%
    110,600    @     Dril-Quip, Inc.                                  3,483,900
     88,100    @     Evergreen Resources, Inc.                        3,964,500
     90,500    @     Grant Prideco, Inc.                              2,038,060
    103,700    @     Hydril Co.                                       3,085,075
    125,600    @     Marine Drilling Co., Inc.                        3,265,600
     69,500    @     National-Oilwell, Inc.                           2,397,750
    272,350    @     Pride Intl., Inc.                                7,252,681
    172,600    @     Seitel, Inc.                                     3,020,500
    149,400    @     Spinnaker Exploration Co.                        6,077,592
    110,000    @     Veritas DGC, Inc.                                3,851,100
    156,600    @     W-H Energy Services, Inc.                        4,713,660
     68,000    @     Westport Resources Corp.                         1,975,400
     63,200          XTO Energy, Inc.                                 1,864,400
                                                                  -------------
                                                                     46,990,218
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap
Growth
Fund

             PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

Shares                                                                Value
------                                                            -------------
                     Pharmaceuticals: 5.23%
    125,100    @     Abgenix, Inc.                                $   4,986,486
     60,900    @     Alkermes, Inc.                                   1,843,443
    122,100    @     Cubist Pharmaceuticals, Inc.                     3,406,590
     18,800    @     CV Therapeutics, Inc.                              884,164
     81,500    @     Imclone Systems, Inc.                            4,046,475
     76,000    @     King Pharmaceuticals, Inc.                       3,844,080
                                                                  -------------
                                                                     19,011,238
                                                                  -------------
                     Retail: 13.23%
    181,500    @     Abercrombie and Fitch Co.                        7,483,245
     87,000    @     American Eagle Outfitters, Inc.                  3,197,250
    120,900    @     AnnTaylor Stores Corp.                           4,125,108
     72,700    @     Bebe Stores, Inc.                                1,953,449
     12,200    @     BUCA, Inc.                                         265,960
    134,900    @     Charlotte Russe Holding, Inc.                    3,712,448
     56,400    @     Childrens Place                                  1,615,860
     49,200    @     Factory 2-U Stores, Inc.                         1,524,708
     63,700    @     HOT Topic, Inc.                                  1,837,745
     63,000    @     Krispy Kreme Doughnuts, Inc.                     4,605,930
    114,400    @     P.F. Chang's China Bistro, Inc.                  4,427,280
     66,400          TJX Cos., Inc.                                   2,221,744
     64,700    @     Tweeter Home Entertainment Group, Inc.           1,746,900
    140,500    @     Wet Seal, Inc.                                   4,924,525
    131,900    @     Williams-Sonoma, Inc.                            4,442,392
                                                                  -------------
                                                                     48,084,544
                                                                  -------------
                     Semiconductors: 12.95%
    180,000    @     ASM Intl. NV                                     3,983,400
    106,600    @     ATMI, Inc.                                       2,791,588
    136,500    @     Cirrus Logic, Inc.                               2,702,700
    117,900    @     Elantec Semiconductor, Inc.                      3,772,800
     79,000    @     Intersil Corp.                                   2,574,610
    211,400    @     Lam Research Corp.                               5,838,868
    172,200    @     LTX Corp.                                        4,177,572
    155,600    @     Microsemi Corp.                                  8,947,000
    164,900  @,@@    O2Micro Intl. Ltd.                               1,667,139
     78,600    @     Rudolph Technologies, Inc.                       3,463,116
    151,500    @     Simplex Solutions, Inc.                          3,605,700
     76,900    @     Veeco Instruments, Inc.                          3,545,859
                                                                  -------------
                                                                     47,070,352
                                                                  -------------
                     Software: 6.23%
     94,200    @     Eclipsys Corp.                                   2,047,908
    115,100    @     HNC Software                                     3,230,857
    167,700    @     Manugistics Group, Inc.                          6,022,107
     93,600    @     NETIQ Corp.                                      2,274,480
    178,000    @     Peregrine Systems, Inc.                          4,928,820
      4,400    @     Quest Software, Inc.                               137,104
    153,600    @     Serena Software, Inc.                            4,018,176
                                                                  -------------
                                                                     22,659,452
                                                                  -------------
                     Telecommunications: 5.82%
    132,700    @     Advanced Fibre Communication                     2,457,604
    222,400    @     Avici Systems, Inc.                              2,252,912
    134,300    @     Digital Lightwave, Inc.                          6,255,693
     83,500    @     Finisar Corp.                                    1,256,675
     42,400    @     Ixia                                               572,400
    210,100    @     New Focus, Inc.                                  2,098,899
    102,900    @     Powerwave Technologies, Inc.                     1,399,440
    107,800    @     RF Micro Devices, Inc.                           2,811,424
     79,600    @     Sonus Networks, Inc.                             2,050,496
                                                                  -------------
                                                                     21,155,543
                                                                  -------------
                     Total Common Stock (Cost $308,359,494)         364,432,818
                                                                  -------------

Principal
Amount                                                                Value
---------                                                         -------------
SHORT TERM INVESTMENTS: 0.44%
                Repurchase Agreement: 0.44%
$ 1,592,000     State Street Bank Repurchase Agreement 4.000%,
                  due 06/01/01, (Collateralized by $1,225,000
                  U.S. Treasury Bonds, 8.875%, Due 08/15/17,
                  Market Value $1,629,202)                        $   1,592,000
                                                                  -------------
                Total Short-Term Investments (Cost $1,592,000)        1,592,000
                                                                  -------------
                Total Investments in Securities
                  (Cost $309,951,494)*                  100.71%   $ 366,024,818
                Other Assets and Liabilities- Net        -0.71%      (2,594,437)
                                                        ------    -------------
                Net Assets                              100.00%   $ 363,430,381
                                                        ======    =============
@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is $310,686,018. Net unrealized appreciation consists of:

                Gross Unrealized Appreciation                     $  65,710,319
                Gross Unrealized Depreciation                       (10,371,519)
                                                                  -------------
                Net Unrealized Appreciation                       $  55,338,800
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
Balanced
Fund

                   PORTFOLIO OF INVESTMENTS as of May 31, 2001
--------------------------------------------------------------------------------

Shares                                                                Value
------                                                            -------------
COMMON STOCK: 47.69%
                     Aerospace/Defense: 1.53%
     23,500          United Technologies Corp.                    $   1,957,785
                                                                  -------------
                                                                      1,957,785
                                                                  -------------
                     Banks: 1.92%
     50,100          J.P. Morgan Chase & Co.                          2,462,415
                                                                  -------------
                                                                      2,462,415
                                                                  -------------
                     Beverages: 1.25%
     16,000          Coca-Cola Co.                                      758,400
     18,900          Pepsico, Inc.                                      845,964
                                                                  -------------
                                                                      1,604,364
                                                                  -------------
                     Chemicals: 0.01%
        920   @@     Syngenta AG ADR                                      9,200
                                                                  -------------
                                                                          9,200
                                                                  -------------
                     Computers: 2.71%
     51,200          Compaq Computer Corp.                              818,688
      7,700    @     Dell Computer Corp.                                187,572
     32,900    @     EMC Corp.-Mass.                                  1,039,640
     12,600          International Business Machines Corp.            1,408,680
        548    @     McData Corp.                                        13,897
                                                                  -------------
                                                                      3,468,477
                                                                  -------------
                     Diversified Financial Services: 2.24%
     15,000          American Express Co.                               631,800
     18,266          Citigroup, Inc.                                    936,133
     19,600          Freddie Mac                                      1,297,520
                                                                  -------------
                                                                      2,865,453
                                                                  -------------
                     Electric: 2.77%
     19,400    @     Calpine Corp.                                      956,420
     28,600          Duke Energy Corp.                                1,307,592
     13,001          Mirant Corp.                                       510,939
     32,700          The Southern Co.                                   769,758
                                                                  -------------
                                                                      3,544,709
                                                                  -------------
                     Electronics: 1.22%
     45,000  @,@@    Flextronics Intl. Ltd.                           1,134,900
     19,900    @     Solectron Corp.                                    429,243
                                                                  -------------
                                                                      1,564,143
                     Energy: 0.01%
     29,192    @     Orion Refining Corp.                                10,508
                                                                  -------------
                                                                         10,508
                                                                  -------------
                     Food: 0.72%
     18,200    @     Safeway, Inc.                                      921,830
                                                                  -------------
                                                                        921,830
                                                                  -------------
                     Home Furnishings: 0.65%
     10,600   @@     Sony Corp. ADR                                     827,860
                                                                  -------------
                                                                        827,860
                                                                  -------------
                     Insurance: 2.66%
     10,060          American Intl. Group                               814,860
     46,000          John Hancock Financial Services                  1,822,060
      7,400          Marsh & McLennan Cos.                              776,260
                                                                  -------------
                                                                      3,413,180
                                                                  -------------
                     Leisure Time: 1.21%
     55,000   @@     Carnival Corp.                                   1,552,650
                                                                  -------------
                                                                      1,552,650
                                                                  -------------
                     Media: 1.98%
     32,800    @     AOL Time Warner, Inc.                            1,713,144
     20,000    @     Comcast Corp.                                      819,200
                                                                  -------------
                                                                      2,532,344
                                                                  -------------
                     Mining: 2.54%
     32,000   @@     Alcan, Inc.                                      1,433,600
     42,300          Alcoa, Inc.                                      1,825,245
                                                                  -------------
                                                                      3,258,845
                                                                  -------------
                     Miscellaneous Manufacturing: 3.28%
     35,500          General Electric Co.                             1,739,500
     12,500          Minnesota Mining & Manufacturing Co.             1,482,250
     17,100   @@     Tyco Intl. Ltd.                                    982,395
                                                                  -------------
                                                                      4,204,145
                                                                  -------------
                     Oil & Gas: 2.74%
      9,162          Exxon Mobil Corp.                                  813,128
     20,000          Halliburton Co.                                    934,800
     13,000   @@     Royal Dutch Petroleum Co.                          792,740
     18,000          Transocean Sedco Forex, Inc.                       962,100
                                                                  -------------
                                                                      3,502,768
                                                                  -------------
                     Pharmaceuticals: 2.03%
     27,200          Abbott Laboratories                              1,413,856
     27,675          Pfizer, Inc.                                     1,186,981
                                                                  -------------
                                                                      2,600,837
                                                                  -------------
                     Pipelines: 0.81%
     17,000    @     El Paso Corp.                                    1,035,300
                                                                  -------------
                                                                      1,035,300
                                                                  -------------
                     Retail: 5.51%
     36,000    @     Best Buy Co., Inc.                               1,913,400
     16,700          Home Depot, Inc.                                   823,143
        112   @,X    International Fast Food Corp.                          585
     30,900          McDonald's Corp.                                   935,651
     23,300          Sears, Roebuck and Co.                             929,204
     27,100          Walgreen Co.                                     1,089,149
     26,500          Wal-Mart Stores, Inc.                            1,371,375
                                                                  -------------
                                                                      7,062,507
                                                                  -------------
                     Semiconductors: 2.18%
     55,000    @     Advanced Micro Devices                           1,553,750
     36,400          Texas Instruments, Inc.                          1,241,968
                                                                  -------------
                                                                      2,795,718
                                                                  -------------
                     Software: 2.59%
     32,000          Computer Associates Intl., Inc.                    907,520
     14,600          First Data Corp.                                   957,906
     20,900    @     Microsoft Corp.                                  1,445,862
                                                                  -------------
                                                                      3,311,288
                                                                  -------------
                     Telecommunications: 3.26%
     20,100          BellSouth Corp.                                    828,723
     15,900    @     Cisco Systems, Inc.                                306,233
     31,525  @,@@    Global Crossing Ltd.                               400,368
     20,100   @@     Nokia OYJ ADR                                      587,724
     31,448    @     Verizon Communications, Inc.                     1,724,966
     18,300    @     WorldCom, Inc.                                     326,472
                                                                  -------------
                                                                      4,174,486
                                                                  -------------
                     Tobacco: 1.22%
     30,400          Philip Morris Cos., Inc.                         1,562,864
                                                                  -------------
                                                                      1,562,864
                                                                  -------------
                     Transportation: 0.65%
     20,900    @     FedEx Corp.                                        836,000
                                                                  -------------
                                                                        836,000
                                                                  -------------
                     Total Common Stock (Cost $55,417,525)           61,079,676
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Balanced
Fund

             PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

Principal
Amount                                                                Value
---------                                                         -------------
CORPORATE BONDS: 16.84%
                     Aerospace/Defense: 0.41%
$   825,000          Simula, Inc., 8.000%, due 05/01/04                 528,000
                                                                  -------------
                                                                        528,000
                                                                  -------------
                     Airlines: 0.71%
    936,875          Continental Airlines, Inc., 6.545%,
                       due 02/02/19                                     907,518
                                                                  -------------
                                                                        907,518
                                                                  -------------
                     Banks: 0.86%
  1,095,000   @@     Banco Santander-Chile, 6.500%, due 11/01/05      1,102,935
                                                                  -------------
                                                                      1,102,935
                                                                  -------------
                     Building Materials: 0.32%
    400,000          Dayton Superior Corp., 13.000%, due 06/15/09       410,000
                                                                  -------------
                                                                        410,000
                                                                  -------------
                     Chemicals: 0.12%
    800,000          Sterling Chemicals, Inc., 11.750%,
                       due 08/15/06                                     149,000
                                                                  -------------
                                                                        149,000
                                                                  -------------
                     Commercial Services: 0.75%
    250,000          Mail-Well, Inc., 8.750%, due 12/15/08              220,000
    840,000          Neff Corp., 10.250%, due 06/01/08                  441,000
    225,000          United Rentals, Inc., 8.800%, due 08/15/08         203,625
    100,000          United Rentals, Inc., 9.000%, due 04/01/09          91,000
                                                                  -------------
                                                                        955,625
                                                                  -------------
                     Diversified Financial Services: 2.07%
    160,000   @@     Amvescap PLC, 6.375%, due 05/15/03                 161,606
    500,000          Citigroup, Inc., 5.700%, due 02/06/04              505,090
  1,000,000          Ford Credit Co., 7.875%, due 06/15/10            1,051,451
    500,000          Household Finance Corp., 8.000%, due 05/09/05      535,309
    660,000          Madison River Finance Corp., 13.250%,
                       due 03/01/10                                     399,300
                                                                  -------------
                                                                      2,652,756
                                                                  -------------
                     Electric: 1.22%
    100,000          AES Corp., 9.375%, due 09/15/10                    102,625
    300,000          AES Corp., 9.500%, due 06/01/09                    309,750
    400,000          Calpine Corp., 8.625%, due 08/15/10                400,556
    300,000          CMS Energy Corp., 9.875%, due 10/15/07             319,168
    400,000          TNP Enterprises, Inc., 10.250%, due 04/01/10       436,500
                                                                  -------------
                                                                      1,568,599
                                                                  -------------
                     Environmental Control: 0.20%
    250,000          Allied Waste North America, 10.000%,
                       due 08/01/09                                     259,375
                                                                  -------------
                                                                        259,375
                                                                  -------------
                     Forest Products & Paper: 0.58%
    200,000          Buckeye Technologies, Inc., 9.250%,
                       due 09/15/08                                     201,000
    800,000   @@     Doman Industries Ltd., 8.750%, due 03/15/04        540,000
                                                                  -------------
                                                                        741,000
                                                                  -------------
                     Holding Companies-Diversified: 0.33%
    430,000          Penhall Intl., Inc., 12.000%, due 08/01/06         427,850
                                                                  -------------
                                                                        427,850
                                                                  -------------
                     Home Builders: 0.06%
     75,000          Lennar Corp., 7.625%, due 03/01/09                  73,046
                                                                  -------------
                                                                         73,046
                                                                  -------------
                     Internet: 0.16%
    300,000    +     Amazon.Com, Inc., 0/10.000%, due 05/01/08          199,875
                                                                  -------------
                                                                        199,875
                                                                  -------------
                     Iron/Steel: 0.11%
    100,000          AK Steel Corp., 7.875%, due 02/15/09                98,250
     50,000          Armco, Inc., 9.000%, due 09/15/07                   49,563
                                                                  -------------
                                                                        147,813
                                                                  -------------
                     Leisure Time: 0.31%
    600,000          Trump Atlantic City Associates, 11.250%,
                       due 05/01/06                                     399,750
                                                                  -------------
                                                                        399,750
                                                                  -------------
                     Lodging: 0.39%
     75,000          Prime Hospitality Corp., 9.750%, due 04/01/07       77,063
    400,000          Station Casinos, Inc., 9.875%, due 07/01/10        419,500
                                                                  -------------
                                                                        496,563
                                                                  -------------
                     Media: 1.73%
    500,000          Charter Communications Holdings Corp.,
                       8.625%, due 04/01/09                             480,000
  1,200,000          Classic Cable, Inc., 10.500%, due 03/01/10         423,000
    175,000          Echostar DBS Corp., 9.250%, due 02/01/06           177,188
    600,000          Northland Cable Television, Inc., 10.250%,
                       due 11/15/07                                     424,500
    600,000  @@,+    Telewest Communications PLC, 0/11.375%,
                       due 02/01/10                                     330,000
  1,450,000    +     UPC, 0/13.750%, due 02/01/10                       377,000
                                                                  -------------
                                                                      2,211,688
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Balanced
Fund

             PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

Principal
Amount                                                                Value
---------                                                         -------------
                     Oil & Gas: 2.20%
$   500,000          Energy Corp. of America, 9.500%,
                       due 05/15/07                               $     407,500
    100,820  @@,#    Hurricane Hydrocarbons, 16.000%, due 12/31/01       97,039
    600,000          Northern Oil ASA, 10.000%, due 05/15/05            429,000
  1,000,000          Occidental Petroleum Corp., 7.650%,
                       due 02/15/06                                   1,055,023
    300,000          Premcor Refining Group, Inc., 8.625%,
                       due 08/15/08                                     262,500
    800,000          United Refining Co., 10.750%, due 06/15/07         564,000
                                                                  -------------
                                                                      2,815,062
                                                                  -------------
                     Regional(state/province): 0.35%
    450,000   @@     Province of Quebec, 5.500%, due 04/11/06           444,009
                                                                  -------------
                                                                        444,009
                                                                  -------------
                     Retail: 0.87%
    823,000          Hollywood Entertainment Corp., 10.625%,
                       due 08/15/04                                     646,055
    450,000          Wal-Mart Stores, Inc., 6.875%, due 08/10/09        468,482
                                                                  -------------
                                                                      1,114,537
                                                                  -------------
                     Telecommunications: 2.65%
  $700,000           Adelphia Business Solutions, Inc., 12.000%,
                       due 11/01/07                                     304,500
  1,000,000  @@,+    Call-Net Enterprises, Inc., 0/8.940%,
                       due 08/15/08                                     190,000
    600,000   @@     Call-Net Enterprises, Inc., 8.000%,
                       due 08/15/08                                     171,000
    700,000          Concentric Network Corp., 12.750%,
                       due 12/15/07                                     346,500
    300,000          Intermedia Communications, 12.250%,
                       due 03/01/09                                     220,500
    500,000          ITC Deltacom, Inc., 8.875%, due 03/01/08           322,500
    400,000          McLeodUSA, Inc., 11.375%, due 01/01/09             302,000
    425,000          Metromedia Fiber Network, Inc., 10.000%,
                       due 12/15/09                                     240,125
  1,000,000          NEON Communications, Inc., 12.750%,
                       due 08/15/08                                     400,000
    425,000          NMS Communciations Corp., 5.000%, due 10/15/05     221,000
  2,000,000  ++,#    SA Telecommunications, Inc., 10.000%,
                       due 08/15/06                                          --
    500,000          WinStar Communications, Inc., 12.750%,
                       due 04/15/10                                      13,125
    450,000          WorldCom, Inc., 6.500%, due 05/15/04               451,509
    800,000    +     XO Communications, Inc., 0/9.450%,
                       due 04/15/08                                     212,000
                                                                  -------------
                                                                      3,394,759
                                                                  -------------
                     Transportation: 0.44%
     75,000          Gulfmark Offshore, Inc., 8.750%, due 06/01/08       75,750
    500,000          Norfolk Southern Corp., 6.750%, due 02/15/11       492,273
                                                                  -------------
                                                                        568,023
                                                                  -------------
                     Total Corporate Bonds (Cost $25,132,236)        21,567,783
                                                                  -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 16.19%
                     Federal Home Loan Mortgage Association: 2.36%
    946,927          5.500%, due 01/01/14                               921,180
    472,917          6.000% due 04/01/14                                468,481
  1,616,240          7.000% due 06/01/29                              1,631,384
                                                                  -------------
                                                                      3,021,045
                                                                  -------------
                     Federal National Mortgage Association: 9.60%
    450,000          5.500%, due 05/02/06                               449,804
  3,300,000          6.420%, TBA, due 06/01/31                        3,320,109
  1,565,611          6.500%, due 06/01/14                             1,576,367
    382,718          6.500%, due 08/01/15                               385,432
  1,200,000          6.625%, due 10/15/07                             1,258,634
  2,509,959          7.000%, due 03/01/15                             2,570,439
  1,000,000          7.250%, due 01/15/10                             1,081,404
  1,000,000          7.500%, TBA, due 09/01/30                        1,019,063
    611,984          8.000%, due 08/01/30                               633,783
                                                                  -------------
                                                                     12,295,035
                                                                  -------------
                     Government National Mortgage Association: 4.23%
  3,321,236          6.500%, due 06/15/29                             3,293,694
  1,097,319          7.500%, due 11/15/29                             1,128,034
    956,253          8.000%, due 07/15/30                               992,849
                                                                  -------------
                                                                      5,414,577
                                                                  -------------
                     Total U.S. Government Agency Obligations
                       (Cost $20,418,832)                            20,730,657
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Balanced
Fund

             PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

Principal
Amount                                                                Value
---------                                                         -------------
U.S. TREASURY OBLIGATIONS: 8.44%
                     U.S. Treasury Bonds: 2.42%
$ 3,000,000          6.125%, due 08/15/29                         $   3,095,610
                                                                  -------------
                                                                      3,095,610
                                                                  -------------
                     U.S. Treasury Notes: 6.02%
  2,793,414          3.875%, due 01/15/09                             2,919,120
    300,000          4.750%, due 01/31/03                               302,847
    450,000          5.750%, due 11/15/05                               464,086
  3,750,000          6.500%, due 02/15/10                             4,026,694
                                                                  -------------
                                                                      7,712,747
                                                                  -------------
                     Total U.S. Treasury Obligations
                       (Cost $10,896,910)                            10,808,357
                                                                  -------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 2.46%
                     Commercial MBS: 1.90%
$   490,000    #     Allied Capital Commercial Mortgage Trust,
                       6.710%, due 12/25/04                       $     499,577
    374,109    #     Criimi Mae CMBS Corp., 5.697%, due 10/20/01        374,893
    450,000          First Union National Bank-Bank of America
                       Commercial Mortgage Trust, 6.136%,
                       due 12/15/10                                     437,330
  1,085,354          GMAC Commercial Mortgage Securities, Inc.,
                       6.974%, due 05/15/08                           1,123,587
                                                                  -------------
                                                                      2,435,387
                                                                  -------------
                     Home Equity ABS: 0.56%
    700,000          Emergent Home Equity Loan Trust, 7.080%,
                       due 12/15/28                                     714,508
                                                                  -------------
                                                                        714,508
                                                                  -------------
                     Total Collateralized Mortgage Obligations
                       (Cost $3,068,967)                              3,149,895
                                                                  -------------

Shares                                                                Value
------                                                            -------------
PREFERRED STOCK: 0.70%
                     Diversified Financial Services: 0.67%
     60,000          North Atlantic Trading Co.                   $     855,000
                                                                  -------------
                     Restaraunts: 0.00%
     13,251    X     International Fast Food Corp.                           --
                                                                  -------------
                     Telecommunications: 0.03%
      3,236          XO Communications, Inc.                             47,726
                                                                  -------------
                     Total Preferred Stock (Cost $2,001,852)            902,726
                                                                  -------------
 WARRANTS: 0.01%
                     Building Materials: 0.00%
        400          Dayton Superior Corp.                        $       8,050

                     Food/Beverage: 0.00%
        370          North Atlantic Trading Co.                               4
                                                                  -------------
                     Miscellaneous Manufacturing: 0.01%
        500          Packaged Ice, Inc.                                  10,500
                                                                  -------------
                     Telecommunications: 0.00%
        500          Iridium World Communications, Inc.                       5
      1,000          UNIFI Communications, Inc.                              10
                                                                  -------------
                                                                             15
                                                                  -------------
                     Total Warrants (Cost $57,953)                       18,569
                                                                  -------------
                     Total Long-Term Investments
                      (Cost $116,994,275)                           118,257,663
                                                                  -------------

Principal
Amount                                                                Value
---------                                                         -------------
SHORT TERM INVESTMENTS: 9.25%
                Repurchase Agreement: 9.25%
$11,844,000     State Street Bank & Trust Repurchase Agreement,
                  4.000%, due 06/01/01 (Collateralized by
                  $10,405,000 U.S. Treasury Bonds, 7.500%,
                  Due 11/15/16, Market Value $12,082,806)         $  11,844,000
                                                                  -------------
                Total Short-Term Investments (Cost $11,844,000)      11,844,000
                                                                  -------------
                Total Investments in Securities
                  (Cost $128,838,275)*                  101.58%   $ 130,101,663
                Other Assets and Liabilities-Net         -1.58%      (2,019,813)
                                                        ------    -------------
                Net Assets                              100.00%   $ 128,081,850
                                                        ======    =============

@    Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
++   Defaulted security
&    Payment in-kind security
@@   Foreign Issuer
X Market value determined by Pilgrim Valuation Committee appointed by the Fund's Board of Directors.
ADR  American Depository Receipt
* Cost for federal income tax purposes is $128,879,174. Net unrealized appreciation consists of:

                Gross Unrealized Appreciation                     $  11,103,886
                Gross Unrealized Depreciation                        (9,881,397)
                                                                  -------------
                Net Unrealized Appreciation                       $   1,222,489
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
Convertible
Fund

                   PORTFOLIO OF INVESTMENTS as of May 31, 2001
--------------------------------------------------------------------------------

Shares                                                                Value
------                                                            -------------
COMMON STOCK: 15.07%
                     Biotechnology: 0.99%
     60,000    @     IDEC Pharmaceuticals Corp.                   $   3,696,000
                                                                  -------------
                                                                      3,696,000
                                                                  -------------
                     Media: 2.11%
    127,100          MediaOne Group, Inc.                             7,848,425
                                                                  -------------
                                                                      7,848,425
                                                                  -------------
                     Oil & Gas: 0.72%
     50,000          Transocean Sedco Forex, Inc.                     2,672,500
                                                                  -------------
                                                                      2,672,500
                                                                  -------------
                     Savings & Loans: 4.43%
    253,700          Sovereign Bancorp, Inc.                         16,490,500
                                                                  -------------
                                                                     16,490,500
                                                                  -------------
                     Semiconductors: 5.13%
    675,640    @     Advanced Micro Devices                          19,086,830
                                                                  -------------
                                                                     19,086,830
                                                                  -------------
                     Telecommunications: 0.00%
      5,098    @     WinStar Communications, Inc.                           459
                                                                  -------------
                                                                            459
                                                                  -------------
                     Transportation: 1.69%
    105,800          United Parcel Service, Inc.                      6,289,810
                                                                  -------------
                                                                      6,289,810
                                                                  -------------
                     Total Common Stock (Cost $52,300,592)           56,084,524
                                                                  -------------
COVERTIBLE PREFERRED STOCKS: 10.63%
                     Diversified Financial Services: 3.25%
    207,668          AES Trust VII                                $  12,096,661
                                                                  -------------
                                                                     12,096,661
                                                                  -------------
                     Electric: 2.88%
    104,781          Calpine Capital Trust II                        10,726,955
                                                                  -------------
                                                                     10,726,955
                                                                  -------------
                     Food: 0.67%
     60,000          Suiza Capital Trust II                           2,475,600
                                                                  -------------
                                                                      2,475,600
                                                                  -------------
                     Media: 0.76%
    171,769          UnitedGlobalCom, Inc.                        $   2,834,189
                                                                  -------------
                                                                      2,834,189
                                                                  -------------
                     Oil & Gas: 1.84%
    122,005          Weatherford Intl., Inc.                          6,862,781
                                                                  -------------
                                                                      6,862,781
                                                                  -------------
                     Retail: 0.05%
      3,500          Wendy's Financing I                                182,875
                                                                  -------------
                                                                        182,875
                                                                  -------------
                     Telecommunications: 1.18%
     28,411   @@     Global Crossing Ltd.                             4,346,883
     51,932          WinStar Communications, Inc.                        25,974
                                                                  -------------
                                                                      4,372,857
                                                                  -------------
                     Total Convertible Preferred Stocks
                       (Cost $42,945,342)                            39,551,918
                                                                  -------------
CONVERTIBLE CORPORATE BONDS: 67.70%
                     Biotechnology: 6.88%
  8,000,000          Aviron, 5.250%, due 02/01/08                 $   8,550,000
  2,360,000    @     IDEC Pharmaceuticals Corp., 0.000%,
                       due 02/16/19                                   6,018,000
  9,511,000          Millennium Pharmaceuticals, 5.500%,
                       due 01/15/07                                  11,044,648
                                                                  -------------
                                                                     25,612,648
                                                                  -------------
                     Computers: 8.28%
 12,574,000    #     ASML Lithography Holding NV, 4.250%,
                       due 11/30/04                                  12,228,215
 18,126,000          Hewlett-Packard Co., 0.010%, due 10/14/17       10,082,587
  2,729,000          Veritas Software Corp., 1.856%, due 08/13/06     5,348,840
    450,000          Veritas Software Corp., 5.250%, due 11/01/04     3,161,813
                                                                  -------------
                                                                     30,821,455
                                                                  -------------
                     Distribution/Wholesale: 1.24%
  5,000,000          Costco Wholesale Corp., 0.010%, due 08/19/17     4,612,500
                                                                  -------------
                                                                      4,612,500
                                                                  -------------
                     Diversified Financial Services: 0.93%
  2,000,000          Merrill Lynch & Co., 0.000%, due 05/23/31    $   1,042,500
    500,000          Orion Power Holdings, Inc., 4.500%,
                       due 06/01/08                                     500,000
  3,500,000    #     Verizon Global Funding Corp., 0.000%,
                       due 05/15/21                                   1,907,500
                                                                  -------------
                                                                      3,450,000
                                                                  -------------
                     Electronics: 8.45%
  4,034,000          OAK Industries, Inc., 4.875%, due 03/01/08       4,971,905
  5,000,000          Sanmina Corp., 0.000%, due 09/12/20              1,837,500
  2,771,000          Sanmina Corp., 4.250%, due 05/01/04              3,872,472
 35,128,000          Solectron Corp., 0.010%, due 05/08/20           18,266,560
  5,000,000          Solectron Corp., 0.000%, due 01/27/19            2,506,250
                                                                  -------------
                                                                     31,454,687
                                                                  -------------
                     Healthcare-Services: 4.39%
  6,946,000    #     Universal Health Services, 0.426%,
                       due 06/23/20                                   3,828,983
 16,000,000          Wellpoint Health Networks, 0.000%,
                       due 07/02/19                                  12,500,000
                                                                  -------------
                                                                     16,328,983
                                                                  -------------
                     Media: 7.89%
 12,997,000          AT&T -- Liberty Media Corp., 4.000%,
                       due 11/15/29                                   9,455,318
 20,594,000          Clear Channel Communications, 1.500%,
                       due 12/01/02                                  19,924,695
                                                                  -------------
                                                                     29,380,013
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Convertible
Fund

             PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

Shares                                                                Value
------                                                            -------------
                     Oil & Gas: 10.51%
  7,556,000          Anadarko Petroleum Corp., 0.000%,
                       due 03/07/20                               $   5,950,350
  2,518,000          Devon Energy Corp., 4.900%, due 08/15/08         2,599,835
 13,235,000          Kerr-McGee Corp., 5.250%, due 02/15/10          17,056,606
 21,703,000          Transocean Sedco Forex, Inc., 0.000%,
                       due 03/24/20                                  13,537,246
                                                                  -------------
                                                                     39,144,037
                                                                  -------------
                     Pharmaceuticals: 3.89%
  3,200,000          Alza Corp., 0.000%, due 07/28/20                 2,292,000
  2,500,000          COR Therapeutics, Inc., 5.000%, due 03/01/07     3,087,500
  5,426,000   @@     Elan Finance Corp. Ltd., 0.000%, due 12/14/18    4,612,100
  6,148,000    #     Roche Holdings, Inc., 0.010%, due 01/19/15       4,480,355
                                                                  -------------
                                                                     14,471,955
                                                                  -------------
                     Semiconductors: 5.06%
  8,466,000          Cypress Semiconductor Corp., 4.000%,
                       due 02/01/05                                   7,513,575
  8,058,000   @@     STMicroelectronics NV, 0.010%, due 09/22/09      8,652,278
  4,000,000  @@,#    STMicroelectronics NV, 0.000%, due 11/16/10      2,660,000
                                                                  -------------
                                                                     18,825,853
                                                                  -------------
                     Software: 2.05%
  6,500,000          Nvidia Corp., 4.750%, due 10/15/07               7,653,750
                                                                  -------------
                                                                      7,653,750
                                                                  -------------
                     Telecommunications: 8.13%
  3,000,000          CIENA Corp., 3.750%, due 02/01/08                2,542,500
 13,000,000          Corning, Inc., 0.000%, due 11/08/15              7,686,250
  2,425,000          Gilat Satellite Networks Ltd., 4.250%,
                       due 03/15/05                                   1,461,063
  8,471,000          Juniper Networks, Inc., 4.750%, due 03/15/07     6,300,305
 14,741,000          Nextel Communications, Inc., 5.250%,
                       due 01/15/10                                   9,157,846
  4,000,000          Oni Systems Corp., 5.000%, due 10/15/05          3,105,000
                                                                  -------------
                                                                     30,252,964
                                                                  -------------
                     Convertible Corporate Bonds
                       (Cost $298,441,378)                          252,008,845
                                                                  -------------
WARRANTS: 2.65%
                     Savings & Loans: 2.65%
    190,000    #     Washington Mutual, Inc.                          9,880,000
                                                                  -------------
                                                                      9,880,000
                                                                  -------------
                     Total Warrants (Cost $9,793,100)                 9,880,000
                                                                  -------------
                     Total Long-Term Investments
                       (Cost $403,480,412)                          357,525,287
                                                                  -------------

Principal
Amount                                                                Value
---------                                                         -------------
SHORT TERM INVESTMENTS: 3.94%
                Repurchase Agreement: 3.94%
$14,676,000     State Street Bank Repurchase Agreement 4.000%,
                  due 06/01/01, (Collateralized by $11,260,000
                  U.S. Treasury Bonds, 8.875%, Due 08/15/17,
                  Market Value $14,975,361)                       $  14,676,000
                                                                  -------------
                Total Short-Term Investments (Cost $14,676,000)      14,676,000
                                                                  -------------
                Total Investments in Securities
                  (Cost $418,156,412)*                   99.99%   $ 372,201,287
                Other Assets and Liabilities-Net          0.01%          51,724
                                                        ------    -------------
                Net Assets                              100.00%   $ 372,253,011
                                                        ======    =============

@    Non-income producing security
@@   Foreign Issuer
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
* Cost for federal income tax purposes is $420,888,677. Net unrealized depreciation consists of:

                Gross Unrealized Appreciation                     $  22,988,029
                Gross Unrealized Depreciation                       (71,675,419)
                                                                  -------------
                Net Unrealized Depreciation                       $ (48,687,390)
                                                                  =============

                 See Accompanying Notes to Financial Statements

                        SHAREHOLDER MEETINGS (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of the ING Funds, held February 22, 2001, at the offices of ING Pilgrim, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

                                Shares voted
                      Shares     against or      Shares      Broker      Total
                    voted for     withheld     abstained    non-vote     Voted
                    ---------     --------     ---------    --------     -----
ING Focus Fund

1. To approve an agreement and plan of reorganization providing for the acquisition of all of the assets and liabilities of each class of ING Focus Fund by Pilgrim LargeCap Growth Fund in exchange for shares in the corresponding class of Pilgrim LargeCap Growth Fund and the subsequent liquidation of ING Focus Fund.

                    2,878,685        5,656       17,564        --      2,901,905

2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

                    2,862,427        9,292       30,186        --      2,901,905

ING Large Cap Growth

1. To approve an agreement and plan of reorganization providing for the acquisition of all of the assets and liabilities of each class of ING Large Cap Growth Fund by Pilgrim LargeCap Growth Fund in exchange for shares in the corresponding class of Pilgrim LargeCap Growth Fund and the subsequent liquidation of ING Large Cap Growth Fund.

                    2,943,616       16,367       36,711        --      2,996,694

2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

                    2,942,444        8,527       45,723        --      2,996,694

ING Mid Cap Growth

1. To approve an agreement and plan of reorganization providing for the acquisition of all of the assets and liabilities of each class of ING Mid Cap Growth Fund by Pilgrim MidCap Opportunities Fund in exchange for shares in the corresponding class of Pilgrim MidCap Opportunities Fund and the subsequent liquidation of ING Mid Cap Growth Fund.

                    2,592,947        3,429       11,450        --      2,607,826

2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

                    2,591,049        2,303       14,474        --      2,607,826

ING Small Cap Growth

1. To approve an agreement and plan of reorganization providing for the acquisition of all of the assets and liabilities of each class of ING Small Cap Growth Fund by Pilgrim SmallCap Opportunities Fund in exchange for shares in the corresponding class of Pilgrim SmallCap Opportunities Fund and the subsequent liquidation of ING Small Cap Growth Fund.

                    3,007,395        7,160       12,232        --      3,026,787

2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

                    3,003,117        5,806       17,864        --      3,026,787

                        SHAREHOLDER MEETINGS (Unaudited)
--------------------------------------------------------------------------------

                                Shares voted
                      Shares     against or      Shares      Broker      Total
                    voted for     withheld     abstained    non-vote     Voted
                    ---------     --------     ---------    --------     -----

A special meeting of shareholders of the Pilgrim Group held February 23, 2001, at the offices of ING Pilgrim, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Pilgrim Large Cap Leaders

1. To approve an agreement and plan of reorganization providing for the aquisition of all of the assets and liabilities of Pilgrim LargeCap Leaders by Pilgrim MagnaCap Fund.

                    1,174,456       23,913       41,971        --      1,240,340

2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

                    1,159,381       25,484       55,475        --      1,240,340

Pilgrim MidCap Value Fund

1. To approve an agreement and plan of reorganization providing for the aquisition of all of the assets and liabilities of Pilgrim MidCap Value Fund by Pilgrim MagnaCap Fund.

                    1,362,340       49,581       37,110        --      1,449,031

2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

                    1,391,606       23,061       34,364        --      1,449,031

-------
Pilgrim
Funds
-------

                           TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

Dividends paid during the periods ended May 31, 2001 were as follows:

Fund Name                       Type          Per Share Amount
---------                       ----          ----------------
MagnaCap
  Class A                        NII               $0.0877
  Class B                        NII               $0.0041
  Class C                        NII               $0.0041
  Class M                        NII               $0.0055
  Class Q                        NII               $0.1027
  All Classes                   LTCG               $1.8760

LargeCap Growth
  All Classes                   STCG               $0.1710
  All Classes                   LTCG               $0.2950

MidCap Growth
  Class A                       STCG               $0.8256
  Class B                       STCG               $0.9656
  Class C                       STCG               $0.7583
  Class Q                       STCG               $1.0454
  Class A                       LTCG               $3.8774
  Class B                       LTCG               $4.5349
  Class C                       LTCG               $3.5611
  Class Q                       LTCG               $4.9097

Growth + Value
  All Classes                   LTCG               $2.1526
  All Classes                    ROC               $0.0629

SmallCap Growth
  Class A                       LTCG               $2.0134
  Class B                       LTCG               $2.5150
  Class C                       LTCG               $1.9673
  Class Q                       LTCG               $2.2417

Balanced
  Class A                        NII               $0.5051
  Class B                        NII               $0.3937
  Class C                        NII               $0.3898
  Class Q                        NII               $0.4563
  Class T                        NII               $0.4799
  Class A                       STCG               $0.0826
  Class B                       STCG               $0.0885
  Class C                       STCG               $0.0794
  Class Q                       STCG               $0.0821
  Class T                       STCG               $0.0883
  Class A                       LTCG               $1.0693
  Class B                       LTCG               $1.1465
  Class C                       LTCG               $1.0282
  Class Q                       LTCG               $1.0628
  Class T                       LTCG               $1.1443

Convertible
  Class A                        NII               $0.5061
  Class B                        NII               $0.3373
  Class C                        NII               $0.3455
  Class Q                        NII               $0.5288
  Class A                       STCG               $2.8578
  Class B                       STCG               $3.1192
  Class C                       STCG               $2.9252
  Class Q                       STCG               $2.7688
  Class A                       LTCG               $1.9978
  Class B                       LTCG               $2.1805
  Class C                       LTCG               $2.0448
  Class Q                       LTCG               $1.9355

----------
NII -- Net investment income
STCG -- Short-term capital gain
LTCG -- Long-term capital gain
ROC -- Return of Capital

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January 2001, shareholders, excluding corporate shareholders, received an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by them in calendar 2000.

INVESTMENT MANAGER

ING Pilgrim Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR

ING Pilgrim Group, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR

ING Pilgrim Securities, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

TRANSFER AGENT

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN

State Street Bank & Trust
One Heritage Drive
North Quincy, Massachusetts 02171

State Street Bank & Trust
801 Pennsylvania Avenue
Kansas City, Missouri 64105

LEGAL COUNSEL

Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS

KPMG LLP
355 South Grand Avenue
Los Angeles, California 90071

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Pilgrim Securities, Inc. Distributor at 1-800-334-3444. Please read the prospectus carefully before you invest or send money.

[LOGO] ING PILGRIM                                         QUSEQANN053101-073001